                                                                  EXECUTION COPY

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                             PARTICIPATION AGREEMENT

                            Dated as of May 18, 2005

                                      among

                            PUNA GEOTHERMAL VENTURE,
                                   as Lessee,

                                SE PUNA, L.L.C.,
                                as Owner Lessor,

                            WILMINGTON TRUST COMPANY,
                           in its individual capacity,

                             SE PUNA LEASE, L.L.C.,

                               as Equity Investor,

              AIG ANNUITY INSURANCE COMPANY, AMERICAN GENERAL LIFE
              INSURANCE COMPANY and ALLSTATE LIFE INSURANCE COMPANY

                                 as Noteholders

                                       and

                         UNION BANK OF CALIFORNIA, N.A.,
                   not in its individual capacity, but solely
                              as Indenture Trustee

                       PUNA GEOTHERMAL GENERATION PROJECT

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   Section 3.3.     Representations and Warranties of the Trust Company..    23
   Section 3.4.     Representations and Warranties of the Equity

                                        i

                                   (continued)

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                                                                            ----
   Section 5.7.     Books and Records; Inspections.......................    41
   Section 5.8.     Taxes; Utility Charges...............................    41
   Section 5.9.     Performance and Enforcement..........................    41
   Section 5.10.    Utility Status.......................................    41
   Section 5.11.    Subsidiaries.........................................    41
   Section 5.12.    Notice of Change of Jurisdiction of Formation

   Section 5.18.    Merger, Consolidation, Sale of Substantially All

                                       ii

                                   (continued)

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                                       iii

                                   (continued)

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SECTION 11. SUPPLEMENTAL FINANCING; OPTIONAL REFINANCING; ASSUMPTION OF

   Section 12.12.   Consent to Jurisdiction; Waiver of Trial by Jury;
                    Process Agent........................................    89
   Section 12.13.   Consent to Security Filings..........................    89

                                       iv

                                   (continued)

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                                                                            ----

                                        v

                                   APPENDICES:

Appendix A            Definitions

Exhibit A to
   Appendix A         Completion Tests

                                TABLE OF ANNEXES

Annex A               Pricing Assumptions

                               TABLE OF SCHEDULES

Schedule 3.1(h)(ii)   Title; Liens re: Transfer and Conveyance
Schedule 5.22         Bank Accounts

                                TABLE OF EXHIBITS

Exhibit A             Form of Section 5.4(d) Certificate
Exhibit B             Form of Semiannual Operating Report (Section 5.4(e))
Exhibit C             Form of Annual Operating Budget (Section 5.5)
Exhibit D             Form of Subordination Provisions for Debt Instruments
                      Between Lessee and Pledgor (Section 5.14(b))
Exhibit E             Form of Section 11.1(b)(ix) Certificate by Lessee
                      Confirmed by the Engineering Consultant
Exhibit F             Form of Transfer Agreement (Section 7.1)
Exhibit G             Form of Equity Investor Guaranty (Section 7.1)
Exhibit H             Completion Notice
Exhibit I             Appraisal Assumptions

                        TABLE OF SCHEDULES TO APPENDIX A

Schedule I            Real Estate Documents
Schedule II           Security Documents

                         TABLE OF EXHIBITS TO APPENDIX A

Exhibit A             Completion Tests

                             PARTICIPATION AGREEMENT

          This PARTICIPATION AGREEMENT, dated as of May 18, 2005 (this
"Participation Agreement" or this "Agreement"), is among (i) Puna Geothermal
Venture, a Hawaii general partnership (the "Lessee"), (ii) SE Puna, L.L.C., a
Delaware limited liability company (the "Owner Lessor"), (iii) Wilmington Trust
Company, a banking corporation organized and existing under the laws of the
State of Delaware, in its individual capacity (the "Trust Company"), (iv) SE
Puna Lease, L.L.C., a Delaware limited liability company (the "Equity
Investor"), (v) AIG Annuity Insurance Company, American General Life Insurance
Company and Allstate Life Insurance Company (each a "Noteholder" and, collectively, the "Noteholders") and (vi) Union Bank of California, N.A., not in
its individual capacity, but solely as trustee under the Indenture (the
"Indenture Trustee").

                                   WITNESSETH:

          WHEREAS, KLDC is the owner in fee simple of the Project Site, subject to the rights of the State of Hawaii in the Geothermal Resource, and KLDC leased the Project Site to KLP pursuant to the Master Surface Lease;

          WHEREAS, the State of Hawaii leased the right to develop the
Geothermal Resource to KLP pursuant to the Master Resource Lease;

          WHEREAS, KLP subleased the Project Site to the Lessee pursuant to the
Power Plant Sublease and granted certain easements relating to the Project Site to the Lessee pursuant to the Delivery System Grant of Easements;

          WHEREAS, KLP subleased the right to develop the Geothermal Resource to the Lessee pursuant to the Resource Sublease;

          WHEREAS, the Lessee is the owner of the Project located on the Project
Site;

          WHEREAS, the Lessee desires to (i) transfer all right, title and interest (other than legal title) in its interest in the Project to the Owner
Lessor pursuant to the Head Lease, (ii) sublease the Project Site to the Owner
Lessor for the term of the Head Lease pursuant to the Sublease of Power Plant
Sublease and the Sub-Grant of Delivery System Grant of Easements, (iii) sublease its rights to develop the Geothermal Resource to the Owner Lessor pursuant to the Sublease of Resource Sublease, (iv) assign as security the Lessee's interest in certain Project Documents to the Owner Lessor pursuant to the Lessee Security
Agreement, (v) assign as security the Lessee's right, title and interest in and to the Project Site and certain third party consents related thereto to the
Owner Lessor pursuant to certain Security Documents, (vi) lease the Project from the Owner Lessor pursuant to the Project Lease, (vii) sublease the Project Site from the Owner Lessor for the term of the Project Lease pursuant to the
Sub-Sublease of the Power Plant Sublease and the Sub-Sub-Grant of Delivery
System Grant of Easements and (viii) sub-sublease the rights of the Owner Lessor to develop the Geothermal Resource from the Owner Lessor pursuant to the
Sub-Sublease of Resource Sublease;

          WHEREAS, the Owner Lessor desires to (i) accept the transfer of all right, title and interest (other than legal title) in the Lessee's interest in the Project from the Lessee pursuant to the Head Lease, (ii) sublease the
Project Site from the Lessee for the term of the Head Lease pursuant to the
Sublease of Power Plant Sublease and the Sub-Grant of Delivery System Grant of
Easements, (iii) sublease the Lessee's rights to develop the Geothermal Resource from the Lessee pursuant to the Sublease of Resource Sublease, (iv) receive a security interest in the Lessee's right, title and interest in certain Project
Documents from the Lessee pursuant to the Lessee Security Agreement, (v) receive a security interest in the Lessee's right, title and interest in and to the
Project Site and receive certain third party consents related thereto pursuant to certain Security Documents, (vi) lease the Project to the Lessee pursuant to the Project Lease, (vii) sub-sublease the Project Site to the Lessee for the term of the Project Lease pursuant to the Sub-Sublease of the Power Plant
Sublease and the Sub-Sub-Grant of Delivery System Grant of Easements and (viii)
sub-sublease its rights to develop the Geothermal Resource to the Lessee pursuant to the Sub-Sublease of Resource Sublease;

          WHEREAS, concurrently with the execution and delivery of this
Participation Agreement, the Pledgor has entered into the Lessee Partners
Interest Pledge Agreement and the Lessee Partners have entered into the PGV
Interests Pledge Agreement each in favor of the Owner Lessor to secure the obligations of the Lessee under the Operative Documents;

          WHEREAS, concurrently with the execution and delivery of this
Participation Agreement, the Equity Investor has entered into the LLC Agreement with the Trust Company, pursuant to which the Owner Lessor has been created and is authorized to, among other things and subject to the terms and conditions thereof and hereof, lease the Project from the Lessee for the Head Lease Term pursuant to the Head Lease, sublease the Project Site from the Lessee for the
Head Lease Term pursuant to the Sublease of the Power Plant Sublease and the
Sub-Grant of Delivery System Grant of Easements, take a security interest in the
Lessee's right, title and interest in certain Project Documents pursuant to the
Lessee Security Agreement, take a security interest in the Lessee's right, title and interest in and to the Project Site and certain, third party consents related thereto pursuant to certain Security Documents, lease the Project to the
Lessee for the Project Lease Term pursuant to the Project Lease and sub-sublease the

                                        2

Project Site to the Lessee for the Project Lease Term pursuant to the
Sub-Sublease of the Power Plant Sublease and the Sub-Sub-Grant of Delivery
System Grant of Easements;

          WHEREAS, in order to obtain a portion of the funds necessary to pay the Head Lease Rent pursuant to the Head Lease, the Owner Lessor desires to issue and sell to the Noteholders on the Closing Date Senior Notes pursuant to the Indenture and secure its obligations thereunder by assigning to the
Indenture Trustee, among other things, its interests in the Project, the Project
Site, the Geothermal Resource and the Project Documents and certain of the
Operative Documents executed in connection therewith, all in accordance with the terms and conditions of the Operative Documents;

          WHEREAS, subject to the terms and conditions hereof, the Noteholders are willing to purchase the relevant Senior Notes from the Owner Lessor on the
Closing Date;

          WHEREAS, concurrently with the execution and delivery of the Head
Lease and the Project Lease, the Lessee, the Owner Lessor, the Equity Investor
and the Indenture Trustee will enter into the Depositary Agreement with the
Depositary Bank, pursuant to which certain Accounts will be created, and the
Lessee will deposit into the Senior Rent Reserve Account and the Junior Rent
Reserve Account, the amounts required pursuant to Section 4 of the Depository
Agreement; and

          WHEREAS, the parties hereto desire to make certain deposits on the
Closing Date in accordance with the terms of the Depositary Agreement; and

          WHEREAS, the parties hereto desire to consummate the transactions contemplated hereby and by the other Operative Documents.

          NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION AGREEMENT

          The capitalized terms used in this Participation Agreement, including the foregoing recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto. The general provisions of
Appendix A shall apply to this Participation Agreement.

SECTION 2. PARTICIPATION; CLOSING DATE; TRANSACTION COSTS

     Section 2.1. Agreement to Participate.

                                        3

          Subject to the terms and conditions of this Agreement, and in reliance on the agreements, representations and warranties made herein, the parties agree to participate in the Transaction as described in this Section 2.1 on the
Closing Date as follows:

               (a) the Equity Investor agrees to provide funds to the Owner
Lessor in an amount sufficient to (i) fund the Equity Investment and (ii) pay the Transaction Costs that the Owner Lessor is responsible to pay pursuant to
Section 2.4 hereof (together, the "Equity Investor's Commitment");

               (b) the Lessee agrees to (i) lease its interest in the Project to the Owner Lessor pursuant to the Head Lease, (ii) sublease the Project Site to the Owner Lessor for the term of the Head Lease pursuant to the Sublease of
Power Plant Sublease and the Sub-Grant of Delivery System Grant of Easements,
(iii) assign as security the Lessee's right, title and interest in certain
Project Documents to the Owner Lessor pursuant to the Lessee Security Agreement
(iv) assign as security the Lessee's right, title and interest in and to the
Project Site to the Owner Lessor pursuant to certain Security Documents and (u)
sublease to the Owner Lessor certain interests with respect to the Geothermal
Resource which has been leased to the Lessee pursuant to the Resource Sublease, such sublease to be made pursuant to the Sublease of Resource Sublease; the
Owner Lessor agrees to (v) lease the Lessee's interest in the Project from the
Lessee pursuant to the Head Lease, (w) sublease the Project Site from the Lessee for the term of the Head Lease pursuant to the Sublease of Power Plant Sublease and the Sub-Grant of Delivery System Grant of Easements, (x) receive a security interest in the Lessee's right, title and interest in certain Project Documents from the Lessee pursuant to the Lessee Security Agreement (y) accept an assignment as security for the Lessee's right, title and interest in and to the
Project Site pursuant to certain Security Documents and (z) sublease the
Lessee's interest in the Geothermal Resource from the Lessee pursuant to the
Sublease of Resource Sublease;

               (c) the Owner Lessor agrees to (i) lease the Project to the
Lessee pursuant to the Project Lease, (ii) sub-sublease the Project Site to the
Lessee for the term of the Project Lease pursuant to the Sub-Sublease of Power
Plant Sublease and Sub-Sub-Grant of Delivery System Grant of Easements and (iii)
sub-sublease its interest in the Geothermal Resource to the Lessee pursuant to the Sub-Sublease of Resource Sublease; the Lessee agrees to (x) lease the
Project from the Owner Lessor pursuant to the Project Lease, (y) sub-sublease the Project Site from the Owner Lessor for the term of the Project Lease pursuant to the Sub-Sublease of the Power Plant Sublease and the Sub-Sub-Grant
of Delivery System Grant of Easements and (z) sublease the Owner Lessor's interest in the Geothermal Resource from the Owner Lessor pursuant to the
Sub-Sublease of Resource Sublease;

                                        4

               (d) the Indenture Trustee agrees to enter into and act as the trustee under the Indenture pursuant to which the Senior Notes will be issued;

               (e) the Owner Lessor agrees to (i) enter into the Indenture, (ii)
issue the Senior Notes pursuant to the Indenture, and (iii) grant to the
Indenture Trustee liens and security interests in the Project, the Project Site, the Project Document Interest and certain of the Operative Documents executed in connection therewith (including the Lessee Partners Interest Pledge Agreement and the PGV Interests Pledge Agreement) to secure its obligations thereunder;

               (f) the Initial Noteholders agree to purchase the Senior Notes, issued pursuant to the Indenture for a purchase price, in the case of each
Noteholder, not to exceed such Noteholder's Commitment;

               (g) the Lessee, the Owner Lessor, the Equity Investor and the
Indenture Trustee agree to enter into the Depositary Agreement with the
Depositary Bank, pursuant to which, among other things, the Lessee will create a security interest in favor of the Owner Lessor in the Accounts created thereby, and the Owner Lessor will assign its rights in respect of certain Accounts to the Indenture Trustee;

               (h) the Owner Lessor agrees to use the funds received from the
Equity Investor and the Noteholders pursuant to clauses (a)(i) and (f), respectively, of this Section 2.1 to (i) pay the Head Lease Rent, (ii) make the deposits on the Closing Date as set forth in the Depositary Agreement;

               (i) the Equity Investor and the Lessee agree to enter into the
Tax Indemnity Agreement;

               (j) the Owner Lessor agrees to pay all Transaction Costs payable by it pursuant to Section 2.4 hereof;

               (k) the Lessee agrees to deposit into the Senior Rent Reserve
Account and the Junior Rent Reserve Account, the amounts required pursuant to
Section 4 of the Depositary Agreement; and

               (l) the parties agree to enter into the agreements referred to above and the other Operative Documents in form and substance satisfactory to the Participants.

     Section 2.2. Closing Date; Procedure for Participation.

               (a) Closing Date. The closing of the Transaction (the "Closing")
shall take place commencing at 10:00 a.m., New York City time, on the Scheduled
Closing Date, or such other date as the Lessee shall specify pursuant to Section
2.3(a) (the

                                        5

"Closing Date"). The Closing shall take place at the offices of Chadbourne &
Parke LLP in New York, NY.

               (b) Procedures for Funding. Unless the Closing Date shall have been postponed pursuant to Section 2.3(a), subject to the terms and conditions of this Participation Agreement, the Equity Investor shall make the Equity
Investor's Commitment available not later than 10:00 a.m., New York City time, on the Closing Date, by transferring or delivering such amount, in funds immediately available on such Closing Date, to the Trust Company.

               (c) Expiration of Commitments. The obligation of the Equity
Investor to make its Equity Investment and the obligations of the Initial
Noteholders to purchase Senior Notes shall expire at 11:59 p.m., New York City time, on May 31, 2005. If the Closing Date has not occurred on or before May 31,
2005, the Transaction Parties shall have no obligation to consummate the
Transaction and, except as provided in Sections 2.3, 2.4, 9.1 and 9.2, and in any funding indemnity letter between the Lessee and the Initial Noteholders, all obligations of the Transaction Parties shall cease and terminate.

     Section 2.3. Postponement of Closing; Investment of Funds.

               (a) Postponement of the Closing. The Closing may be postponed from time to time to a date no later than May 31, 2005 for any reason if the
Lessee gives the Equity Investor, the Owner Lessor, the Indenture Trustee and
the Initial Noteholders a facsimile or telephonic (confirmed in writing) notice of such postponement and notice of the date to which the Closing has been postponed, and such notice of postponement shall, for purposes of Section
2.3(b), be deemed to be received by the Equity Investor prior to making the
Equity Investor's Commitment available if it is received by the Equity Investor on or before 10:00 a.m., New York City time, on the date the Closing was scheduled to occur. If the Equity Investor shall have provided funds in accordance with Section 2.2(b) and the Closing is postponed, such funds shall be returned to the Equity Investor, as soon as reasonably practicable but in no event later than the Business Day following the date of such notice, unless the
Equity Investor shall have otherwise directed. All funds made available pursuant to Section 2.2(b) will be held by the Trust Company in trust for the Equity
Investor and shall not be part of the Indenture Estate or the Lessor Estate, and such funds shall remain the sole property of the Equity Investor unless and until (i) released by the Equity Investor and made available to the Owner Lessor and applied by the Owner Lessor to pay the Head Lease Rent or the Transaction
Costs related to the Closing, or (ii) returned to the Equity Investor, as provided in this Section 2.3(a).

               (b) Investment of Funds. If the Equity Investor has made the
Equity Investor's Commitment available to the Trust Company in accordance with
Section

                                       6

2.2(b) prior to receipt of a postponement notice under Section 2.3(a), the
Closing does not occur on the date such funds were required to be deposited, and the Trust Company is unable to return such funds to the Equity Investor on such date, the Trust Company shall, subject to Section 2.3(a) above, use reasonable efforts to invest such funds from time to time at the written direction of the
Lessee and at the Lessee's sole expense and risk, in Permitted Investments until such funds can be returned to the Equity Investor. If on the date the Equity
Investor's Commitment was required to be deposited, the Equity Investor has made the Equity Investor's Commitment available to the Trust Company in accordance with Section 2.2(b), the Closing does not occur on such date, and the Trust
Company has not returned such funds to the Equity Investor on or before 1:00
p.m., New York City time, on such date, then the Lessee shall reimburse the
Equity Investor for loss of the use of such funds at the Applicable Rate for each day, from and including the day that such funds were made available to the
Trust Company by the Equity Investor to, but excluding, the earlier of (i) the day that such funds have been returned to the Equity Investor pursuant to
Section 2.3(a) (funds received by the Equity Investor after 1:00 p.m., New York
City time, on any day shall be deemed to be returned on the next succeeding
Business Day) and (ii) the Closing Date. Subject to payment for the account of the Equity Investor of any reimbursement for loss of use of funds due to it at the Applicable Rate, any net gain realized on the investment of such funds
(including interest) shall be paid to the Lessee by the Trust Company on the earlier of (i) the date such funds are returned to the Equity Investor pursuant to Section 2.3(a) and (ii) the Closing Date. The Trust Company shall not be liable for any interest on or loss resulting from such investments and, if such funds are made available to the Owner Lessor and utilized to pay the Head Lease
Rent or Transaction Costs on the Closing Date, the Lessee shall reimburse the
Trust Company for any net loss realized on the investment of such funds. If such funds are not so utilized, the Lessee shall, in addition to its obligation to reimburse the Equity Investor for loss of use as provided above, reimburse the
Equity Investor on the date such funds are returned to the Equity Investor for any net loss realized on the investment of such funds. In order to obtain funds for payment of the Head Lease Rent or Transaction Costs or to return funds made available to the Owner Lessor by the Equity Investor, the Trust Company is
authorized to sell any investments or obligations purchased as aforesaid.

     Section 2.4. Transaction Costs. If the Transaction is consummated,
Transaction Costs substantiated or otherwise supported in reasonable detail shall be paid by the Owner Lessor (with funds provided by the Equity Investor);
provided, however, that the Owner Lessor's obligation to pay such Transaction
Costs shall not exceed $2,500,000 and the Lessee shall pay all Transaction Costs in excess of $2,500,000. If the transaction is consummated, all other fees, costs and expenses not constituting Transaction Costs but incurred by the
Lessee, the Owner Lessor and the Equity Investor on or prior to the Closing Date shall be for such party's respective account. If the transaction is not

                                        7

consummated, the Lessee shall pay all Transaction Costs in accordance with any applicable fee letters or other agreements regarding fees.

SECTION 3. REPRESENTATIONS AND WARRANTIES

     Section 3.1. Representations and Warranties of the Lessee. The Lessee
represents and warrants that, as of the date hereof:

               (a) Due Organization; Conduct of Business, Etc. It is a general partnership duly formed, validly existing, and in good standing under the laws of the State of Hawaii, is duly licensed or qualified and in good standing in each jurisdiction where the character of its properties or nature of its activities makes such qualification necessary and has the partnership power and authority to (i) own or hold under lease the property it purports to own or hold under lease, (ii) carry on its business as now being conducted and as presently proposed to be conducted and (iii) enter into and perform its obligations under each of the Operative Documents to which it is or will be a party. The Lessee
Partners are the only partners of the Lessee. It is engaged solely in the business of electricity generation and sales, the leasing, operation, electricity sales, maintenance and financing of the Project, and the leasing and/or financing of facilities, equipment or any other assets related thereto.

               (b) Due Authorization; Enforceability, Etc. This Agreement and
each of the other Operative Documents to which the Lessee is or will be a party have been or, when executed and delivered, will be duly authorized, executed and delivered by all necessary action by the Lessee and, assuming the due authorization, execution and delivery by and enforceability against each other party thereto, this Agreement constitutes and, when executed and delivered, the other Operative Documents to which the Lessee is or will be a party will constitute, the legal, valid and binding obligations of the Lessee, enforceable against it in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity. None of the Project
Documents to which the Lessee is a party have been amended or modified, except as described in the respective definitions thereof.

               (c) Non-Contravention. The execution, delivery and performance by the Lessee of this Agreement and each of the other Operative Documents to which it is or will be a party and the consummation by the Lessee of the transactions contemplated hereby and thereby, do not and will not (i) contravene any
Applicable Law binding on the Lessee or its property, (ii) contravene any of the
Lessee's organizational documents, (iii) require any action, consent or approval by any trustee or holder of Indebtedness of the Lessee or the Lessee Partners or
any Affiliate of such Person or under any other contract,

                                        8

agreement or instrument to which the Lessee is a party or by which the Lessee or any of its property is bound or (iv) constitute a violation of or a default by the Lessee under, or result in the creation of any Lien upon the property of the
Lessee (other than as permitted pursuant to any Operative Document) under, any indenture, mortgage or other contract, agreement or instrument to which the
Lessee is a party or by which the Lessee or any of its property is bound provided that if any such contravention or violation exists, such contravention or violation would not result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other
Total Aggregate Claims, would result in Total Aggregate Claims in excess of
$1,500,000.

               (d)  Governmental Approvals; Governmental Actions.

                    (i) All Governmental Approvals which are required to be
     obtained as of the Closing Date by or on behalf of the Lessee in connection with (A) the acquisition, construction, operation and maintenance of the
     Project, (B) the performance by the Lessee or the Owner Lessor of the
     Operative Documents or (C) the leasing of the Project have been duly obtained or made, were validly issued and are in full force and effect and are not subject to any appeal or other judicial review. Except as set forth in the Environmental Report, the Lessee is in compliance with all
     Governmental Approvals required to be obtained as of the Closing Date.

                    (ii) No authorization, determination or approval or other
     action by, and no notice to or filing or registration with, any
     Governmental Entity or under any Applicable Law is required for the due execution or delivery by the Lessee of the Operative Documents to which the
     Lessee is or will be a party.

               (e) Project Documents. Each of the Project Documents is in full force and effect, and no default or breach exists under any Project Document that permits the Lessee or, to the Lessee's Actual Knowledge, any other party thereto, to terminate such Project Document or suspend its performance thereunder or excuses such non-breaching party from any failure to perform thereunder.

               (f) Litigation. There is no pending or, to the Actual Knowledge of the Lessee, threatened, arbitration, action, suit or proceeding against the
Lessee, or to the Actual Knowledge of the Lessee, no pending or threatened action, suit or proceeding against the Project or any party to a Project
Document which, if adversely determined, would render this Participation
Agreement or any of the other Operative Documents ineffective or invalid or would result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total
Aggregate Claims, would result in Total Aggregate Claims in excess of
$1,500,000.

                                        9

               (g) Chief Executive Office and Principal Place of Business of
Lessee and Location of the Project, Records, Etc.

                    (i) The chief executive office of the Lessee is located at
     c/o Ormat Nevada Inc., 980 Greg Street, Sparks, Nevada 89431. The Lessee is
     a registered Hawaiian general partnership that is "located" (as such term is used in Section 9-307 of the Hawaiian UCC) in the State of Hawaii.

                    (ii) The Project is located on and surrounded by the Project
     Site in Puna on the island of Hawaii and is accessible by public road.

               (h)  Title; Liens.

                    (i) The Lessee has (A) valid legal title to the Project,
     free and clear of all Liens other than Permitted Liens, described in clauses (a) through (c) of the definition thereof and (B) a valid leasehold interest in and to the Project Site, free and clear of all Liens, other than, Permitted Liens described in clauses (a) through (c) and (j) of the definition thereof and, in the case of both clauses (A) and (B) above, any liens set forth in Schedule 3.1(h)(i) hereto and Permitted Encumbrances.

                    (ii) Upon execution and delivery of the Financing Documents and recording or filing (as appropriate) of the documents and instruments referred to in Schedule 3.1(h)(ii) in accordance with Section 4, (A) all right, title and interest (other than legal title) to the Project will be duly, validly and effectively conveyed and transferred to the Owner Lessor, free and clear of all Liens other than Permitted Liens described in clauses
     (a) through (c) of the definition thereof, (B) a valid leasehold interest in the Project Site will be duly, validly and effectively leased or conveyed, as applicable, to the Owner Lessor upon the terms and conditions in the Sublease of Power Plant Sublease and the Sub-Grant of Delivery
     System Grant of Easement, free and clear of all Liens, other than Permitted
     Liens described in clauses (a) through (c) and (j) of the definition thereof and (C) the Owner Lessor will be the sublessee of the Lessee's interest in the Resource Sublease after giving effect to the Sublease of
     Lessee's Interest in the Resource Sublease, and, in the case of clauses
     (A), (B) and (C) above, subject to any liens set forth in Schedule
     3.1(h)(i) hereto and Permitted Encumbrances.

                    (iii) When duly authorized, executed and delivered by each of the parties thereto, the Indenture will create a valid Lien in favor of the Indenture Trustee in the Indenture Estate and no filing, recording, registration or notice with any federal or state Governmental Entity will be necessary to establish or, except for such filings and recordings as will be made pursuant to Section 4(r), to perfect,

                                       10

     or give record notice of, the Lien in favor of the Indenture Trustee in the
     Indenture Estate to the extent such Lien may be perfected by filings or recordings.

                    (iv) When duly authorized, executed and delivered by each of the parties thereto, the Lessee Security Agreement will create a valid Lien in favor of the Owner Lessor in the Security Agreement Collateral (as
     defined in the Lessee Security Agreement) and no filing, recording, registration, or notice with any federal or state Governmental Entity will be necessary to establish or, except for such filings and recordings as will be made pursuant to Section 4(r), to perfect, or give record notice of, the Lien in favor of the Owner Lessor in the Security Agreement
     Collateral (as defined in the Lessee Security Agreement) to the extent that such Lien may be perfected by filings or recordings.

                    (v) When duly authorized, executed and delivered by each of the parties thereto, the Lessee Partners Interest Pledge Agreement and the
     PGV Interests Pledge Agreement will create valid Liens in favor of the
     Owner Lessor in the ownership interests covered thereby and no filing, recording, registration, or notice with any federal or state Governmental
     Entity will be necessary to establish or, except for such filings and recordings as will be made pursuant to Section 4(r), to perfect, or give record notice of, the Liens in favor of the Owner Lessor in such ownership interests to the extent that such Liens may be perfected by filings or recordings.

                    (vi) When duly authorized, executed and delivered by each of the parties thereto, the Depositary Agreement will create a valid Lien in the Accounts in favor of the Owner Lessor and, in turn, in favor of the
     Indenture Trustee, and no filing, recording, registration, or notice with any federal or state Governmental Entity will be necessary to establish or, except for such filings and recordings as will be made pursuant to Section
     4(r), to perfect, or give record notice of, the Lien in favor of the Owner
     Lessor and, in turn, in favor of the Indenture Trustee in the Accounts, to the extent that such Lien may be perfected by filings or recordings.

                    (vii) None of the Permitted Liens (excluding any Owner
     Lessor's Liens, Equity Investor's Liens or other Permitted Liens relating to the Indenture Trustee) will adversely interfere with the ownership, use, operation or possession of the Project or the Project Site or the use or exercise by the Owner Lessor of its rights under the Project Lease, the
     Sublease of Power Plant Sublease, the Sub-Grant of Delivery System Grant of
     Easements, the Lessee Partners Interest Pledge Agreement, the PGV Interests
     Pledge Agreement, the Sublease of Resource Sublease or the Lessee Security
     Agreement.

                                       11

                    (viii) The Lessee has made all payments required to be made by it under the Project Documents; and no landlord Lien has been filed, and no claim is being asserted, with respect to any such payments.

               (i) Regulation. The use by the Lessee of the Head Lease Rent will not violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the regulations of the Board of Governors of the Federal Reserve System.

               (j)  Utility Representations

                    (i) Holding Company. The Lessee is not a "public-utility
     company" or a "holding company", or an "affiliate" of a "holding company"
     or of a "public-utility company", or a "subsidiary company" of a "holding company", within the meaning of PUHCA nor is Lessee subject to regulation under PUHCA.

                    (ii) The Lessee is not a "public utility" or a "transmission utility" under the Federal Power Act.

                    (iii) Status. The Lessee is an EWG (as defined in PUHCA). As such, the Lessee is not, nor will any of the Owner Lessor, the Equity
     Investor, the Indenture Trustee or the Noteholders be, solely as a result of its or their execution, delivery or performance of this Agreement or the other Operative Documents or the transactions contemplated thereby (other than with respect to the exercise of any remedies thereunder that would result in direct ownership or control of the Project by any of the Owner
     Lessor, the Equity Investor, the Indenture Trustee or the Noteholders,
     rather than ownership or control of the Lessee by any of these entities), be subject to regulation as a "public-utility company", a "holding company"
     or a "subsidiary company" or an "affiliate" of any of the foregoing, under
     PUHCA.

                    (iv) The Project is either (A) a qualifying, small power
     production facility under Subchapter 2 of the Hawaii Public Utilities
     Commission's Standards for Small Power Production and Cogeneration in the
     State of Hawaii, Chapter 74 of Title 6 of the State of Hawaii's
     Administrative Rules or (B) a "non-fossil fuel producer" within the meaning of Section 269-27.2, Hawaii Revised Statutes.

                    (v) Public Utility. The Lessee is not, nor will any of the
     Owner Lessor, the Equity Investor, the Indenture Trustee or the Noteholders
     be, solely as a result of the execution, delivery or performance of this
     Agreement or the other Operative Documents by any of them or the transactions contemplated thereby, so

                                       12

     long as such Person does not operate the Project and is not otherwise engaged in the business of producing, selling or transmitting electric power, subject to regulation: (i) respecting the rates of electric utilities or material financial and organizational regulation of electric utilities under the Applicable Law of the State of Hawaii or (ii) otherwise as an electric or other regulated utility, however denominated, under the
     Applicable Law of the United States of America, including for the avoidance of doubt the Federal Power Act, or the State of Hawaii.

               (k) Investment Company Act. The Lessee is not an "investment company" as defined in the Investment Company Act of 1940 and the rules and regulations of the SEC promulgated thereunder.

               (l) Securities Act. Neither the Lessee or any Affiliate thereof nor anyone authorized by the Lessee or any Affiliate thereof has directly or indirectly offered or sold any interest in the Project, the Member Interest, the
Senior Notes or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Member
Interest or the Senior Notes or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section
5 of the Securities Act. Neither the Lessee, any Affiliate thereof, nor any agent, advisor or representative thereof, has engaged in general advertising or general solicitation (as such terms are used in Rule 502(c) of Regulation D of the Securities Act) with respect to the Senior Notes.

               (m) Environmental Matters.

                    (i) Except as disclosed in the Environmental Report, (A) the
     Lessee has not used, handled, generated, stored or Released any Hazardous
     Materials in a manner that could reasonably be expected to subject the
     Indenture Trustee, the Owner Lessor, the Equity Investor, any Noteholder or
     the Lessee to liability under any Environmental Law; (B) there are no
     Hazardous Materials used, stored, present or Released at or on the Project or the Project Site, other than in compliance with Environmental Law; and
     (C) there is no pending action, proceeding, investigation or inquiry by any
     Person with respect to or asserting liability for the presence or Release of Hazardous Materials in, on, from or to the Project or the Project Site, or at any other location for which the Lessee could reasonably be liable, provided that if such liability exists, such liability would not result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate
     Claims, would result in Total Aggregate Claims in excess of $1,500,000.

                                       13

                    (ii) Except as disclosed in the Environmental Report, the
     Lessee is complying with, and since June 3, 2004 has complied with, and the
     Project has been constructed and is being operated in compliance with, all
     Environmental Laws, provided that if such failure to so comply exists, such failure would not result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate Claims, would result in Total Aggregate Claims in excess of $1,500,000, and there is no pending action, proceeding or, to the
     Lessee's Actual Knowledge, investigation or inquiry by any Person with respect to asserting liability for a violation of or noncompliance with any
     Environmental Laws, and there are no capital expenditures currently required under applicable Environmental Laws in order to maintain such compliance, provided that, in each case, if such a Claim exists, such Claim when combined with any Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total
     Aggregate Claims, would not result in Total Aggregate Claims in excess of
     $1,500,000.

                    (iii) Except as disclosed in the Environmental Report, to
     the Lessee's Actual Knowledge, there is not and has not been any
     Environmental Condition (A) at, on, under or from the Project or the
     Project Site or (B) resulting from or arising in connection with the operation of the Project, or any other circumstances, actions, activities or events that could reasonably be expected to (x) result in any danger of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the
     Project or Project Site, (y) result in the impairment of the ownership, construction, operation, use, leasing or maintenance of the Project or the
     Project Site, or (z) reasonably form the basis of any liability under an
     Environmental Law to the Lessee, or any liability (civil or criminal) to the Indenture Trustee, the Equity Investor, the Owner Lessor or any
     Noteholder, provided that if any such lien, impairment or liability exists, they would not result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate Claims, would result in Total Aggregate Claims in excess of $1,500,000.

                    (iv) Except as disclosed in the Environmental Report, no
     Governmental Approvals are required under Environmental Laws to own, construct, operate, use, lease or maintain the Project in accordance with the Operative Documents. All Governmental Approvals necessary to operate the Project have been obtained and are in full force and effect and none of such Governmental Approvals are subject to any appeal, or any other judicial review and the Lessee is in compliance with the provisions of all such Governmental Approvals, which involve any danger of impairment of the use, operation or maintenance of the Project or the Project Site in any respect, including the

                                       14

     rescission, termination or modification of any such Governmental Approvals, provided that if such a failure to obtain, maintain the effectiveness of, or comply with such Governmental Approvals exists, such failure is not reasonably likely to result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate Claims, would result in Total Aggregate Claims in excess of $1,500,000.

               (n) Applicable Law. The Lessee is in compliance with all
Applicable Laws (excluding Environmental Laws which is covered in Section 3.1(m)
hereunder) relating to the operation, maintenance, use or ownership of the
Project, except where noncompliance is not reasonably likely to result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate Claims, would result in Total Aggregate Claims in excess of $1,500,000.

               (o) ERISA. Assuming the correctness of the representations of the
Equity Investor in Section 3.4(g) and of the Noteholders in Section 3.5(d), the
Transaction will not constitute a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975(c)(1) of the Code, and will not involve any transaction in connection with which a penalty could be imposed under Section
502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Code.

               (p) No Lease Event of Default; No Event of Loss. No Lease Default
or Lease Event of Default has occurred or will occur upon or as a consequence of the execution and delivery of the Operative Documents. No Event of Loss has occurred or will occur upon the execution and delivery of the Operative
Documents.

               (q) Property Rights, Utilities, Etc; Sufficiency and Delivery of
Project Documents.

                    (i) All utility services necessary for the use and operation of the Project at the levels of performance contemplated by the Operative
     Documents for the period from the date hereof through the term of the
     Project Lease (it being understood that such level shall be up to 30 MW unless the Owner Lessor has purchased the Expansion Project) (including electrical, water and sewage services and facilities) are available to the
     Project pursuant to the Project Documents or otherwise on commercially reasonable terms.

                    (ii) The services to be performed, the materials to be
     supplied and the property interests, easements and other rights granted pursuant to the Project Documents or otherwise publicly available on commercially reasonable terms comprise all of the services, materials and property interests required for the

                                       15

     acquisition, development, installation, completion, operation and maintenance of the Project (including access to, and transmission of electricity from, the Project Site) in accordance with Applicable Laws and the Project Documents.

               (r) Eminent Domain. There is no action pending or, to the
Lessee's Actual Knowledge, threatened by a Governmental Entity or other Person to initiate a taking or use of the Project or the Project Site through condemnation, seizure, requisition of title, power of eminent domain or otherwise, which is reasonably likely to have an adverse effect on the value
(current and residual), utility or useful life of the Project or would prevent or interfere with the use or operation of the Project, provided that if such interference exists, it would not result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate Claims, would result in Total Aggregate Claims in excess of $1,500,000.

               (s) Permitted Encumbrances. There are no violations of or
proceedings or actions pending or, to the Lessee's Actual Knowledge, threatened with respect to any easements, reciprocal easement agreements, declarations, development agreements or recorded restrictions or covenants which (i) would result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other Total Aggregate
Claims, would result in Total Aggregate Claims in excess of $1,500,000 or (ii)
enjoin or prevent (A) the use, occupancy or operation of the Project or the
Project Site for the purposes contemplated by the Operative Documents or (B) the performance by the Lessee of its obligations under this Agreement or any other
Operative Document the failure of which performance would result in one or more
Claims against or being incurred by the Lessee or against or in respect of the
Project which when added to all other Total Aggregate Claims, would result in
Total Aggregate Claims in excess of $1,500,000.

               (t) Power Purchase Agreements; Transmission Agreements. Except
for the Power Purchase Agreement and the Transmission Agreements, there are no contracts or agreements to which Lessee is a party providing for the sale of the energy produced by the Project.

               (u) Geothermal Resource. Except for the Resource Sublease, the
Resource Sublease Partial Assignment, the Sublease of Resource Sublease and the
Sub-Sublease of Resource Sublease, there are no contracts or agreements to which
Lessee is a party providing for the sale or transfer of the Geothermal Resource.

               (v) Financial Statements; Accuracy of Information; Projections.

                    (i) The unaudited financial statements of the Lessee dated as of December 31, 2004 for the period starting on June 3, 2004 and ending on

                                       16

     December 31, 2004 and the unaudited pro forma balance sheet of the Lessee as of the quarter ended not more than sixty (60) days prior to the Closing
     Date and, in each case, delivered to the Participants pursuant to Section
     4(cc), are the most recent financial statements prepared by the Lessee prior to the execution and delivery of this Participation Agreement, and are true and correct, and fairly present the financial condition, results of operations and changes in cash flows of the Lessee on such date and for such period then ended, in conformity with GAAP applied on a consistent basis (subject to normal year-end audit adjustments). Except as have been disclosed in writing by the Lessee to the Participants, there are no liabilities, direct or contingent, which have accrued since the date of such financial statements or such subsequent disclosure, except for any liability that, if disclosed to any Participant, as the case may be, would not be likely to adversely affect the decision of such Participant to enter into the Transaction. Since the date of such financial statements, there has been no change in the financial condition of the Lessee which has resulted in a reduction of the tangible net worth of the Lessee in an amount of $500,000 or more, taking into account all changes previously disclosed to the Participants.

                    (ii) All factual information (other than projections or
     other "forward-looking" statements) provided by or on behalf of the Lessee to the Participants was true and correct, as of the date delivered or as of the specific date of any particular items of information, and such information did not, and as of the date hereof, does not omit to state any fact necessary to make the statements contained in the information providing not misleading in a way which would be likely to adversely affect the decision of such Participant to enter into the Transaction. Any historical factual information used in making such projections and other
     "forward-looking" statements is, to the Lessee's Actual Knowledge, true and accurate in all material respects. The Annual Operating Budget for 2005 and the Projections delivered pursuant to Sections 4(h) and (o) herein (i) are based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein and (ii) have been prepared in good faith and with due care, it being understood that the Projections were prepared on the assumption that the Well Improvements are included in the
     Project. To the Lessee's Actual Knowledge, any such information provided with respect to any party to a Project Document (other than the Power
     Purchaser) does not, as of the date delivered, omit to state any fact, except for any fact that, if true or if disclosed to any Participant, as the case may be, would not be likely to adversely affect the decision of such Participant to enter into the Transaction.

               (w) No Fees. Neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise has taken any action the effect of which would be to cause any Participant to be liable for any brokers', finders', agents' or

                                       17

advisors' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders, agents or advisors in respect of the transactions contemplated by the Operative Documents.

               (x) Adequate Rights.

                    (i) Subject to the Owner Lessor's obtaining any necessary
     Governmental Approvals and fulfilling all applicable requirements under the
     Project Documents, it is the good faith belief of the Lessee as of the
     Closing Date that the rights and interest to be made available to the Owner
     Lessor pursuant to the Operative Documents permit, or will permit at such time, during the period commencing on the expiration or termination of the
     Project Lease Term and ending on the expiration of the Head Lease Term (A)
     the location, occupation, interconnection, maintenance and repair of the
     Project, (B) the use, operation and possession of the Project in accordance with the Projections, (C) appropriate ingress to and egress from the
     Project and the Project Site for any reasonable purpose in connection with the exercise of rights under the Operative Documents and (D) the transmission of electricity from the Project substantially in the manner currently transmitted as of the Closing Date; provided, however, that this representation is based solely upon the facts as they exist on the Closing
     Date and Applicable Laws in effect on the Closing Date and existing market conditions, and no representation, projection or other statement is being made in this paragraph with respect to any change in law or regulations including Environmental Laws (whether or not proposed or contemplated), any change in market conditions, any other change in facts or circumstances after the Closing Date; or any modification, improvement or change to the
     Project or the Project Site after the expiration of the Project Lease Term.

                    (ii) There are no subleases, rental agreements or other
     agreements conferring on any Person other than the Lessee the right to use or occupy all or any portion of the Project or the Project Site except those, if any, reflected in the Title Policies or permitted or arising pursuant to the Operative Documents.

               (y) Qualification to do Business. The qualification of the Owner
Lessor, the Equity Investor, the Trust Company, the Indenture Trustee or any
Noteholder to do business under the laws of the State of Hawaii or any political subdivision thereof is not required solely as a consequence of the execution and delivery of the Operative Documents, the making of the Equity Investment or the
Loans or, prior to expiration or termination of the Project Lease, the performance by the Owner Lessor, the Equity Investor, the Trust Company, the
Indenture Trustee or the Noteholders of this Agreement or any other Operative
Document to which it is or will be a party; provided that no

                                       18

representation is made as to the necessity for qualification in connection with the exercise by any such party of any remedy under the Operative Documents or prior to exercising any rights or remedies in a Hawaii court of competent jurisdiction.

               (z) ERISA and Employees. The Lessee does not sponsor, maintain, administer, contribute to, participate in, or have any obligation to contribute to or any liability under, any employee benefit plan within the meaning of
Section 3(3) of ERISA nor since the date which is six years immediately preceding the Closing Date has Lessee established, sponsored, maintained, administered, contributed to, participated in, had any obligation to contribute to or liability under, any such plan. The Lessee does not have, nor is the
Lessee reasonably expected to have, any liability in respect to any defined benefit pension plan of any ERISA Affiliate that is subject to Title IV of
ERISA.

               (aa) Priority. Other than Permitted Liens described in clauses
(a) through (c) of the definition thereof, the Lessee has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the
Collateral under the Lessee Security Agreement. The Lessee has not authorized the filing of and is not aware of any financing statements against the Lessee that include a description of collateral covering the Collateral under the
Lessee Security Agreement other than any financing statement relating to
Permitted Liens described in clauses (a) through (c) of the definition thereof.
Other than Permitted Liens, the Lessee is not aware of any judgment or tax liens against the Lessee.

               (bb) Insurance. All insurance required under Section 11 of the
Project Lease or any Operative Document is in full force and effect.

               (cc) Pledge of the Accounts. Other than the security interest granted to the Owner Lessor and, until the Lien of the Indenture has been discharged, collaterally assigned to the Indenture Trustee pursuant to the
Depositary Agreement, the Lessee has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Accounts.

               (dd) Taxes. All Taxes, if any, due and payable on or before the
Closing Date in connection with the execution, delivery, recording and filing of this Agreement or any other Operative Document or any other document or instrument contemplated hereby or thereby, have been duly paid in full by, or on behalf of, the Lessee.

               (ee) Access; Egress. Access to and egress from the Project and the Project Site are available and provided by public and/or private roads fully accessible by Lessee. To the Lessee's Actual Knowledge, there are no plans of any Governmental Entity to change the highway or road system in the vicinity of the Project or Project Site,

                                       19

or to restrict or change access from any such highway or road to the Project or
Project Site, in either case, in any manner that would be likely to adversely affect the decision of a Participant to enter into the Transaction.

               (ff) Notices. To the Lessee's Actual Knowledge, there are no outstanding written notices from any Governmental Entity or by any insurance company which currently issues any insurance to the Lessee or by any board of fire underwriters or other body exercising similar functions that any repairs or work or capital improvements are required to be done at or with respect to the
Project or the Project Site provided that if such repairs or other work or improvements referred to in such notices are required they would not result in one or Claims against or being incurred by the Lessee or against or in respect of the Project, which when added to all other Total Aggregate Claims, would result in Total Aggregate Claims in excess of $1,500,000.

               (gg) Business, Debt, Contracts, Etc. The Lessee is not a party to or bound by any contract other than (a) the Operative Documents to which it is a party, and the Puna Geothermal Venture partnership agreement and (b) any other contract to which it is a party that, if disclosed to the Participants, would not be likely to affect the decision of a Participant to enter into the
Transaction.

               (hh) Intellectual Property. To the Lessee's Actual Knowledge, the
Lessee owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property necessary to operate the Project as contemplated by the Project Lease, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any such intellectual property rights provided that if such a failure exists, it would not result in one or more Claims against or being incurred by the Lessee or against or in respect of the Project which when added to all other
Total Aggregate Claims, would result in Total Aggregate Claims in excess of
$1,500,000.

               (ii) No Fraudulent Conveyance. Lessee is consummating the
transactions contemplated hereby, including transfer of certain assets and properties to the Owner Lessor, in good faith and without any intent to defraud creditors of Lessee or subsequent purchasers.

               (jj) Abandonment. The Lessee has not abandoned the Project.

               (kk) Bank Balances. As of the Closing Date, the aggregate balance for the bank accounts identified on Schedule 5.22 hereto is at least $500,000 and such balance is sufficient to pay all Operating Costs which are or may become due and

                                       20

payable prior to the first Monthly Determination Date (as defined in the
Depositary Agreement) following the Closing Date.

     Section 3.2. Representations and Warranties of the Owner Lessor. The Owner
Lessor represents and warrants that, as of the date hereof:

               (a) Due Organization. The Owner Lessor is a duly organized and validly existing limited liability company under the laws of the State of
Delaware of which the Equity Investor is the sole member, and has the power and authority to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is or will be a party.

               (b) Due Authorization; Enforceability; Etc.

                    (i) (A) This Agreement and each of the other Operative
     Documents (other than the Senior Notes) to which the Owner Lessor is or will be a party have been or when executed and delivered will be duly authorized, executed and delivered by the Owner Lessor, and (B) assuming the due authorization, execution and delivery by and enforceability against each party hereto other than the Owner Lessor, this Agreement constitutes and when executed and delivered each of the other Operative Documents
     (other than the Senior Notes) to which it is or will be a party will constitute the legal, valid and binding obligations of the Owner Lessor, enforceable against the Owner Lessor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                    (ii) Upon the execution of the Senior Notes by the Owner
     Lessor and authentication thereof by the Indenture Trustee in accordance with the Indenture and delivery of such Senior Notes against payment therefor, the Senior Notes will constitute legal, valid and binding obligations of the Owner Lessor, enforceable against the Owner Lessor in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

               (c) Non-Contravention. The execution, delivery and performance by the Owner Lessor of this Agreement and the other Operative Documents to which it is or will be a party, and the consummation by the Owner Lessor of the transactions contemplated hereby and thereby, do not and will not contravene (A)
any Applicable Law binding on the Owner Lessor or its property, (B) the LLC
Agreement or the Owner

                                       21

Lessor's other organizational documents, or (C) the provisions of, or constitute a default by the Owner Lessor under, or result in the creation of any Owner
Lessor's Lien under any indenture, mortgage or other material contract, agreement or instrument to which the Owner Lessor is a party or by which the
Owner Lessor or any of its property is bound.

               (d) Governmental Actions. Assuming the representations and warranties of the Lessee contained in clauses (d), (i), (j), (k), (1), (m), (n),
(o), and (z) of Section 3.1 are true, no authorization, determination or approval or other action by, and no notice to or filing or registration with, any Governmental Entity is required for the due execution, delivery or performance by, or the validity or enforceability as against, the Owner Lessor of the LLC Agreement, this Agreement or any of the other Operative Documents to which the Owner Lessor is or will be a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given.

               (e) Litigation. There is no pending or, to the Actual Knowledge of the Owner Lessor, threatened action, suit, investigation, arbitration or proceeding against the Owner Lessor before any Governmental Entity that (i)
questions the validity of the Operative Documents or (ii) would, if determined adversely to it, materially adversely affect the ability of the Owner Lessor to perform its obligations under the LLC Agreement, this Agreement or any of the other Operative Documents to which it is or will be a party or would materially adversely affect the Project, the Project Site or any interest therein or part thereof or the Lien of the Indenture on the Indenture Estate.

               (f) Liens. The Indenture Estate is free of any Owner Lessor's
Liens created by or through Owner Lessor or any of its Affiliates (other than the Equity Investor).

               (g) Investment Company Act. The Owner Lessor is not an
"investment company" as defined in the Investment Company Act of 1940 and the rules and regulations of the SEC promulgated thereunder.

               (h) Securities Act. Neither the Owner Lessor nor anyone
authorized by it has directly or indirectly offered or sold any interest in the
Member Interest, the Senior Notes or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Member Interest, the Senior Notes or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act; it being understood for purposes of this clause (h) that neither the Advisor to the Lessee nor the
Noteholders have acted or are acting on behalf of the Owner Lessor in connection with the Senior Notes, the Member Interest, or otherwise.

                                       22

     Section 3.3. Representations and Warranties of the Trust Company. The Trust
Company hereby represents and warrants that, as of the date hereof:

               (a) Due Incorporation; Etc. The Trust Company is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to enter into and perform its obligations under the LLC Agreement and this Agreement.

               (b) Due Authorization; Enforceability; Etc.

                    (i) (A) The LLC Agreement has been duly authorized, executed and delivered by the Trust Company and (B) assuming the due authorization, execution and delivery by and the enforceability against the Equity
     Investor, the LLC Agreement constitutes the legal, valid and binding obligation of the Trust Company, enforceable against it in its capacity as
     Owner Manager, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                    (ii) (A) This Agreement has been duly authorized, executed and delivered by the Trust Company, and (B) assuming the due authorization, execution and delivery by and the enforceability against each party hereto other than the Trust Company, this Agreement constitutes a legal, valid and binding obligation of the Trust Company, enforceable against the Trust
     Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

               (c) Execution. Each of the Operative Documents to which the Trust
Company is or will be a party has been or when executed and delivered will be duly authorized, executed and delivered by the Trust Company.

               (d) Non-Contravention. The execution and delivery by the Trust
Company of the LLC Agreement and this Agreement do not and will not contravene
(i) (A) any Applicable Law of the State of Delaware governing the Trust Company or any United States federal law governing the banking or trust powers of the
Trust Company, (B) the LLC Agreement or (C) its organizational documents or bylaws, or (ii) the provisions of, or constitute a default by the Trust Company under, or result in the creation of any Owner Lessor's Lien created by or through the Trust Company or any of its Affiliates under, any indenture, mortgage or other contract, agreement or instrument to

                                       23

which the Trust Company is a party or by which the Trust Company or its property is bound.

               (e) Governmental Actions. No authorization, determination or approval or other action by, and no notice to or filing or registration with, any Governmental Entity is required for the due execution, delivery or performance by the Trust Company of the LLC Agreement or this Agreement, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given.

               (f) Litigation. There is no pending or, to the Actual Knowledge of the Trust Company, threatened action, suit, investigation, arbitration or proceeding against the Trust Company before any Governmental Entity that (i)
questions the validity of the Operative Documents, or (ii) would, if determined adversely to it, materially, adversely affect the ability of the Trust Company to perform its obligations under the LLC Agreement or this Agreement or would adversely affect the Project, the Project Site or any interest therein or part thereof or the security interest of the Indenture Trustee in the Indenture
Estate.

               (g) Liens. The Indenture Estate is free of any Owner Lessor's
Liens created by or through the Trust Company or any of its Affiliates.

     Section 3.4. Representations and Warranties of the Equity Investor. The
Equity Investor represents and warrants that, as of the date hereof:

               (a) Due Organization. The Equity Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of
Delaware and has the power and authority to enter into and perform its obligations under each Operative Document to which it is a party (the "Equity
Investor Agreements").

               (b) Due Authorization; Enforceability; Etc. Each of the Equity
Investor Agreements has been or when executed and delivered will be duly authorized, executed and delivered by the Equity Investor and, assuming the due authorization, execution and delivery by and enforceability against each other party thereto, each such Equity Investor Agreement constitutes or when executed and delivered will constitute the legal, valid and binding obligations of the
Equity Investor, enforceable against the Equity Investor in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                                       24

               (c) Non-Contravention. The execution, delivery and performance by the Equity Investor of each of the Equity Investor Agreements, and the consummation by the Equity Investor of the transactions contemplated thereby, do not and will not (i) contravene (A) any Applicable Law binding on the Equity
Investor or its property, or (B) any of its organizational documents, or (ii)
constitute a violation of or a default under, any indenture, mortgage or other material contract, agreement or instrument to which the Equity Investor is a party or by which the Equity Investor or its property is bound (it being understood that, other than its representations set forth in Section 3.4(g), no representation or warranty is being made relating to ERISA or Section 4975 of the Code) which, in any case, individually or in the aggregate, is reasonably likely to have a material adverse effect upon the Equity Investor or the Equity
Investor's ability to perform its obligations under the Operative Documents, or result in the creation of any Equity Investor's Lien.

               (d) Governmental Action. No authorization, determination or approval or other action by, and no notice to or filing or registration with, any Governmental Entity is required for the due execution, delivery or performance by the Equity Investor of any of the Equity Investor Agreements
other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given (it being understood that no representation or warranty is being made as to any Applicable Laws relating to the Project or the Project Site).

               (e) Litigation. There is no pending or, to the Actual Knowledge of the Equity Investor, threatened action, suit, investigation, arbitration or proceeding against the Equity Investor before any Governmental Entity that (i)
questions the validity of the Operative Documents, or (ii) would, if determined adversely to it, materially, adversely affect the Equity Investor's ability to perform its obligations under any of the Equity Investor Agreements or would adversely affect the Project or the Project Site or any interest therein or part thereof or the Lien of the Indenture Trustee in the Indenture Estate.

               (f) Liens. The Indenture Estate is free of any Equity Investor's
Liens.

               (g) ERISA. No part of the funds to be used by the Equity Investor to make or hold its investment pursuant to this Agreement, directly or indirectly, constitutes or is deemed to constitute assets (within the meaning of
ERISA and any applicable rules, regulations and court decisions thereunder) of any Plan.

               (h) Acquisition for Investment. The Equity Investor is purchasing the Member Interest to be acquired by it for its own account with no present intention of distributing such Member Interest or any part thereof in any manner that would require registration under the Securities Act, but without prejudice, however, to the right of the Equity Investor at all times to sell or otherwise dispose of all or any part of such Member

                                       25

Interest in accordance with the Operative Documents and under an exemption from registration available under such Securities Act.

               (i) Securities Act. Neither the Equity Investor nor anyone authorized by it has directly or indirectly offered or sold any interest in the
Member Interest, the Senior Notes or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Member Interest, the Senior Notes or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act; it being understood for purposes of this clause (i) that neither the Advisor to the Lessee nor the Debt
Placement Agent nor the Noteholders have acted or are acting on behalf of the
Equity Investor in connection with the Senior Notes, the Member Interest, or otherwise.

     Section 3.5. Representations and Warranties of the Noteholders. Each
Initial Noteholder hereby severally represents and warrants that as of the date hereof:

               (a) Purchase for Investment. Such Noteholder is purchasing the
Senior Notes for its own account for investment purposes and not with a view to resale or distribution thereof in contravention of the requirements of the
Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, but without prejudice, however, to the right of the Noteholder at all times to sell or otherwise dispose of such Senior Notes in accordance with the Operative Documents and under an exemption from registration available under such Securities Act.

               (b) Registration. Such Noteholder acknowledges that the Senior
Notes have not been registered under the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, and may not be offered, sold, pledged or otherwise transferred, except as set forth in
Section 2.8 of the Indenture.

               (c) Securities Laws. (A) Such Noteholder is an institutional
"accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of
Regulation D under the Securities Act (an "IAI"), has sufficient knowledge, sophistication and experience in financial and business matters to be capable of evaluating the merits and risks of the purchase of the Senior Notes and is able and prepared to bear the economic risk of investing in and holding the Senior
Notes and is presently able to afford a complete loss of such investment and (B)
such purchase of the Senior Notes is either for its own account, or for the account of one or more IAIs as to each of which it exercises sole investment discretion with authority to bind each such other IAI, and not with a view to any public resale or distribution thereof.

                                       26

               (d) Source of Funds. Each Initial Noteholder severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Initial Noteholder to pay the purchase price of the Senior Notes to be purchased by such Initial
Noteholder hereunder:

                    (i) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's
          Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of
          Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Noteholder's state of domicile; or

                    (ii) the Source is a separate account that is maintained
          solely in connection with such Initial Noteholder's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                    (iii) the Source is either (x) an insurance company pooled separate account, within the meaning of PTE 90-1 or (y) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Initial Noteholder to the Lessee and the
          Equity Investor in writing, at least five (5) days prior to the date of purchase, pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                    (iv) the Source constitutes assets of an "investment fund"
          (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption"))
          managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit

                                       27

          plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c)
          and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Lessee or the Equity Investor and, at least (5) days prior to the date of purchase (x) the identity of such QPAM and (y)
          the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Lessee and the Equity
          Investor in writing pursuant to this clause (iv); or

                    (v) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of
          "control" in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Lessee or the Equity Investor and, at least five (5)
          days prior to the date of purchase, (x) the identity of such INHAM and
          (y) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Lessee and the Equity
          Investor in writing pursuant to this clause (v); or

                    (vi) the Source is a governmental plan; or

                    (vii) the Source does not include assets of any employee
          benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 3.5(d), the terms "employee benefit plan", "governmental plan", and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     During the entire period that any Initial Noteholder holds the Senior
Notes, it shall disclose to the Lessee and the Equity Investor any information
(not previously provided) which it would have to have disclosed to the Lessee and the Equity Investor pursuant to this Section 3.4(f) had the representation contained in this Section 3.4(f) been made on any such date on which it continues to hold the Senior Notes.

                                       28

               (e) Due Diligence. Such Initial Noteholder acknowledges that (i)
it has made, either alone or together with its advisors, such independent investigation of the Project, the Project Site and the Collateral and of the
Lessee and its management, assets and related matters as such Initial Noteholder deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Senior Notes pursuant to the transactions contemplated by this Agreement and the other Operative Documents, (ii) it and its advisors have been afforded the opportunity to ask questions of the Lessee,
(iii) it and its advisors have been afforded access, and received all information and data, that it and such advisors believe to be necessary or sufficient in order to evaluate and reach an informed decision as to the advisability of an investment in the Senior Notes pursuant to the transactions contemplated by this Agreement and the other Operative Documents and (iv) it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision as to the advisability of an investment in the Senior Notes pursuant to the transactions contemplated by this Agreement and the other Operative Documents. The foregoing acknowledgments shall in no way derogate from, or reduce the rights of any Initial Noteholder in respect of, or constitute or be used as any form of defense (or basis therefor) in respect of, all or any of the representations, warranties, covenants and agreements of the
Lessee or any other Person set forth or referred to in the Operative Documents, the accuracy and completeness of each of which representations, warranties, covenants and agreements has been assumed by each Initial Noteholder in making, and as the basis for, the foregoing acknowledgments.

               (f) Due Authorization; Enforceability; Etc. Such Initial
Noteholder has all necessary power and authority to execute and deliver this
Agreement and perform its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by such Noteholder and, assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such Noteholder, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

     Section 3.6. Representations of the Indenture Trustee. The Indenture
Trustee represents and warrants that, as of the date hereof:

               (a) Due Incorporation; Etc. It is a national banking association duly organized, validly existing and in good standing under the laws of the
United States, and has full power and authority, as Indenture Trustee and/or in its individual capacity to the extent expressly provided herein or in the
Indenture, to enter into and perform its obligations under the Indenture, the
Depositary Agreement and this Agreement (the "Indenture Trustee Agreements").

                                       29

               (b) Due Authorization; Enforceability; Etc. (i) Each of the
Indenture Trustee Agreements has been duly authorized, executed and delivered by the Indenture Trustee and (ii) assuming the due authorization, execution and delivery by each other party thereto, each of such Indenture Trustee Agreement constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against it in its individual capacity or as Indenture Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

               (c) Non-Contravention. The execution and delivery by the
Indenture Trustee, in its individual capacity or as Indenture Trustee, as the case may be, of the Indenture Trustee Agreements, and the consummation by the
Indenture Trustee, in its individual capacity or as Indenture Trustee, as the case may be, of the transactions contemplated thereby, do not and will not (i)
contravene any Applicable Law of the State of California governing the Indenture
Trustee or any United States federal law governing the banking or trust powers of the Indenture Trustee, (ii) contravene its organizational documents or bylaws, (iii) contravene or constitute a violation of, or a default by the
Indenture Trustee under, any indenture, mortgage or other material contract, agreement or instrument to which the Indenture Trustee is a party or by which the Indenture Trustee or any of its property is bound or (iv) result in the creation of any Indenture Trustee's Lien upon any property included in the
Indenture Estate.

               (d) Governmental Actions. No authorization or approval or other action by, and no notice to or filing or registration with, any federal or state
Governmental Entity governing the banking or trust powers of the Indenture
Trustee is required for the due execution, delivery or performance by the
Indenture Trustee of any Indenture Trustee Agreement, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given

               (e) Eligibility. It is a trust company or bank authorized under the laws of the State of California and the United States of America to exercise trust powers, and (i) has a combined capital and surplus of at least
$250,000,000.

               (f) Liens. The Indenture Estate is free of any Indenture
Trustee's Lien.

SECTION 4. CLOSING CONDITIONS; CONDITIONS TO PURCHASE OF SENIOR NOTES

          The obligations of the Equity Investor, the Owner Lessor, the
Indenture Trustee, each Initial Noteholder and the Lessee to consummate the
Transaction on the

                                       30

Closing Date shall be subject to satisfaction or waiver of
the following conditions at or prior to the Closing (except that the obligations of any Person shall not be subject to such Person's own performance or compliance):

               (a) Operative Documents. (i) Each of the Financing Documents
shall have been duly authorized by the parties thereto, shall have been duly executed and delivered by the parties thereto, and shall each be in full force and effect, and executed counterparts of each shall have been delivered to each of the parties hereto (other than the Tax Indemnity Agreement, which shall only be delivered to the parties thereto and the Senior Notes, which shall only be delivered to the Noteholders).

                    (ii) Copies of each of the Project Documents shall have been delivered to the Equity Investor, the Owner Lessor, the Indenture Trustee
     and the Initial Noteholders, certified by the Lessee as being true, accurate and complete copies of such Project Documents and each of such
     Project Documents shall be in full force and effect.

               (b) Equity Investment. The Equity Investor shall have made the
Equity Investment to the Owner Lessor at the place and in the manner contemplated by Section 2.

               (c) Senior Notes. All conditions precedent to the issuance of the
Senior Notes to be issued on the Closing Date and the purchase thereof by the
Noteholders shall have been satisfied or waived, all as evidenced by the issuance of such Senior Notes, and the Noteholders shall have purchased the
Senior Notes.

               (d) Corporate Documents. Each of the Financing Parties shall have received copies of the organizational documents of each of the Lessee, the Owner
Lessor, the Owner Manager, the Equity Investor, each Lessee Partner and the
Pledgor, and resolutions of the board of directors or appropriate committee of each such Person duly authorizing the Transaction and such documents and such evidence as each party may reasonably request in order to establish the authority of each such other party to consummate the Transaction, the taking of all corporate or other proceedings in connection therewith and compliance with the conditions herein or therein set forth and the incumbency of all officers signing any of the Financing Documents. Each of the foregoing documents and evidence shall be reasonably satisfactory to the recipient.

               (e) Representations and Warranties; Conditions Precedent. The
representations and warranties of the parties hereto set forth in Section 3 hereof shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date and each of the Financing
Parties shall have received an Officer's Certificate from each of the other parties hereto to such effect other than the

                                       31

Initial Noteholders whose purchase of the Senior Notes on the Closing Date shall be deemed to be a confirmation of their respective representations as of such date.

               (f) Events of Loss, Defaults, Events of Default; Project
Documents. No Event of Loss, Lease Default, Lease Event of Default, Indenture
Default, Indenture Event of Default or event that with notice or lapse of time or both would constitute an Event of Loss shall have occurred and be continuing.
Each of the Project Documents shall be in full force and effect, and (i) no default or breach shall exist under any Project Document that permits any party thereto to terminate any Project Document or suspend its performance thereunder or excuses such non-breaching party from any failure to perform thereunder and
(ii) no event of force majeure under any Project Document shall have occurred and be continuing that is reasonably likely to result in a Material Adverse
Effect.

               (g) No Threatened Proceedings. No action, suit or proceeding shall have been instituted nor, to the Actual Knowledge of any party hereto, threatened, before any Governmental Entity against the Lessee, nor shall any action, suit or proceeding have been instituted, or to the Actual Knowledge of any party hereto, threatened, before any Governmental Entity against or affecting the Project or any party to a Project Document, which could reasonably be expected to have a Material Adverse Effect.

               (h) Projections. The Participants shall have received the
Projections dated the Closing Date, the substance of which shall be satisfactory to the Participants.

               (i) Receipt of Permits and Approvals. All Governmental Approvals
necessary to operate and maintain the Project in accordance with the terms and conditions of the Operative Documents, shall have been duly obtained or made and validly issued and shall be in full force and effect and shall not be the subject of any pending or threatened judicial or administrative proceedings. To the extent the Lessee has received copies of such Governmental Approvals, each
Financing Party shall have received true and complete copies thereof.

               (j) Insurance Coverage. The Participants shall have received and found satisfactory certificates of, or binders for, each policy of insurance required under Section 11 of the Project Lease dated as of May 18, 2005, accompanied by a report of the Insurance Consultant addressed to the
Participants in form and substance satisfactory to such parties stating that insurance complying with the provisions of Section 11 of the Project Lease, covering the risks and in the amounts referred to therein, has been obtained and is in full force and effect, is not subject to cancellation without prior notice and that all currently due premiums therefor have been paid in full.

                                       32

               (k) Engineering Report. Each of the Participants shall have received the Engineering Report addressed to the Participants dated as of April
4, 2005, in form and substance satisfactory to such parties confirming that the
Project has an electrical capacity and is able to produce electric energy at levels which would be required in order to comply with the Projections.

               (l) Environmental Report. Each of the Participants shall have received the Environmental Report addressed to the Participants dated as of
April 4, 2005 in form and substance satisfactory to such parties to the effect that there are no conditions present which could reasonably be likely to result in a Material Adverse Effect.

               (m) Reports of the Geothermal Consultant. Each of the
Participants shall have received reports from the Geothermal Consultant addressed to the Participants in form and substance satisfactory to such parties dated the Closing Date to the effect that the Project has access to geothermal resources which would be required to operate the Project at levels which would be required in order to comply with the Projections.

               (n) Appraisal. The Equity Investor shall have received the
Closing Appraisal addressed to the Equity Investor in form and substance satisfactory to the Equity Investor. The Lessee and the Initial Noteholders
shall have received a letter from the Appraiser with regard to the fair market value and remaining useful life of the Project dated as of the Closing Date.

               (o) Annual Operating Budget. The Participants shall have received a copy of the Annual Operating Budget for calendar year 2005, in form and substance reasonably satisfactory to the Participants.

               (p) Opinion with Respect to Certain Tax Aspects. The Equity
Investor shall have received (i) the opinion, dated the Closing Date, of Dewey
Ballantine LLP addressed and delivered only to the Equity Investor as to certain tax matters in form and substance reasonably satisfactory to the Equity Investor and (ii) the opinion dated the Closing Date of McCorriston Miller Mukai
MacKinnon LLP addressed and delivered only to the Equity Investor as to certain state and local tax matters in form and substance reasonably satisfactory to the
Equity Investor.

               (q) Opinions of Counsel. Each of the parties shall have received an opinion or opinions, dated the Closing Date, of (i) Chadbourne & Parke LLP, special counsel to the Lessee and the Pledgor, (ii) Carlsmith Ball LLP, Hawaii
counsel to the Lessee, (iii) Dewey Ballantine LLP, counsel to the Equity
Investor, (iv) Kilpatrick Stockton LLP, local counsel to Equity Investor, (v)
Morris, James, Hitchens & Williams LLP, counsel to the Owner Lessor, the Trust
Company, and the Owner Manager and (vi) Kathleen C. Johnson, Attorney at Law,
counsel to the Depositary Bank and the Indenture

                                       33

Trustee, in each case, addressed to such Persons and in form and substance satisfactory to such Persons. Each of the parties, excluding the Lessee, shall have also received the opinion, dated the Closing Date, of McCorriston Miller
Mukai MacKinnon LLP, Hawaii counsel to the Noteholders and the Equity Investor.
Each such Person expressly consents to the rendering by its counsel of the opinion referred to in this Section 4(q) and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such
Person, each of whom has consulted with and has been advised by its counsel as to the consequences of such request, instructions and consent. Furthermore, each such counsel shall, to the extent requested, (x) include as addressees Persons which may become Noteholders in the future or (y) permit such Noteholders to rely on its opinion as if such opinion were addressed to such Persons.

               (r) Perfection of Liens and Security Interests. The financing statements, instruments (including recordation memoranda) and other documents with respect to the filings and recordings described in Schedule 3.1(h)(ii)
shall be in form and substance reasonably satisfactory to the Indenture Trustee, the Initial Noteholders and the Equity Investor and all such filings and recordings and all other filings and recordings and other actions (including the
Owner Lessor and/or Indenture Trustee taking possession or control of such collateral in which a security interest may be perfected by possession or control) that are necessary in order to establish, protect, preserve and perfect
(i) the Lien of the Owner Lessor on, and perfected security interest in, all right, title, estate and interest of the Lessee, the Pledgor or the Lessee
Partners, as applicable, in and to the assets and property which form the collateral, under the Lessee Security Agreement, the Lessee Partners Interest
Pledge Agreement and the PGV Interests Pledge Agreement and in and to the
Accounts under the Depositary Agreement and the Bank of Hawaii Control
Agreements, and (ii) the Lien of the Indenture Trustee on, and perfected security interest in, all right, title, estate and interest of the Owner Lessor in and to the Indenture Estate and the Accounts, prior and superior to all other
Liens, existing or future (other than any future lien which by statute would have priority), in each case, shall have been duly executed (if required to be executed by the Lessee, the Pledgor, the Lessee Partners or the Owner Lessor, as
applicable, by Applicable Law) and delivered to the Indenture Trustee or its designee in proper form for filing, registration or recordation, and all fees, taxes and other charges relating to such filings and recordings and other actions shall have been paid (or provision thereof shall be made) by the Owner
Lessor; and when such documents are filed or recorded, or other actions taken
(including the Owner Lessor and/or Indenture Trustee taking possession or control of such collateral in which a security interest may be perfected by possession or control), as applicable, (i) the Owner Lessor shall have a first
Lien on, and prior perfected security interest in (A) all right, title, estate and interest of the Lessee, the Lessee Partners or the Pledgor, as applicable, in and to the assets and property which form the collateral under the Lessee
Security Agreement, the Lessee Partners Interest Pledge Agreement and the PGV
Interests Pledge Agreement and (B) all

                                       34

right, title and interest of the Lessee in and to the Accounts under the
Depositary Agreement and the Bank of Hawaii Control Agreements and (ii) the
Indenture Trustee shall have a first Lien on, and prior perfected security interest in, all right, title, estate and interest of the Owner Lessor in and to the Indenture Estate and the Accounts, in each case, prior and superior to all other Liens, existing or future (other than any future lien which by statute would have priority). In addition, the Indenture Trustee and the Equity Investor shall have received copies of Uniform Commercial Code, judgment and tax lien search reports with respect to each "Debtor" specified in Schedule 3.l(h)(ii) in each jurisdiction requested by the Indenture Trustee, the Initial Noteholders or
the Equity Investor confirming that no Uniform Commercial Code filing or judgment or tax lien exists with respect to the properties or assets of such
Person.

               (s) Funding Request. The Lessee shall have delivered a properly executed funding request, in form and substance satisfactory to the
Participants.

               (t) No Changes in Applicable Law. No change shall have occurred in Applicable Law or the interpretation thereof by any competent court or other
Governmental Entity that would (i) make it illegal for any of the Lessee, the
Owner Lessor, the Indenture Trustee or any Participant to participate in the
Transaction or (ii) subject any of the Lessee, the Owner Lessor, the Indenture
Trustee or any Participant to regulation as a "public utility," or "electric utility" or a "public utility holding company" (within the meaning of PUHCA or any applicable regulatory law of Hawaii) solely as a result of the transactions contemplated by the Operative Documents.

               (u) [Intentionally omitted].

               (v) Private Placement Number. A private placement number shall have been issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance
Commissioners) for the Senior Notes.

               (w) Title Insurance. The Indenture Trustee shall have received a lender's policy of title insurance and the Owner Lessor shall have received an owner's policy of title insurance issued by the Title Company, or binding commitments by the Title Company (in the form of a signed closing letter or an
ALTA Commitment) to issue such lender's and owner's policies of title insurance
(insuring as of the Closing Date), that meet the following requirements: (i) a lender's policy in favor of the Indenture Trustee which shall (a) be in form and substance reasonably satisfactory to the Indenture Trustee or any Initial
Noteholders, (b) contain such endorsements and affirmative coverage as the
Indenture Trustee or any Initial Noteholder may reasonably request up to an amount equal to one hundred percent (100%) of the aggregate principal amount of the Senior Notes, including (to the extent applicable with respect to the
Project and the Project Site

                                       35

and available at a reasonable cost from the Title Company in the jurisdiction in which the Project is located) the following: variable rate; survey;
comprehensive; access; creditor's rights (which may be provided without an endorsement if a 1970 form of jacket is used); contiguity coverage; usury; doing business; environmental protection lien; modified versions of CLTA 119.2 and
CLTA 119.3 and such other endorsements as the Indenture Trustee or any Initial
Noteholder may reasonably request, (c) insure (A) the Indenture Trustee for the benefit of each of the Noteholders, in the amount of $52,000,000 and (B) that the Indenture constitutes a valid first (1) leasehold mortgage lien of record or
(2) mortgage lien, as applicable, on the Owner Lessor's right, title and interest as lessee or grantee, as applicable, of the Project Site, subject only to such exceptions to title that are Permitted Liens and that, in any event, would not reasonably be expected to have a Material Adverse Effect, (d) provide for no survey exceptions as to the Project Site exclusive of beneficial easements (other than matters shown by the survey described in Section 4.1(y))
and (e) provide coverage against all mechanics' and materialmen's liens existing on the Closing Date, other than those for which Adequate Reserves have been provided by the Lessee; and (ii) an owner's (or leasehold owner's) policy of title insurance in favor of the Owner Lessor which shall (a) be in form and substance reasonably satisfactory to the Equity Investor, (b) contain such endorsements and affirmative coverage as the Equity Investor may reasonably request, including (to the extent applicable with respect to the Project and
Project Site and available at a reasonable cost from the Title Company in the jurisdiction in which the Project is located) the following: survey;
comprehensive; access; contiguity coverage; environmental protection lien; and
such other endorsements as the Equity Investor may reasonably request, (c)
insure the Owner Lessor's right, title and interest as lessee or grantee, as applicable, of the Project Site in the amount of $52,000,000, (d) provide for no survey exceptions as to the Project Site exclusive of beneficial easements
(other than matters shown by the survey described in Section 4.1(y)) and (e)
provide coverage against all mechanics' and materialmen's liens existing on the
Closing Date, other than those for which Adequate Reserves have been provided by the Lessee. The Indenture Trustee shall also have received evidence that the premiums in respect of such commitments and/or policies, all charges for mortgage taxes (if any), and all related expenses, if any, have been paid or shall be paid concurrently with the Closing. Each of the Equity Investor and the
Indenture Trustee shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in this Section.

               (x) Material Adverse Effect. Since June 3, 2004, no event shall have occurred which could reasonably be expected to have a Material Adverse
Effect.

               (y) Survey. The Equity Investor, the Owner Lessor, the Indenture
Trustee and the Title Company shall have received an ALTA/ACSM land title survey of the Project Site, certified to the Indenture Trustee, the Owner Lessor and the Title Company in the manner prescribed by paragraph 8 of the Minimum
Standard Details

                                       36

referred to below, dated not more than 180 days prior to the Closing Date, prepared by an independent professional licensed land surveyor reasonably satisfactory to the Equity Investor, the Indenture Trustee and the Title
Company, which survey shall be made in accordance with the Minimum Standard
Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association, American Congress on Surveying & Mapping
and National Society of Professional Surveyors in 1999 and meeting the accuracy requirements set forth therein, and which survey shall be reasonably satisfactory to the Equity Investor, the Indenture Trustee and the Title
Company. Without limiting the generality of the foregoing, the survey shall: (a)
show the location of any easements, fences, restriction setback lines, rights-of-way, encroachments and adjoining streets; (b) locate all means of ingress and egress and contain a location sketch of the Project Site; (c) show the location of all improvements as constructed on the Project Site; and (d)
indicate the flood zone designation, if any, in which the Project Site is located.

               (z) Reserve Accounts. Each of the Accounts shall have been established in accordance with the Depositary Agreement and an amount equal to the Capex Account (Debt) Deposit, the Senior Rent Reserve Requirement and the
Junior Rent Reserve Requirement, as applicable, shall have been deposited in the
Capex Account (Debt), the Senior Rent Reserve Account and the Junior Rent
Reserve Account, as applicable.

               (aa) Letter as to Number of Offerees. The Equity Investor and the
Indenture Trustee shall have received a certification from the Debt Placement
Agent in form and substance reasonably satisfactory to such Persons, as to the number of offerees by it of the Senior Notes, and the nature of such offerees.

               (bb) Financial Statements. The Lessee shall have delivered the financial statements referred to in Section 3.1(v)(i) herein.

               (cc) Transaction Costs. Each of the parties hereto shall have received satisfactory evidence that all Transaction Costs have been paid in full by the applicable party.

               (dd) Consents to Assignment. Each of the Transaction Parties
shall have received a duly executed copy of the Consents to Assignment, in form and substance satisfactory to the Participants.

                                       37

SECTION 5. COVENANTS OF THE LESSEE

     Section 5.1. Maintenance of Existence. The Lessee shall at all times preserve and maintain in full force and effect its existence and its good standing under the laws of the State of Hawaii.

     Section 5.2. Maintenance of Permits. The Lessee shall obtain and maintain, or cause to be obtained and maintained, in full force and effect all
Governmental Approvals required to be obtained from time to time in connection with (i) the use, operation and maintenance of the Project as contemplated by the Project Documents (for up to 30 MW), and the Expansion Project if purchased by the Owner Lessor, and (ii) the execution, delivery and performance by the
Lessee of the Operative Documents to which it is a party, except, in each case, where failure to so obtain or maintain any such Governmental Approval would not be expected to result in a loss of revenues attributable to the use of the
Project in excess of $1,500,000, taking into account any Claims arising under
Sections 5.3, 5.9 and 5.28 hereunder.

     Section 5.3. Compliance with Laws and Governmental Approvals. The Lessee shall comply with all Applicable Laws (including Environmental Laws) and
Governmental Approvals, except where noncompliance could not reasonably be expected to result in one or more Claims against or being incurred by the Lessee in excess of $1,500,000, taking into account any Claims arising under Sections
5.2, 5.9 and 5.28 hereunder.

     Section 5.4. Information. The Lessee shall deliver to the Equity Investor, the Owner Lessor, and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee:

               (a) within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Lessee (commencing with the quarter ending June 30, 2005), unaudited quarterly consolidated financial statements of the Lessee;

               (b) within 120 days after the close of each fiscal year
(commencing with the fiscal year ending December 31, 2005), audited annual consolidated financial statements for such fiscal year, with an unqualified opinion (other than in respect of financial controls and procedures and similar requirements of the Sarbanes-Oxley Act) of an internationally recognized independent accounting firm (the "Auditors");

               (c) at the time of the delivery of the financial statements provided for in clause (b) immediately above, a certificate of a Responsible
Officer of the Lessee to the effect that, to such officer's Actual Knowledge, no
Lease Default or Lease Event of Default has occurred and is continuing;

                                       38

               (d) within sixty (60) days after each Rent Payment Date, a certificate of a Responsible Officer of the Lessee, setting forth a calculation of the Lease Rent Coverage Ratio for the two preceding semiannual periods and the Projected Lease Rent Coverage Ratio for the then-current semiannual period and the immediately following semiannual period in form and substance as set forth in Exhibit A, provided, however, that if the Lease Rent Coverage Ratio for any semi-annual period is below 1.20 to 1.00, the Equity Investor shall have the right to request (i) detailed information regarding major maintenance and other items in the Annual Operating Budget as it deems reasonable and (ii) additional information and explanations with respect to the semiannual operating report referred to in Section 5.4(e) until the next such semiannual period as the Lease
Rent Coverage Ratio for the two preceding semiannual periods and the Projected
Lease Rent Coverage Ratio for the then-current semiannual period and the immediately following semiannual period are at least 1.20 to 1.00; provided, further, that the Lessee shall provide the Indenture Trustee with a copy of any such information provided to the Equity Investor pursuant to this clause (d);

               (e) within sixty (60) days after each Rent Payment Date, a semiannual operating report in the form attached hereto as Exhibit B and promptly after any forced outage that lasts for more than fourteen (14)
consecutive days, notice of such forced outage;

               (f) (A) as soon as practicable, but in any event within 10
Business Days after the Lessee obtains Actual Knowledge thereof, notice of any event which constitutes a Lease Default or a Lease Event of Default or an Event
of Loss, specifying the nature of such Lease Default, Lease Event of Default or
Event of Loss and any steps the Lessee is taking or proposes to take to remedy or otherwise address the same, and (B) promptly, and in any event within 30 days after the Lessee obtains Actual Knowledge thereof, notice of:

                    (i) any litigation, arbitration or governmental proceeding
     (other than any governmental proceeding in the ordinary course of business)
     pending (A) against the Lessee or the Project or (B) with respect to any
     Project Document to which the Lessee is a party or with respect to the
     Project Site, which, in each case, individually or in the aggregate could reasonably be expected to result in a Claim in excess of $500,000;

                    (ii) the occurrence and continuance of any Requisition
     (without regard to the existence of any good faith contest in respect thereof);

                    (iii) any change in the Responsible Officers of the Lessee, accompanied by certified specimen signatures of any Responsible Officers so appointed;

                                       39

                    (iv) the existence of any Lien against the Indenture Estate;

                    (v) any notice received by the Lessee purporting to cancel or materially alter the terms of any insurance policy which the Lessee is required to maintain pursuant to the Project Lease; or

                    (vi) other than those which occur in the ordinary course of business, any casualty, damage or loss, whether or not insured, through fire, theft, other hazard or casualty, or any act or omission of the Lessee or of any other Person if such casualty, damage or loss effects the
     Project, the Project Site or the Geothermal Resource in the amount of
     $100,000 or more.

               (g) no later than ten Business Days after the effectiveness of any amendment, supplement, modification or termination (other than by its terms)
of any Project Document, notice of such amendment, supplement or modification, together with a copy thereof.

     Section 5.5. Annual Operating Budget. On November 15 of each calendar year, commencing on November 15, 2005, the Lessee shall deliver to the Equity
Investor, and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee and the Noteholders, an annual operating budget of Project Revenues and Operating Costs expected to be incurred by the
Lessee during the relevant fiscal year to which such budget applies in the form attached hereto as Exhibit C (the "Annual Operating Budget") together with an
Officer's Certificate of the Lessee certifying that such Annual Operating Budget has been prepared in good faith. The Equity Investor and the Noteholders will have the right to review and approve (such approval not to be unreasonably withheld or delayed) such Annual Operating Budget by December 15 of such year;
provided, however, the Equity Investor's and the Noteholders' approval of the
Annual Operating Budget shall not be required (A) if the aggregate Operating
Costs set forth in such Annual Operating Budget do not exceed by 15% or more the sum of the (i) actual aggregate Operating Costs for the Project from January 1 of the then current fiscal year to October 31 of such year and (ii) the aggregate costs and expenses budgeted for the Project from November 1 of such year to December 31 of such year and (B) so long as on every fourth year
(beginning in 2009), the aggregate Operating Costs set forth in the Annual
Operating Budget for such year do not exceed by 45% or more the sum of the actual aggregate Operating Costs for the Project incurred in the calendar year that is four years prior to such year; provided further, that notwithstanding the foregoing, the Equity Investor's and the Indenture Trustee's approval of the
Annual Operating Budget shall be required if, at any relevant time, the Lease
Rent Coverage Ratio for either of the immediately preceding two semiannual periods was less than 1.20 to 1.00.

                                       40

     Section 5.6. Conduct of Business. Except as contemplated by Section 5.23 and Section 12.18, the Lessee shall not enter into or engage at any time in any business other than the ownership, occupation, construction, testing, starting, repair, operation, maintenance and use of the Project and the financing of the
Project and the sale of electric power or other products and byproducts of the
Project by the Lessee, and all other activities related thereto necessary for the development, construction, operation and maintenance of the Project and as otherwise contemplated or permitted by the Operative Documents.

     Section 5.7. Books and Records; Inspections. The Lessee shall maintain appropriate logs with respect to the Project and books, records and accounts in which full, true and correct entries in accordance with GAAP consistently applied, shall be made of all of its dealings and transactions.

     Section 5.8. Taxes; Utility Charges. The Lessee shall, prior to the time penalties shall attach thereto, (i) file, or cause to be filed, all tax and information returns that are required to be, or are required to have been, filed by it in any jurisdiction, and (ii) pay or cause to be paid all Taxes and utility charges shown to be, or to have been, due and payable on such returns and all other Taxes and utility charges lawfully imposed and payable by it, to the extent the same shall have become due and payable, except to the extent there is a good faith contest thereof by the Lessee and the Lessee has maintained adequate reserves for such Taxes or utility charges to be funded out of either (i) capital contributions from the Pledgor or (ii) distributions from the Distribution Account made in accordance with the Depositary Agreement.

     Section 5.9. Performance and Enforcement. The Lessee shall duly (i) perform and observe in all respects its covenants and obligations under all Operative
Documents and (ii) operate and maintain the Project in accordance with Prudent
Industry Practice and Applicable Law, except to the extent that the applicability thereof is being contested in good faith unless in the case of clause (i), the failure to perform or observe such covenant or such obligation or (ii) in the case of clause (ii), such contest, in each case, would be expected to result in a loss of revenues attributable to the use of the Project as contemplated by the Operative Documents in excess of $1,500,000, taking into account any Claims arising under Sections 5.2, 5.3 and 5.28 hereunder.

     Section 5.10. Utility Status.

          The Lessee will not take any action that would result in the Owner
Lessor or any Participant being subject to any utility regulation.

     Section 5.11. Subsidiaries. The Lessee will not establish or maintain any subsidiary.

                                       41

     Section 5.12. Notice of Change of Jurisdiction of Formation Address; No
Change of Name. The Lessee shall provide the Equity Investor, the Owner Lessor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee, prompt written notice of any anticipated change in its address or jurisdiction of formation, which notice shall, in any event, be provided no later than 30 days prior to such change. The Lessee shall not change its name without the prior written consent of the Equity Investor and the Noteholders.

     Section 5.13. Further Assurances. The Lessee, at its own cost, expense and liability, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances reasonably requested by the Equity Investor, the Owner Lessor or, so long as the Lien of the
Indenture shall not have been terminated and fully discharged, the Indenture
Trustee, as may be necessary in order to carry out the intent and purposes of this Participation Agreement and the other Operative Documents to which it is a party, and the transactions contemplated hereby and thereby. The Lessee, at its own cost, expense and liability, will cause such financing statements and fixture filings (and continuation statements with respect thereto) as may be necessary and such other documents as the Equity Investor, the Owner Lessor or, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, shall reasonably request to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or advisable in order to establish, preserve, protect and perfect the right, title and interest of the Owner Lessor in and to the Project, the Project Document Interest, the
Lessee's Interest in the Geothermal Resource, the Project Site, or any portion of any thereof or any interest therein and the first priority Lien intended to be created by the Indenture and the other Security Documents therein. The Lessee shall promptly from time to time furnish to the Equity Investor, the Owner
Lessor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, such information with respect to the Project, the Project Site, the Project Document Interest, the Geothermal
Resources or the transactions contemplated by the Operative Documents to which it is a party as may be required to enable the Equity Investor, the Owner Lessor or, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, as the case may be, to timely file with any Governmental Entity any reports and obtain any licenses or permits required to be filed or obtained by the Owner Lessor under any Operative Document or the
Equity Investor as the owner of the Member Interest or the Indenture Trustee.

     Section 5.14. Limitation on Indebtedness. The Lessee shall not create, incur, assume or permit to exist any Indebtedness, except as follows, without duplication (all such Indebtedness being referred to hereinafter as "Permitted
Indebtedness"):

                                       42

               (a) Indebtedness permitted pursuant to the terms of the Operative
Documents (including the Reserve Letters of Credit);

               (b) Indebtedness of the Lessee, so long as the obligations of the
Lessee thereunder are (i) to the Pledgor and (ii) evidenced by an instrument or instruments subordinated to the payment of Periodic Lease Rent by provisions substantially in the form of Exhibit D hereto;

               (c) surety bonds, performance bonds or similar arrangements with third-party sureties or indemnitors or similar Persons in connection with a good faith contest or otherwise permitted by the Project Lease or any other Operative
Document, with reimbursement obligations of the Lessee not in an aggregate amount at any time outstanding in excess of $500,000;

               (d) indemnities and similar obligations, if any, arising under the Operative Documents, to the extent the same constitute Indebtedness;

               (e) Indebtedness incurred to finance Modifications which are not otherwise financed with Additional Senior Notes and/or additional investments by the Equity Investor in accordance with the terms of the Project Lease, provided that such Indebtedness (i) shall be payable solely from amounts distributable to the Lessee pursuant to Section 5.9 of the Depositary Agreement and be subordinated to the payment of the Periodic Lease Rent in accordance with the subordination provisions set forth in Exhibit D;

               (f) additional Indebtedness with the written prior consent of the
Owner Lessor and the Indenture Trustee.

     Section 5.15. Limitation on Liens. The Lessee shall not create, incur or suffer to exist or permit any Lien upon or with respect to any of its properties or assets, other than Permitted Liens.

     Section 5.16. Restricted Payments. The Lessee shall not make any distribution to the Lessee Partners or ONI or any other payments from the
Distribution Account (including by transfer of assets or assumption or incurrence of any other Indebtedness or liability) other than (i) as permitted under Section 5.9 of the Depositary Agreement or (ii) as permitted under Section
8(b) of the PGV Interests Pledge Agreement following a Lease Event of Default which is a Limited Recourse Event.

     Section 5.17. Permitted Investments, Loans and Advances. The Lessee shall not make any investments, advances or loans other than Permitted Investments.

                                       43

     Section 5.18. Merger, Consolidation, Sale of Substantially All Assets. The
Lessee shall not enter into any transaction of merger or consolidation, change its form of organization or its business, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) without the consent of the
Owner Lessor and the Indenture Trustee. The Lessee shall not sell, assign, convey, lease, transfer or otherwise dispose of any of its assets or purchase or otherwise acquire all or substantially all of the assets or the businesses of any other Person without the consent of the Owner Lessor and the Indenture
Trustee.

     Section 5.19. Amendments to Project Documents. The Lessee shall not terminate, amend, waive, modify or assign (other than pursuant to the Operative
Documents), or consent to the assignment of the rights or obligations of any party to, any Project Document, unless such termination, amendment, waiver, modification, assignment or consent to assignment of a Project Document could not reasonably be expected to impair the rights of the Lessee in the Project or the operation and maintenance of the Project or the rights of the Owner Lessor or any of the Participants; provided, that the Lessee may make amendments to the
Project Documents that are of a routine, ministerial, administrative or de minimis nature in order to cure any ambiguities correct or supplement any defects or inconsistencies with respect thereto.

     Section 5.20. Certain Contracts and Agreements. The Lessee shall not enter into any agreements, contracts or other arrangements or commitments other than
(a) the Operative Documents existing on the Closing Date; (b) any additional agreements for sale of excess capacity or energy or fuel (to the extent not required for the operation of the Project) otherwise permitted by the Operative
Documents, the performance of which could not reasonably be expected to impair the rights of the Owner Lessor or any of the Participants; (c) contracts contemplated by any Operative Document, including contracts with Affiliates that are permitted pursuant to Section 5.21, 5.23 and 12.18; (d) contracts for emergency repairs or to avoid or minimize unplanned outages; and (e) agreements, contracts or other arrangements or commitments which are (w) contemplated by the
Operative Documents (including as contemplated by Section 12.18), (x) entered into by the Lessee with respect to the disposition of assets which the Lessee is permitted to sell, transfer, assign, lease or sublease pursuant to the terms of the Operative Documents, (y) entered into by the Lessee in the ordinary course of business and which are included in the Annual Operating Budget consistent with Section 5.5, or (z) in substitution for existing agreements, contracts or other arrangements (other than the PPA) which are on substantially similar or more favorable terms and conditions to the agreements, contracts or arrangements being replaced.

     Section 5.21. Limitation on Transactions with Affiliates. The Lessee shall not enter into any transaction or series of related transactions with any
Affiliate except (i) as contemplated by Section 5.23 and 12.18 or(ii) on terms no less favorable to the Lessee

                                       44

than those in comparable third party, arm's length transactions and as contemplated by the Operative Documents on the Closing Date (including, for the avoidance of doubt, the Administrative Services Agreement).

     Section 5.22. Depositary Agreement Accounts; Bank Accounts. The Lessee
shall maintain the amounts in the Accounts as set forth in the Depositary
Agreement. The amounts on deposit in each of the Accounts shall be subject to the terms of, and disbursed in accordance with, this Participation Agreement and the Depositary Agreement. The Lessee shall not maintain any other accounts other than those specified therein and the bank accounts held in Hawaii as set forth on Schedule 5.22, Part 1 hereto and any other bank accounts as set forth on
Schedule 5.22, Part 2 and Part 3. The Lessee shall close all of the bank accounts set forth in Schedule 5.22, Part 2 within three (3) months of the
Closing Date. For the avoidance of doubt, the accounts set forth in Schedule
5.22, Part 3 will not be closed and will not be subject to any security agreements or control agreements (it being understood that the Lessee has no right to the monies in such accounts).

     Section 5.23. Sharing of Facilities. The Lessee shall not share its facilities or assets with any other entity or project, except as permitted in
Section 5.21. Notwithstanding the foregoing, the Lessee may share Severable
Modifications or certain facilities including, without limitation, substation, interconnection and transmission facilities, back-up generators, emergency equipment and administrative facilities, for the Phase II Project, so long as
(i) any construction is conducted by entities other than the Lessee Partners or the Lessee, (ii) with respect to the Severable Modifications, the Lessee shall comply with Section 11.1 hereto and Section 8 of the Project Lease, and (iii)
any such sharing shall not reduce by more than a de minimis amount, the rights and benefits of the Owner Lessor, and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, with respect to the Project or adversely affect the ability of the Project to generate and transmit power to the limit of 33 MW, therefrom.

     Section 5.24. Capital Expenditures. The Lessee shall not make capital expenditures in excess of $2,000,000 in any calendar year with respect to
Optional Modifications (it being understood that this limitation shall not apply to the Expansion Project, Required Modifications or the Well Improvements (so
long as capital expenditures incurred with respect to the Well Improvements are incurred in the 2005 calendar year and are made solely from distributions from the Distribution Account made in accordance with the Depositary Agreement or from equity contributions made to the Lessee by the Pledgor)); provided, however, such capital expenditures, if incurred, shall not exceed the aggregate spending limitations with respect to all expenditures set forth in the Annual
Operating Budget for such year.

                                       45

     Section 5.25. Contingent Liabilities. Lessee shall not become liable as a surety, guarantor, accommodation endorser or otherwise, for or upon the obligation of any other Person; provided, however, that this Section 5.25 shall not be deemed to prohibit:

               (a) the acquisition of goods, supplies or merchandise in the normal course of business or normal trade credit; or

               (b) the endorsement of negotiable instruments received in the normal course of its business.

     Section 5.26. Abandonment of Project. Lessee shall not voluntarily abandon the operation, maintenance, or repair of the Project except in connection with the exercise, if any, by the Lessee of its termination option under Section 14 of the Project Lease.

     Section 5.27. Accounts Receivable. Lessee agrees to use commercially reasonable efforts to diligently pursue collection of all material accounts receivable owing to it and all other material amounts that may from time to time be owing to it for services rendered or goods sold.

     Section 5.28. Intellectual Property. Lessee shall maintain adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property necessary to operate the Project as contemplated by the Project Lease except where failure to do so would result in one or more Claims in excess of $1,500,000 against the
Lessee, taking into account any Claims under Sections 5.2, 5.3 and 5.9.

     Section 5.29. EWG Status. The Lessee shall maintain its status as an EWG
(as defined in PUHCA).

     Section 5.30. Spare Drive Train Equipment. Lessee shall maintain a spare steam drive train (which consists of a spare steam turbine without its housing, spare steam turbine gearbox and associated couplings, spare pentane turbine, and spare pentane turbine gearbox and associated couplings) on the Project Site by
December 31, 2005. For the avoidance of doubt, it is understood and agreed that the spare drive train equipment included in the Project as of the Closing Date constitutes the required spare drive train as of the Closing Date. In the event that it becomes necessary to utilize any or all of such spare steam drive train, the Lessee shall replace any parts used as soon as is commercially reasonable so that there will be one complete spare steam drive train on the premises at all times.

                                       46

     Section 5.31. Well Completion Efforts. Lessee shall use all commercially reasonable efforts to make the Well Improvements and satisfy the Completion
Tests relating to such Well Improvements by December 30, 2005.

     Section 5.32. ERISA. At no time shall Lessee use or attempt to use any assets which would be deemed to be "plan assets" under the "plan asset regulations" promulgated pursuant to ERISA to satisfy any or all obligations under the Operative Documents.

     Section 5.33. Partial Assignment. The Lessee shall enforce its rights (and the rights of the Owner Lessor and the Indenture Trustee) under the Partial
Assignment and shall provide a copy to each of the Owner Lessor, Equity Investor and Indenture Trustee of any material notice it receives from PGV-II pursuant to the Partial Assignment.

     Section 5.34. Withdrawals from Well Maintenance Reserve Account. At any time prior to a withdrawal from the Well Maintenance Reserve Account in excess of $200,000 or, if the aggregate withdrawals from such account in the calendar year in which such additional withdrawal is to be incurred, would exceed
$500,000, Lessee shall provide to the Equity Investor the following: (i) a plan, specifying the nature of the Well Maintenance Costs proposed to be incurred, the need therefor and the effect of the proposed work on the Project and its associated geothermal wells, (ii) a detailed budget specifying by line item each major category of expenditures, together with information supporting the overall amount of the budget, and (iii) a schedule of work to be performed, including estimated commencement and completion dates as well as estimated dates for completion of major milestones (the "Work Plan"). If the Equity Investor does not object to any aspect of the Work Plan within 14 days of receipt thereof (the
"14 Day Period"), it will be deemed to have accepted such Work Plan at the end of such 14 Day Period; provided, however, that if within the 14 Day Period, the
Equity Investor shall reasonably request additional information, such 14 Day
Period shall be extended to add an additional 7 days to such 14 Day Period beginning on the day that the Equity Investor shall have been provided with the additional information requested by it (the "Additional Period"). If, however, the Equity Investor objects to such Work Plan within the 14 Day Period or the
Additional Period, the Equity Investor shall have the option of retaining
GeothermEx, Inc. to review such Work Plan and who will act in accordance with the standards and procedures specified in the penultimate sentence of this
Section 5.34 and submit changes, if any to such Work Plan within 5 Business
Days; provided, however, that (a) if GeothermEx, Inc. is no longer in existence or is unable or unwilling to prepare such analysis or give such opinion, then the Lessee and the Equity Investor shall attempt in good faith to agree upon another reputable, recognized and independent resource consultant (GeothermEx
Inc. or such other independent resource consultant, the "Geothermal Consultant")
to prepare such analysis and give such opinion (pursuant to an engagement letter that meets the requirements set forth below), and if such parties are

                                       47

unable to so agree within thirty (30) days, then such other consultant shall be selected by the procedure set forth in the immediately succeeding sentence of this Section 5.34, (b) the costs of preparing such analysis shall be paid by
Lessee, and (c) the opinion of Geothermal Consultant shall in any case be binding and conclusive on the parties. The procedure for selecting such other
Geothermal Consultant shall be as follows: (1) each party shall designate a reputable, recognized and independent resource consultant who is not affiliated with the other party, (2) such consultants shall together designate a third reputable, recognized, and independent resource consultant who is not affiliated with any party, (3) such third consultant shall prepare such analysis and give such opinion, and (4) the Lessee shall pay the reasonable fees and expenses of all the consultants. If the Geothermal Consultant determines that changes are necessary, the Lessee shall incorporate such changes into a revised Work Plan
(the "Revised Work Plan") which the Geothermal Consultant shall approve within three Business Days. After the Lessee has completed the work, it shall certify the same to the Equity Investor and Geothermal Consultant. If the work was not completed in accordance in all material respects with the Work Plan or, if a
Revised Work Plan has been implemented, in accordance with the Revised Work Plan as determined by the Geothermal Consultant (acting in accordance with the standards and procedures specified in the penultimate sentence of this Section
5.34), (it being understood that any cost overruns shall not be considered deviations from the Work Plan or the Revised Work Plan and may be funded from either a contribution by ONI or by withdrawals from the Well Maintenance Reserve
Account, provided that any such withdrawals in respect of cost overruns shall be replenished from funds in the Distribution Account) then the amount of Well
Reserve Contributions to be made by the Lessee for the immediately succeeding calendar year shall be increased by the difference between (x) the amount actually withdrawn from the Well Maintenance Reserve Account in connection with such work (without taking into account any cost overruns, which shall be addressed as set forth above) and (y) the amount that Geothermal Consultant believed should have been spent in connection with such work in accordance with the Work Plan or, if implemented, Revised Work Plan, as the case may be (the
"Section 5.34 Differential"). In connection with resolving any dispute pursuant to this Section, the Geothermal Consultant shall act pursuant to an engagement letter to which (a) the Lessee and the Equity Investor are parties and (b) the
Geothermal Consultant is held harmless by the parties to the engagement letter for its conclusions reached pursuant thereto, subject to exceptions for gross negligence and willful misconduct, and that requires the Geothermal Consultant to act objectively, with no bias toward any party. Notwithstanding anything to the contrary set forth in the foregoing, the parties agree and acknowledge that the Lessee shall have the right to (i) withdraw funds from the Well Maintenance
Reserve Account in accordance with Section 5.4 of the Depositary Agreement without regard to the provisions of this Section 5.34 and (ii) make any expenditures necessary in connection with addressing any safety or regulatory issues that

                                       48

require immediate action. The Lessee and the Equity Investor shall promptly provide the Indenture Trustee with a copy of each document delivered under this
Section 5.34.

SECTION 6. COVENANTS OF THE TRUST COMPANY AND THE OWNER LESSOR

     Section 6.1. Compliance with the LLC Agreement. The Trust Company in its capacity as the Owner Manager, hereby covenants and agrees that it will:

               (a) comply with all of the terms of the LLC Agreement applicable to it; and

               (b) not amend, supplement, or otherwise modify Sections 1, 2.5,
5, 8, 9, 10, 12.1, 13, 14, 15.2 and 15.3 of the LLC Agreement without the prior written consent of (i) so long as the Project Lease has not terminated or expired and no Lease Event of Default has occurred and is continuing, the
Lessee, and (ii) so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee.

     Section 6.2. Owner Lessor's Liens. Each of the Trust Company and the Owner
Lessor hereby severally and not jointly covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Owner Lessor's Lien created by or through it or its Affiliates (other than in the case of the Owner
Lessor, the Equity Investor) and will promptly notify the Lessee, the Equity
Investor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee of the imposition of any such Lien of which it has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Owner Lessor's Lien created by or through to it or its Affiliates (other than, in the case of the Owner Lessor, the Equity Investor).

     Section 6.3. Amendments to Operative Documents. Each of the Trust Company
and the Owner Lessor hereby severally and not jointly covenants that it will not unless such action is expressly permitted by the Operative Documents (a) through its own action, terminate any Operative Document to which it is a party, (b)
amend, supplement, waive or modify (or consent to any such amendment, supplement, waiver or modification) of such Operative Documents in any manner or
(c) except as provided in Section 11 hereof or Section 2.10 of the Indenture, take any action to prepay or refund the Notes or amend any of the payment terms of the Notes without, in each case, the prior written consent of (i) so long as the Project Lease has not terminated or expired and no Lease Event of Default shall have occurred and be continuing, the Lessee, or, (ii) in the case of clause (a) or (b), so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee (except with respect to Excepted
Payments). Notwithstanding the foregoing, prior to any assumption of the Notes by the Equity

                                       49

Investor pursuant to Section 11.4, the Owner Lessor will not, so long as no
Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised, exercise its option to repay the
Notes pursuant to Section 2.10 of the Indenture prior to maturity without the consent of the Lessee.

     Section 6.4. Transfer of the Owner Lessor's Leasehold Interest. Other than as contemplated by the Operative Documents, the Owner Lessor covenants that it will not assign, pledge, sell, lease, convey or otherwise transfer any of its then existing right, title or interest in and to the Owner Lessor's Leasehold
Interest, the Lessor Estate, or its rights in the Real Estate Documents or the other Operative Documents without the prior written consent of the Lessee, (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised), the Equity Investor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the
Indenture Trustee. Nothing in this Section 6.4 shall limit the ability of the
Equity Investor to appoint a successor Owner Manager pursuant to Section 12 of the LLC Agreement.

     Section 6.5. Owner Lessor; Lessor Estate. The Owner Manager covenants that it will not voluntarily take any action to subject the Owner Lessor or the
Lessor Estate to the provisions of any applicable bankruptcy or insolvency law
(as now or hereafter in effect).

     Section 6.6. Limitation on Indebtedness and Actions. The Owner Lessor
covenants that it will not incur any Indebtedness or enter into any business or activity except as required or expressly permitted or contemplated by any
Operative Document and the LLC Agreement.

     Section 6.7. Change of Jurisdiction of Organization. The Owner Lessor shall give the Equity Investor, the Lessee and, so long as the Lien of the Indenture has not been fully terminated and fully discharged, the Indenture Trustee not less than 30 days' prior written notice of any change in the jurisdiction of organization of the Owner Lessor from the jurisdiction set forth in Section
3.2(a) and of any change in its name.

     Section 6.8. Approvals in Writing. If and to the extent approval or direction is required at any time from the Owner Lessor under the Operative
Documents or otherwise, the Owner Lessor shall only give such approval or direction in writing.

     Section 6.9. Warranties of the Trust Company. Upon the sale of the Project pursuant to Section 10, 13, 14 or 22 of the Project Lease, the Trust Company
agrees to provide a warranty that the Owner Lessor's Leasehold Interest being transferred by the Owner Lessor is being transferred free and clear of all Owner
Lessor's Liens created by or through the Trust Company and any of its
Affiliates.

                                       50

SECTION 7. COVENANTS OF THE EQUITY INVESTOR

     Section 7.1. Restrictions on Transfer of Member Interest. (a) The Equity
Investor covenants and agrees that during the Project Lease Term it shall not, directly or indirectly, assign, convey or transfer any of its right, title or interest in the Member Interest without the prior written consent of the Lessee
(so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised), and, so long as the Lien of the
Indenture has not been terminated and fully discharged, without the prior written consent of the Indenture Trustee; provided, however, that the Equity
Investor may assign, convey or transfer all (but not less than all) of its interest in the Member Interest without such consent to a Person (the "Equity
Investor Transferee") that shall assume the duties and obligations of the Equity
Investor under the Operative Documents pursuant to a Transfer Agreement substantially in the form of Exhibit F hereto, or otherwise in form and substance reasonably satisfactory to the Lessee (so long as no Lease Event of
Default shall have occurred and be continuing and no dispossessory remedies are being exercised) and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, if the following conditions shall have been satisfied:

                    (i) prior written notice has been delivered to the Lessee
     (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised) and the Indenture
     Trustee in accordance with clause (e) below;

                    (ii) the Lessee (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised), and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee shall have received an opinion of counsel of the Equity Investor Transferee, which opinion is reasonably satisfactory to the Lessee (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised), and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, confirming (A)
     that all regulatory approvals required in connection with such transfer or necessary for the Equity Investor Transferee to assume the Equity
     Investor's obligations under the Operative Documents shall have been obtained, (B) the existence, power and authority of, and due authorization, execution and delivery of all relevant documentation by, the Equity
     Investor Transferee and the Equity Investor Guarantor and (C) that each of the Transfer Agreement and the Equity Investor Guaranty referred to below is the legal, valid, binding and enforceable obligation of the Equity
     Investor Transferee or the Equity Investor Guarantor, as appropriate
     (subject to customary qualifications as to bankruptcy

                                       51

     and equitable principles), and the Indenture Trustee and the Noteholders shall have received a copy of, and be permitted to rely upon, such opinion;

                    (iii) the Equity Investor Transferee shall be a "United
     States Person" within the meaning of section 7701(a)(30) of the Code;

                    (iv) the Equity Investor Transferee shall be Solvent;

                    (v) the Equity Investor Transferee shall be either (A) a
     directly or indirectly wholly-owned Affiliate of the Equity Investor that does not otherwise qualify under clause (B) below, provided that all of the payment and performance obligations of the Equity Investor Transferee under the Operative Documents shall be guaranteed by the Equity Investor
     (pursuant to an Equity Investor Guaranty substantially in the form of
     Exhibit G hereto or otherwise in form and substance reasonably satisfactory to the Lessee (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised) and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee), or (B) a Person that has, or the payment and performance obligations of which with respect to the interest being transferred under the Operative Documents are guaranteed (pursuant to an Equity Investor Guaranty substantially in the form of Exhibit G hereto or otherwise in form and substance reasonably satisfactory to the Lessee
     (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised) and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the
     Indenture Trustee) by an Equity Investor Guarantor that has, a tangible net worth of at least $50,000,000;

                    (vi) such transfer is in compliance with the Securities Act;

                    (vii) (A) with respect to a transfer by the initial Equity
     Investor (or any Affiliate thereof), the Equity Investor Transferee is not itself, nor is any of its Affiliates, a Competitor of the Lessee or an
     Affiliate thereof, (B) neither the Equity Investor Transferee nor any
     Affiliate of the Equity Investor Transferee shall be in material litigation with the Lessee or any Affiliate thereof, and (C) no Noteholder shall be prohibited from transacting business with the Equity Investor Transferee or any Affiliate of the Equity Investor Transferee.

               (b) For purposes of the preceding Section 7.1(a), a "Competitor"
of the Lessee or any Affiliate thereof shall be an entity, or an Affiliate thereof, that is engaged in the generation of geothermal energy, but excluding for this purpose any entity (i) that owns any such generation facility in a passive capacity (such as, e.g., the interests

                                       52

owned by the Owner Lessor or the Equity Investor in the Project), either directly or through a partnership, limited liability company or other investment vehicle, so long as such entity does not have any Affiliates that are engaged in the generation of geothermal energy (unless referred to in clause (ii) hereof)
or (ii) whose ownership of any such generating facility is incidental to its principal line of business.

               (c) Notwithstanding anything to the contrary contained herein, any transfer by the Equity Investor of any portion of the Member Interest shall include a transfer of an interest in any direct or indirect parent of the Equity
Investor up to but excluding the Equity Investor; provided, that, as long as any required Equity Investor Guaranty remains in full force and effect, the transfer restrictions set forth in clause (a)(vii) will not apply to any transfers of an interest in such direct or indirect parent of the Equity Investor to other entities that are at all times wholly owned, directly or indirectly, by a parent of the Equity Investor.

               (d) The Lessee shall not be responsible for any Taxes arising out of or caused by any transfer pursuant to (or in breach of) this Section 7.1 and the Pricing Assumptions shall not be changed as a result of any such transfer.

               (e) The Equity Investor shall give the Owner Lessor, the Lessee
(so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised) and, so long as the Lien of the
Indenture has not been terminated and fully discharged, the Indenture Trustee no more than ninety (90) days' and no less than thirty (30) days' (or fifteen (15)
days' in the case of a transfer to an Affiliate of the Equity Investor) prior written notice of any transfer pursuant to this Section 7.1. Such written notice shall be in the form of a certificate stating the name and address of any proposed Equity Investor Transferee and that the proposed transfer satisfies the requirements of this Section 7.1. If requested by the Equity Investor or the
Indenture Trustee, the Lessee will acknowledge qualifying transfers.

               (f) All reasonable, documented out-of-pocket costs, fees and expenses of the Indenture Trustee, the Noteholders, the Lessee and the Owner
Lessor, including reasonable attorneys' fees and expenses in connection with any such transfer or proposed transfer, including any of the foregoing relating to any amendments to the Operative Documents required in connection therewith, shall be paid by the Equity Investor, without any right of indemnification from the Lessee or any other Person; provided, however, that the Equity Investor shall have no obligation to pay such costs, fees or expenses incurred by the
Lessee as a result of any transfer while a Significant Lease Default or Lease
Event of Default is continuing.

               (g) Upon any such transfer in compliance with this Section 7.1,
(i) such Equity Investor Transferee shall (x) be deemed the "Equity Investor"
for all

                                       53

purposes, and (y) enjoy the rights and privileges and perform the obligations of the Equity Investor hereunder and under the Transfer Agreement, the Equity
Investor Guaranty and each other Operative Document to which the Equity Investor is a party, and each reference in this Agreement, the Transfer Agreement, the
Equity Investor Guaranty and each other Operative Document to the "Equity
Investor" shall thereafter be deemed to include such Equity Investor Transferee for all purposes and (ii) the transferring Equity Investor and the Equity
Investor Guarantor of such transferring Equity Investor's obligations shall be released from all obligations hereunder and under each other Operative Document to which such transferring Equity Investor or its Equity Investor Guarantor is a
party or by which such transferring Equity Investor and its Equity Investor
Guarantor is bound; provided, however, that in no event shall any such transfer waive or release the transferring Equity Investor or its Equity Investor
Guarantor from any liability existing immediately prior to or occurring simultaneously with such transfer, including its obligations referenced in paragraph (f) above.

     Section 7.2. Equity Investor's Liens. The Equity Investor covenants that it will not directly or indirectly create, incur, assume or suffer to exist any
Equity Investor's Lien and the Equity Investor shall promptly notify the Lessee and the Indenture Trustee of the imposition of any such Lien of which the Equity
Investor has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Equity Investor's Lien.

     Section 7.3. Amendments or Revocation of LLC Agreement. Notwithstanding
anything to the contrary contained in the LLC Agreement, the Equity Investor covenants that it will not (a) amend, supplement, or otherwise modify (i) any section of the LLC Agreement if such amendment, supplement or modification would materially adversely affect the Lessee, the Indenture Trustee or the Noteholders or (ii) Sections 1, 2.5, 5, 8, 9, 10, 12.1, 13, 14, 15.2 and 15.3 of the LLC
Agreement (in each case, except for amendments required by the Operative
Documents or by Applicable Laws) without the prior written consent of (x) so long as the Lease has not terminated or expired and no Lease Event of Default has occurred and is continuing, the Lessee, and (y) so long as the Lien of the
Indenture has not been terminated and fully discharged, the Indenture Trustee, or (b) rescind, or otherwise waive compliance with or terminate the LLC
Agreement without the prior written consent of (x) so long as the Lease has not terminated or expired and no Lease Event of Default has occurred and is continuing, the Lessee, and (y) so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee.

     Section 7.4. Bankruptcy Filings. The Equity Investor agrees that it will not file a petition, or join in the filing of a petition, seeking reorganization, arrangement, adjustment or composition of, or in respect of, the
Owner Lessor under the Bankruptcy Code, or any other applicable federal or state law or the law of the District of Columbia.

                                       54

     Section 7.5. Instructions. The Equity Investor agrees that it will not instruct the Owner Lessor to take any action prohibited by this Agreement or any other Operative Document.

     Section 7.6. Appointment of Successor Owner Manager. Notwithstanding any
other provision of this Agreement, a successor Owner Manager shall not be appointed by the Equity Investor without the consent of the Lessee, so long as no Lease Event of Default has occurred and is continuing (such consent not to be unreasonably withheld or delayed) and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee, unless (a) such successor Owner Manager meets the requirements of the LLC Agreement and has a combined capital and surplus or tangible net worth of at least $150,000,000, and
(b) the Lessee (so long as no Lease Event of Default shall have occurred and be continuing and no dispossessory remedies are being exercised), and the Indenture
Trustee, so long as the Lien of the Indenture shall not have been terminated and fully discharged, shall have received at the expense of the Equity Investor (i)
an opinion or opinions of counsel, such counsel and such opinion to be reasonably acceptable to such parties, to the effect that no regulatory consents or approvals are required, or (ii) such other evidence thereof as is reasonably satisfactory to the Lessee, so long as no Lease Event of Default has occurred and is continuing, and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee; provided, however, that if the Trust Company resigns as Owner Manager, is terminated for cause, or shall become incapable of acting as Owner Manager or shall be adjudged a bankrupt or insolvent or a receiver of the Owner Manager or its properties shall be appointed or any public officer shall take charge or control of the Owner
Manager or its property or affairs for the purpose of rehabilitation, conservation or liquidation, the opinion required by clause (c) shall be at the expense of the Lessee.

SECTION 8. COVENANTS OF THE INDENTURE TRUSTEE AND NOTEHOLDERS

               (a) The Indenture Trustee will not directly or indirectly create, incur, assume or suffer to exist any Indenture Trustee's Lien, and will promptly notify the Equity Investor, the Owner Lessor, the Noteholders and the Lessee of
the imposition of any such Lien of which it has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Indenture Trustee's Lien.

               (b) The Indenture Trustee shall, at the written request and expense of the Lessee, execute and deliver to the Lessee and cooperate with the
Lessee to cause to be filed, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by the Indenture on the Indenture Estate as may be supplied to the
Indenture Trustee by the Lessee. The Indenture Trustee

                                       55

shall promptly provide to the Lessee and the Owner Lessor copies of all financing statements caused to be filed by it.

               (c) Each Noteholder hereby severally covenants and agrees that in no event shall such Noteholder transfer any Senior Note (or any beneficial interest in any Senior Note) to the Lessee or knowingly transfer any Senior Note or beneficial interest therein to any Affiliate of the Lessee, in each case without the consent of the Equity Investor.

               (d) Each Noteholder hereby severally covenants and agrees that such Noteholder will not transfer any Senior Note (or any beneficial interest in any Senior Note) it holds, except in compliance with Section 2.8 of the
Indenture.

SECTION 9. INDEMNIFICATION

     Section 9.1. General Indemnity.

               (a) Claims Indemnified. Subject to the exclusions stated in
Section 9.1(b) below, the Lessee hereby indemnifies each Noteholder, the
Indenture Trustee, the Owner Lessor, the Owner Manager, the Trust Company and
the Equity Investor, their respective Affiliates (and the respective agents, employees, servants, directors, members and shareholders of each such Person and, for purposes of Section 9.2, all affiliates and any members of any combined, consolidated and/or unitary return) (each an "Indemnitee")) for, holds each such Indemnitee harmless from, and defends each such Indemnitee against, all Claims that may be imposed on, incurred or suffered by or asserted against such Indemnitee in any way arising out of, in connection with, or relating to, any of the following:

                    (i) the construction, financing (including the offering or sale of the Senior Notes), refinancing, acquisition, operation, use, non-use, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, or other use of the Project, the Project Site, the Geothermal Resource, the Project
     Document Interest or any Component or any portion thereof or any interest therein;

                    (ii) the conduct of the business or affairs of the Lessee;

                    (iii) the manufacture, design, purchase, acceptance,
     rejection, delivery or condition of, or improvement to, the Project, the
     Project Site, any Component or any Modification, or any portion of any thereof or any interest therein;

                                       56

                    (iv) the Project Lease, the Power Plant Sublease, the
     Sublease of Power Plant Sublease, the Sub-Grant of Delivery System Grant of
     Easements or any other Operative Document or the performance or enforcement of any terms thereof;

                    (v) the Environmental Condition of the Project, the Project
     Site or any portion or Component thereof or any Release or threatened
     Release of Hazardous Materials from the Project, the Project Site or any portion or Component thereof or the Master Surface Lease;

                    (vi) the offer, issuance, sale, acquisition or delivery of the Senior Notes or any Additional Senior Notes;

                    (vii) the offer, sale or delivery of all or a portion of the
     Member Interest by the Equity Investor;

                    (viii) the reasonable costs and expenses of each Indemnitee in connection with any amendment, supplement, modification to, or any waiver to the Operative Documents (whether or not actually entered into);

                    (ix) the imposition of any Lien other than, with respect to a particular Indemnitee, a Lien arising by or through such Indemnitee or a
     Related Party (or any of their agents, employees, servants or Affiliates)
     that is prohibited under the terms of the Operative Documents;

                    (x) any violation by, or liability relating to, the Lessee of, or under, any Applicable Law (including Environmental Laws), whether now or hereafter in effect or any action of any Governmental Entity or other Person taken with respect to the Project, the Geothermal Resource or the Project Site, the Operative Documents or the interests of the Indenture
     Trustee, the Noteholders, the Owner Lessor or the Equity Investor under the
     Operative Documents or the presence, or use, storage, transportation, treatment, disposal, generation, manufacture, Release or threatened Release of any Hazardous Materials in, at, under or from the Project or the Project
     Site or any portion or Component thereof;

                    (xi) responding with respect to the Transaction to any
     subpoenas, document requests or other inquiries of Government Authorities relating to any party to the Transaction other than such Indemnitee;

                    (xii) the non-performance or breach by the Lessee or the
     Pledgor of any obligation contained in this Agreement or any other
     Operative Document

                                       57

     or the falsity or inaccuracy of any representation or warranty of the
     Lessee or the Pledgor contained in this Agreement or any other Operative
     Document;

                    (xiii) the continuing fees (if any) and expenses of the
     Owner Manager, the Indenture Trustee, the Noteholders and the Depositary
     Bank (including the reasonable fees and expenses of their respective counsel, accountants and other professional persons) arising out of their acceptance of the Operative Documents and the discharge of their respective duties under or in connection with the Operative Documents; and

                    (xiv) in any other way relating to the Project, the Project
     Site or the Project Document Interest.

               (b) Claims Excluded. Any Claim, to the extent (but only to the extent) (A) attributable to, (B) arising as a result of or (C) such Claim would not have occurred but for, any of the following, is excluded from the Lessee's agreement to indemnify the appropriate Indemnitee under this Section 9.1:

                    (i) acts, omissions or events (including violation of or
     change in law or any change in the Environmental Condition of the Project or the Project Site or any portion or Component thereof, or the use, storage, transportation, treatment or manufacture of any Hazardous Material in, at, under or from the Project or the Project Site) occurring after expiration or early termination of the Project Lease and, where required by the Project Lease, Sublease of Power Plant Sublease or the Sub-Grant of
     Delivery System Grant of Easements, surrender to the Owner Lessor or its successor of the Lessee's interest in the Project in compliance with the provisions of the Project Lease and of the Lessee's subleasehold interest in the Project Site in accordance with the provisions of the Sublease of
     Power Plant Sublease and the Sub-Grant of Delivery System Grant of
     Easements, as the case may be;

                    (ii) with respect to a particular Indemnitee and Related
     Parties, any offer, sale, assignment, transfer or other disposition
     (voluntary or involuntary) by or on behalf of (A) in the case of the Equity
     Investor, the Equity Investor of any of its interest in the Member
     Interest, (B) in the case of the Owner Lessor, if such action is taken at the written direction of the Equity Investor, the Equity Investor and
     Related Parties, the Owner Lessor of all or any of its interest in the
     Owner Lessor's Leasehold Interest, or (C) in the case of the Indenture
     Trustee or the Noteholders of any of their respective interests in the
     Senior Notes, unless in any of the foregoing cases such transfer is required by the terms of the Operative Documents or occurs in connection with the exercise of remedies following the

                                       58

     occurrence and continuance of a Lease Event of Default and no dispossessory remedies are being exercised;

                    (iii) in the case of any Indemnitee, fraud, gross negligence or willful misconduct of such Indemnitee or a Related Party of the
     Indemnitee seeking indemnification;

                    (iv) [Intentionally Omitted];

                    (v) with respect to any Indemnitee, the breach of any
     agreement, covenant, representation or warranty of, such Indemnitee (or a
     Related Party of such Indemnitee) seeking indemnification set forth in the
     Operative Documents unless attributable to a breach by the Lessee of its obligations under the Operative Documents;

                    (vi) any obligation or liability expressly borne, assumed or to be paid in any Operative Document by the Indemnitee (or a Related Party
     of such Indemnitee) seeking indemnification;

                    (vii) with respect to any Indemnitee (other than the
     Indenture Trustee and the Noteholders), any Claim constituting or arising from an Owner Lessor's Lien created by or through such Indemnitee or to a
     Related Party of such Indemnitee (excluding for the purpose of this paragraph the liens created pursuant to the Indenture);

                    (viii) except to make payments on an After-Tax Basis, any
     Claim that is a Tax, or is a cost of contesting a Tax imposed on such
     Indemnitee or an Affiliate thereof, whether or not the Lessee is required to indemnify therefor under Section 9.2 or the Tax Indemnity Agreement;

                    (ix) any failure by the Owner Manager to distribute in
     accordance with the LLC Agreement any amounts received and distributable thereunder;

                    (x) any amendment, supplement, modification or waiver to a
     Financing Document not requested by the Lessee or not required by any
     Financing Document or by Applicable Law, except during and executed in connection with a Lease Event of Default;

                    (xi) any Claim that constitutes principal and/or interest on the Senior Notes; and

                                       59

                    (xii) with respect to the Owner Lessor, the Owner Manager
     and the Equity Investor only, any Claim resulting from any Indenture Event of Default not caused by or attributable to a Lease Event of Default;

provided that the terms "omission," "negligence," "gross negligence" and
"willful misconduct," when applied with respect to the Owner Manager, the Trust
Company, the Equity Investor, the Owner Lessor, the Indenture Trustee, the
Noteholders or any Affiliate of any thereof, shall not include any liability imputed as a matter of law to such Indemnitee solely by reason of any such entity's interest in the Project, the Project Site or the Geothermal Resource or
the Project Document Interest or any such Indemnitee's failure to act in respect of matters which are or were the obligation of the Lessee under this Agreement or any other Operative Document.

               (c) Insured Claims. Subject to the provisions of Section 9.1(e), in the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee, each Indemnitee agrees, unless it and each other Indemnitee shall waive its rights to indemnification (for itself and each Related Party thereto) in a manner reasonably acceptable to the
Lessee, to cooperate, at the sole cost and expense of the Lessee, with insurers in exercise of their rights to investigate, defend or compromise such Claim.

               (d) After-Tax Basis. The Lessee agrees that any payment or indemnity pursuant to this Section 9.1 in respect of any Claim shall be made on an After-Tax Basis to the Indemnitees.

               (e) Claims Procedure. Each Indemnitee shall promptly after such
Indemnitee shall have Actual Knowledge thereof notify the Lessee of any Claim as to which indemnification is sought; provided, that the failure so to notify the
Lessee shall not reduce or affect the Lessee's liability which it may have to such Indemnitee under this Section 9.1, and no payment hereunder by the Lessee to an Indemnitee shall be deemed to constitute a waiver or release of any right or remedy that the Lessee may have against any such Indemnitee for actual damages resulting directly from such failure or delay of such Indemnitee to give the Lessee such notice. Any amount payable to any Indemnitee pursuant to this
Section 9.1 and not being contested by the Lessee pursuant to this Section
9.1(e) shall be paid within thirty (30) days after receipt of such written demand therefor from such Indemnitee, accompanied by a certificate of such
Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Indemnitee is not a party hereto) an agreement to be bound by the terms of this Section 9 as if such Indemnitee were such a party.
The foregoing shall not, however, constitute an obligation to disclose confidential information of any kind without the execution of an appropriate confidentiality agreement. Promptly after the Lessee receives notification of such Claim accompanied by a written statement describing in reasonable detail the

                                       60

Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, the Lessee shall, without affecting its obligations hereunder, notify such Indemnitee whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such
Indemnitee. Any such contest shall be initiated within 30 days after the giving of such notice. The Lessee shall have the right to investigate and so long as no
Significant Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, in its sole discretion, to defend, or, so long as the Lessee has acknowledged in writing its obligation to indemnify such Indemnitee with respect thereto, compromise any Claim for which indemnification is sought under this Section 9.1; provided that no such defense or compromise (i) is reasonably likely to involve any material danger of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Project, the Project Site, the Project Document Interest, the Lessor Estate
or the impairment of the Project or (ii) could result in any criminal liability being incurred by, or could reasonably be expected to have any material adverse effect on, such Indemnitee; provided, further, that no Claim shall be compromised by the Lessee on a basis that admits any criminal violation or gross negligence or willful misconduct on the part of such Indemnitee without the express written consent of such Indemnitee (which consent may be withheld by the
Indemnitee in its sole discretion); and provided, further, that to the extent that other Claims unrelated to the transactions contemplated by the Operative
Documents are part of the same proceeding involving such Claim, the Lessee may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each Indemnitee agrees to use reasonable efforts to obtain such a severance). If the Lessee elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it and reasonably satisfactory to such Indemnitee. Upon the Lessee's election to compromise or defend such asserted liability and notification to such Indemnitee of its intent to do so, such Indemnitee shall cooperate at the Lessee's expense with all reasonable requests of the Lessee in connection therewith and will provide the
Lessee with all information not within the control of the Lessee as is reasonably available to such Indemnitee which the Lessee may reasonably request;
provided, however, that such Indemnitee shall not, unless otherwise required by
Applicable Law, be obligated to disclose to the Lessee or any other Person, or permit the Lessee or any other Person to examine (i) any income tax returns of such Indemnitee or (ii) any confidential information or pricing information not generally accessible by the public possessed by such Indemnitee (and, in the event that any such information is made available, the Lessee shall treat such information as confidential and shall take all actions reasonably requested by such Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where the Lessee, or the insurers under a policy of insurance maintained by the Lessee, undertake the defense of such Indemnitee with respect to a Claim (with counsel reasonably satisfactory to such

                                       61

Indemnitee in the case of the Lessee or its Affiliates and without reservation of rights against such Indemnitee), no additional legal fees or expenses of such
Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of the
Lessee or such insurers. Notwithstanding the foregoing, an Indemnitee may participate at its own expense in any judicial proceeding controlled by the
Lessee pursuant to the preceding provisions, but only to the extent that such party's participation does not in the reasonable opinion of counsel to the
Lessee interfere with such control; provided, however, that such party's participation does not constitute a waiver of the indemnification provided in this Section 9.1; provided further, that if and to the extent that (i) such
Indemnitee is advised by counsel in writing that an actual conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) there is a material risk that such Indemnitee may be indicted or otherwise charged in a criminal complaint and such Indemnitee informs the Lessee that such Indemnitee desires to be represented by separate counsel, such
Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such defense (including the reasonable fees and expenses of such separate counsel) shall be borne by the Lessee. No Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of the Lessee unless (i) the Indemnitee waives its rights to indemnification hereunder or (ii) the Lessee has not acknowledged its indemnity obligation with respect thereto and there is a significant risk that a default judgment will be entered against such Indemnitee. Nothing contained in this Section 9.1(e) shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. The Lessee shall pay all amounts determined to be payable after such contest is completed within 15 days after the completion of such contest.

               (f) Subrogation. To the extent that a Claim indemnified by the
Lessee under this Section 9.1 is in fact paid in full by the Lessee or an insurer under an insurance policy maintained by the Lessee, the Lessee or such insurer shall be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnitee under insurance policies maintained at its own expense or rights of the Owner Manager under the LLC Agreement) with respect to the transaction or event giving rise to such Claim. Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay over to the Lessee the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax saved as a result of the payment under this Section 9.1(f) or (ii) the amount the Lessee or any of its insurers has paid in respect of such Claim (including any Tax gross up amount).

                                       62

               (g) Minimize Claims. The Equity Investor, the Owner Lessor, the
Owner Manager, and each of the other Transaction Parties will, to the extent within their control, use their respective reasonable efforts to minimize Claims relating to them, respectively, and indemnifiable by the Lessee under this
Section 9.1, including by complying with reasonable requests by the Lessee to do or to refrain from doing any act if such compliance is of a purely ministerial nature or, in the good faith opinion of the Equity Investor, the Owner Lessor, the Owner Manager, or such other Transaction Party, as the case may be, otherwise has no material adverse impact on the Equity Investor, the Owner
Lessor, the Owner Manager, or such Transaction Party, as the case may be, or any
Affiliate of any thereof or on the business or operations of any of the foregoing.

     Section 9.2. General Tax Indemnity.

               (a) Indemnity. Except as provided in Section 9.2(b), the Lessee agrees to indemnify on an After-Tax Basis each of the Indemnitees and to hold each Indemnitee harmless from and defend each Indemnitee against all Taxes imposed upon or with respect to or borne by or asserted against any Indemnitee, the Lessee, the Project or the Project Site or any portion or Component or
Modification thereof or any interest therein, or upon any Operative Document or interest therein, or otherwise arising out of, in connection with or relating to, any of the following:

                    (i) the Project, the Project Site, the Lessor Estate or any
     Collateral or any part thereof or interest therein;

                    (ii) the construction, financing, refinancing, acquisition, operation, warranty, ownership, use, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, or other use or non-use of the Project or the Project Site, or any portion or
     Component or Modification thereof or any interest therein;

                    (iii) the conduct of the business or affairs of the Lessee or any other operator at or in connection with the Project or the Project
     Site;

                    (iv) the manufacture, design, purchase, acceptance,
     rejection, delivery or condition of, or improvement of or to the Project or the Project Site, or any portion or Component thereof or Modification thereto, or any interest therein;

                    (v) the Head Lease or the Project Lease, the Sublease of
     Power Plant Sublease or the Sub-Sublease of Power Plant Sublease or any
     other Operative Document, the execution or delivery thereof, or the performance or enforcement of any terms thereof or any Amendment thereto;

                                       63

                    (vi) the payment of Periodic Lease Rent, Renewal Lease Rent,
     Supplemental Lease Rent or any other payment under the Project Lease, the
     Sublease of Power Plant Sublease or the Sub-Sublease of Power Plant
     Sublease; or

                    (vii) otherwise in connection with the transactions
     contemplated by the Operative Documents or any document or instrument in connection with the Project related to any Operative Document or the exercise of rights or remedies under any Operative Document or the enforcement of any Operative Document.

               (b) Excluded Taxes. The indemnity provided for in Section 9.2(a)
shall not extend to any Tax that is attributable to or arises as a result of or is described in any of the following ( "Excluded Taxes"):

                    (i) Taxes imposed by the United States federal government
     (including income and withholding taxes and any future value added, consumption or other Taxes resulting from federal legislation subsequent to the Closing Date), other than Taxes imposed under ERISA or under section
     4975 of the Code;

                    (ii) Taxes imposed by any United States state or local
     government or the District of Columbia or any possession of the United
     States or any taxing authority of or in any thereof on, based on or measured by gross or net income or gross or net receipts or capital or net worth, including Taxes in the nature of capital gain, accumulated earnings, personal holding company, excess profits, succession or estate, minimum, alternative minimum, preference, franchise (including those based on capital or net worth, loans or other investments), conduct of business and other similar taxes (other than Taxes that are, or are in the nature of, sales, use, stamp, license, ad valorem, value added, rental or property
     Taxes, including Hawaii General Excise Taxes), including Hawaii Corporate
     Income and Franchise Taxes;

                    (iii) Taxes other than Taxes imposed by the United States or any United States state or local government or the District of Columbia or any possession of the United States or any taxing authority of or in any thereof ("U.S. Taxes") that would not have been imposed but for the activities of an Indemnitee or any Affiliate thereof in such jurisdiction unrelated to the transactions contemplated by the Operative Documents or any document or instrument related thereto;

                                       64

                    (iv) Taxes other than U.S. Taxes to the extent such non-U.S.
     Taxes are a result of a nexus between the taxing jurisdiction and the
     Indemnitee or an Affiliate that is not attributable to the transactions contemplated by the Operative Documents;

                    (v) Taxes attributable to any period after the expiration or sooner termination of the Project Lease and, if required, surrender of the
     Project to the Owner Lessor or its successor and, as to Taxes in respect of the payment of Rent, the payment of all Rent (or, in the case of the
     Indenture Trustee, after the repayment of the Senior Notes and all other amounts due and owing the Indenture Trustee and the Noteholders) other than, in either case, during the exercise of remedies in connection with a
     Lease Event of Default;

                    (vi) Taxes imposed on an Indemnitee attributable to or that would not have occurred but for the gross negligence or willful misconduct of such Indemnitee or any Affiliate thereof;

                    (vii) Taxes imposed on an Indemnitee attributable to or that would not have occurred but for (A) any act or omission of such Indemnitee or any Affiliate thereof that is expressly prohibited (or, in the case of a failure to act, required to be performed) by the Operative Documents or any document or instrument related thereto, or (B) a breach by such Indemnitee
     (or any Affiliate thereof) of, or the inaccuracy of any of its representations, warranties or covenants under, any Operative Document, unless, in each case, attributable to the breach by the Lessee or any
     Affiliate thereof of its obligations under a Operative Document;

                    (viii) Taxes attributable to or that would not have occurred but for any voluntary transfer by the Indemnitee or any Affiliate thereof
     (or, in the case of the Equity Investor, by the Owner Lessor at the written direction of the Equity Investor) other than a transfer resulting from an exercise by the Lessee of its rights under the Operative Documents; or any involuntary transfer resulting from a bankruptcy of such Indemnitee or any
     Affiliate thereof or a foreclosure by a creditor of such Indemnitee or
     Affiliate thereof which bankruptcy or foreclosure is not attributable to the breach by the Lessee or any Affiliate thereof of its obligations under an Operative Document;

                    (ix) in the case of an Indemnitee that is the Equity
     Investor or an Affiliate thereof, Taxes arising in connection with Equity
     Investor's Liens; or in the case of an Indemnitee that is the Owner Lessor or an Affiliate thereof, Taxes arising in connection with Owner Lessor's
     Liens;

                                       65

                    (x) Hawaii General Excise Taxes imposed on an Indemnitee
     that is a Noteholder or the Indenture Trustee except to the extent such
     Taxes are imposed as the result of a change in Applicable Law after the
     Closing Date;

                    (xi) Taxes properly included in Transaction Costs or Head
     Lease Rent;

                    (xii) Taxes imposed on, based on, or measured by any
     compensation that any Owner Lessor, Indenture Trustee, Depositary Bank or
     Paying Agent receives for its services;

                    (xiii) Taxes imposed on any Indemnitee attributable to or
     that would not have occurred but for the Indemnitee's or any Affiliate's being treated as other than a U.S. Person (as defined in section
     7701(a)(30) of the Code);

                    (xiv) Taxes attributable to or that would not have occurred but for the failure of an Indemnitee or an Affiliate thereof to comply on a timely basis with certification, information, documentation, reporting or other similar requirements concerning taxation, nationality, residence, identity or connection with the jurisdiction or other similar matters, provided, that the foregoing exclusion shall only apply if such Indemnitee or Affiliate is eligible to comply with such requirement and shall have been given timely written notice of such requirement by the Lessee;

                    (xv) Taxes imposed on an Indemnitee to the extent that the
     Indemnitee's or an Affiliate's breach of its contest obligations under
     Section 9.2(d) precludes the Lessee's ability to contest such Taxes, provided that the Lessee shall have the right to bring suit for damages resulting from any such breach;

                    (xvi) Taxes imposed on any Indemnitee attributable to or
     that would not have occurred but for an Amendment to any Operative Document which was not requested by the Lessee unless such Amendment (A) was required by Applicable Law or the Operative Documents, (B) is necessary or appropriate to conform with any Amendment to any Operative Document requested by the Lessee in writing or (C) is made while a Lease Event of
     Default shall have occurred and is continuing;

                    (xvii) Taxes imposed under section 4975 of the Code or under
     ERISA or any comparable law of any Governmental Entity resulting from (A) a breach by such Indemnitee of any representation, warranty or covenant made

                                       66

     hereunder or (B) a violation of Sections 406(b) of ERISA or Section
     4975(c)(1)(E) or (F) of the Code by such Indemnitee; and

                    (xviii) Penalties, additions to Tax or interest imposed on an Indemnitee attributable to such Indemnitee's or any Affiliate's failure to comply with any requirements imposed on it under section 6011, 6111 or
     6112 of the Code or the Treasury Regulations thereunder, unless such failure results from the Lessee's breach of Section 9.2(f)(ii).

          Notwithstanding the foregoing exclusions in this Section 9.2(b), no exclusions shall apply to the determination of amounts needed to make a payment on an After-Tax Basis.

               (c) Payment.

                    (i) No Tax that is being contested in good faith in an
     appropriate proceeding shall be payable while such proceeding is pending or subject to any appeal pending a final judgment, subject to the Equity
     Investor's right to obtain a Tax Advance in accordance with Section
     9.2(d)(iii)(4).

                    (ii) So long as no Lease Event of Default and, in the case of the Noteholders, no Indenture Event of Default, is continuing, each
     Indemnitee will pay to the Lessee, without duplication, up to the amount of the indemnity paid by the Lessee, (1) any refund of amounts with respect to which the Lessee has made a general tax indemnity payment, and (2) any current tax benefit realized by the Indemnitee in connection with the payment under clause (1) and this clause (2) (net of any current Taxes payable by the Indemnitee in respect of such refund). To the extent the aggregate amount computed pursuant to clauses (1) and (2) is in excess of the indemnity previously paid by the Lessee, such excess shall be used as an offset against future general tax indemnity payments, if any, owed by the Lessee to the Indemnitee. Any subsequent loss of any such refund or tax benefit shall be an indemnified Tax hereunder without regard to the exclusions in Section 9.2(b). In calculating tax losses and benefits, each
     Indemnitee shall be presumed to be subject to federal, state and local income tax at the highest marginal tax brackets applicable to the
     Indemnitee, taking into account the deductibility of state and local taxes for federal income tax purposes and the inclusion, if any, for federal income tax purposes, of the refund referred to in clause (1) above.

                    (iii) If, in connection with a refund or credit of all or
     part of any Taxes paid, reimbursed or advanced by the Lessee pursuant to this Section 9.2, an Indemnitee receives an amount representing interest on such refund or credit (or would have received such an amount but for offset by unrelated matters), the

                                       67

     Indemnitee promptly shall pay to the Lessee the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by the Lessee (net of Taxes payable in respect of the receipt or accrual of such interest to the extent the payment of such interest by the
     Indemnitee to the Lessee is not deductible for purposes of such Tax).

                    (iv) Each payment required to be made by the Lessee to an
     Indemnitee pursuant to this Section 9.2 shall be paid either (1) when due directly to the applicable taxing authority, by the Lessee if it is permitted to do so, or (2) where direct payment is not permitted and with respect to gross up amounts, in immediately available funds to such
     Indemnitee by the later of (A) 30 days following the Lessee's receipt of the Indemnitee's written demand for the payment (which demand shall be accompanied by a statement of the Indemnitee describing in reasonable detail the Taxes for which the Indemnitee is demanding indemnity and the computation of such Taxes), (B) in the case of amounts which are being contested pursuant to Section 9.2(d), at the time and in accordance with a final determination of such contest or (C) in the case of any indemnity demand for which the Lessee has requested review and determination pursuant to Section 9.2(c)(v), the completion of such review and determination;
     provided, however, in no event later than the date which is two Business
     Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority (but subject to the Lessee's option under
     Section 9.2(d)(iii)(4) hereof).

                    (v) The Lessee may request in writing that an independent
     public accounting firm (which, in the case of the Noteholders, shall be the regular outside auditing firm used by each Noteholder) selected by the
     Indemnitee and reasonably acceptable to the Lessee review and determine the amount of any indemnity payment by the Lessee to the Indemnitee pursuant to this Section 9.2 (including any tax savings of the Equity Investor associated with any indemnity obligation pursuant to this Section 9.2) or any payment by an Indemnitee to the Lessee pursuant to Section 9.2(c)(ii).
     The Lessee and the Indemnitee shall cooperate with such accounting firm and supply it with all information (other than income tax returns) reasonably necessary for the accounting firm to conduct such review and determination, provided that such accounting firm shall agree in writing in a manner satisfactory to the Indemnitee to maintain the confidentiality of such information. The fees and disbursements of such accounting firm will be paid by the Lessee; provided that such fees and disbursements will be paid by the Indemnitee if the verification results in an adjustment in the
     Lessee's favor of five percent or more of the present value of indemnity payment or payments computed by the Indemnitee (determined using the
     Discount Rate). In the event such accounting firm determines that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations

                                       68

     of the accounting firm shall be final, binding and conclusive upon the
     Lessee and the Indemnitee (absent manifest error). The parties hereto agree that the accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this Section 9.2(c) and that matters of interpretation of this Participation Agreement or any other Operative
     Document or applicable law are not within the scope of the accounting firm's responsibility. Such accounting firm shall be requested to make its determination within 30 days.

                    (vi) If the Lessee has paid an indemnity to an Indemnitee
     pursuant to Section 9.1 or 9.2 (which payment shall include any Tax Advance to the extent applied toward such indemnity), or if the Lessee has paid to an Indemnitee an amount needed to make a payment on an After-Tax Basis, and such Indemnitee realizes (or would have realized had such Indemnitee had sufficient taxable income and tax liability) a reduction in U.S. federal, state or local income taxes (including any offset or refund) ("Tax
     Savings") that it would not have realized but for the relevant indemnified
     Claim or Taxes or payment on an After-Tax Basis, and such Tax Savings shall not previously have been taken into account in computing the amount of the indemnity or payment on an After-Tax Basis to be paid by the Lessee, such
     Indemnitee shall pay the Lessee (i) an amount equal to such Tax Savings and
     (ii) any tax benefit realized by the Indemnitee in connection with the payment under clause (i) and this clause (ii) net of any related tax detriment, provided no Lease Event of Default is continuing. In calculating the amount of any Tax Savings, and in calculating the amount of any tax benefit described in clause (ii) of the preceding sentence, each Indemnitee shall be presumed to be subject to federal, state and local income tax at the highest marginal tax brackets applicable to the Indemnitee, taking into account the deductibility of state and local taxes for federal income tax purposes. Anything in this Section 9.2(c)(vi) to the contrary notwithstanding, such Indemnitee shall not be required to make payments to the Lessee in an amount exceeding the indemnities or After-Tax Basis amounts previously paid by the Lessee to such Indemnitee.

          (d) Contest.

                    (i) If a written claim is made by any taxing authority
     against an Indemnitee or an Affiliate thereof for any Taxes with respect to which the Lessee may be liable for indemnity hereunder (a "Tax Claim"), such Indemnitee shall give the Lessee written notice of such Tax Claim as soon as practicable (and in all events within 30 days), and shall furnish the Lessee with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such Tax Claim, provided that failure so to notify the Lessee shall not relieve the Lessee of any obligation to indemnify the Indemnitee hereunder except

                                       69

     to the extent that such failure precludes the Lessee's ability to conduct a contest of such Taxes (provided further, that the Lessee shall have the right to bring suit for damages resulting from any such failure). Subject to Section 9.2(d)(iii), the Lessee shall be entitled for a period of 30 days from the receipt of such written notice (or such shorter period as is reasonably specified by the lndemnitee if any contest of the Taxes must be commenced prior to the expiration of thirty days) to request in writing that the Indemnitee contest the imposition of such Taxes at the Lessee's sole cost and expense and the Indemnitee shall not pay such Tax within such period. The Indemnitee shall not pay such Tax Claim until at least 30 days after providing the Lessee with such written notice unless (a) the
     Indemnitee is required to do so by law or regulation and (b) in the written notice described above, the Indemnitee has notified the Lessee of such requirement.

                    (ii) Subject to Section 9.2(d)(iii), the Lessee will be
     entitled to contest (acting through counsel selected by the Lessee and reasonably satisfactory to the Indemnitee), and control the contest of, any
     Tax Claim in good faith if (i) the contest of the Tax Claim may be pursued in the name of the Lessee; (ii) such Tax Claim must be pursued in the name of the Indemnitee but may be pursued independently from Tax Claims for which the Lessee is not obligated to indemnify the Indemnitee (with each
     Indemnitee agreeing to cooperate with the Lessee in its reasonable efforts to sever the contest of any indemnified Tax from the contest of the unindemnified Tax, so that the Lessee may control the contest of the indemnified Tax); or (iii) the Indemnitee requests in writing that the
     Lessee control such contest. In the case of all other Tax Claims, the
     Indemnitee shall contest the Tax Claim including seeking judicial review of any adverse administrative determination as requested by the Lessee, and appealing any adverse judicial determination except as otherwise provided in Section 9.2(d)(iii), and the Indemnitee shall control the contest of such Tax Claim in good faith (acting through counsel selected by the
     Indemnitee and reasonably satisfactory to the Lessee).

                    (iii) In the case of any contest pursuant to clause (i) or
     (ii) above, the Lessee shall use reasonable efforts to contest such claim in its own name and the Indemnitee shall use reasonable efforts to allow the Lessee to contest such claim in the name of the Lessee. In the case of a Tax Claim contested by the Lessee in the Lessee's name, the Lessee shall consult in good faith with, and keep reasonably informed, the Indemnitee and its counsel and shall provide the Indemnitee with copies of any documents, reports or claims issued by or sent to the relevant auditing agent or taxing authority, but the decisions regarding what actions to be taken shall be made by the Lessee in its sole judgment. In the case of all other Tax Claims, the Indemnitee shall contest the Tax Claim at the
     Lessee's sole cost and expense if the Lessee shall request the

                                       70

     Tax Claim be contested and the following rules shall apply to such contest:
     (1) the Indemnitee will control the contest (and all decisions with respect to such contest shall be made in its sole judgment exercised in good faith)
     acting through counsel selected by the Indemnitee and reasonably satisfactory to the Lessee; (2) at the Lessee's written request, if payment is made to the applicable tax authority, the Indemnitee shall use all reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings; (3) the Indemnitee conducting such contest shall consult with and keep reasonably informed the Lessee and its designated counsel with respect to such Tax Claim, shall provide the Lessee with copies of any documents, reports or claims issued by or sent to the relevant auditing agent or taxing authority to the extent relating to such
     Tax Claim (provided that the Indemnitee shall have the right to redact items relating to the privileged or unrelated tax matters of the Indemnitee or its Affiliates) and shall consult in good faith with the Lessee regarding any request (a) to resist payment of Taxes if practical and (b)
     not to pay such Tax except under protest if protest is necessary and proper, but the decision regarding what actions to be taken shall be made by the Indemnitee in its sole judgment.

                    (iv) Notwithstanding the foregoing, no contest with respect to a Tax Claim will be required or permitted pursuant to this Section 9.2 and the Lessee shall be required to pay the applicable Taxes without contest unless:

                         (1) no Lease Event of Default has occurred and is
          continuing;

                         (2) there is no material risk of sale, forfeiture or
          loss of, or the creation of a material Lien (other than a Permitted
          Lien) on the Project or any portion or Component or Modification thereof unless the Lessee has posted and maintained a bond or other security (taking into account the amount of the Tax Claim and the likelihood of success of a contest) (which may include Adequate
          Reserves) reasonably satisfactory to the relevant Indemnitee or the
          Taxes shall have been paid as provided in clause (4) below;

                         (3) the contest of such Tax Claim does not involve a
          risk of imposition of any criminal liability on the Indemnitee;

                         (4) if such contest involves payment of the Tax, the
          Lessee either advances to the Indemnitee on an interest-free basis with no after-tax cost to such Indemnitee (a "Tax Advance") or pays, on an After-Tax Basis to such Indemnitee, the amount payable by the
          Lessee pursuant to Section 9.2(a) with respect to such Tax;

                                       71

                         (5) the Lessee shall have agreed to pay and shall pay
          to such Indemnitee on an After-Tax Basis all reasonable out-of-pocket costs and expenses that the Indemnitee may incur in connection with the contest of such Tax Claim (including all reasonable legal, accounting and investigatory fees and disbursements);

                         (6) the amount of the Taxes in controversy, taking into
          account the amount of all similar and logically related Taxes with respect to the transactions contemplated by the Operative Documents that could be raised in any other year (including any future year) not barred by the statute of limitations, exceeds $25,000;

                         (7) the contest would not require the Indemnitee to
          extend the statute of limitations in respect of other Taxes not indemnifiable by the Lessee hereunder;

                         (8) the Indemnitee has been provided at the Lessee's
          expense with an opinion of independent tax counsel selected by the
          Lessee and reasonably acceptable to the Indemnitee to the effect that there is a Reasonable Basis for contesting such Tax Claim;

                         (9) in the case of a judicial appeal, no appeal to the
          U.S. Supreme Court shall be required of the Indemnitee; and

                         (10) in the case of a contest conducted in the name of
          an Indemnitee, the Lessee shall have delivered to the Indemnitee a written acknowledgement of its liability under this Section 9.2 for such Taxes, provided however, that such acknowledgement shall not be required other than to the extent that the basis for the taxing authority's claim is or becomes reasonably clear; provided further, that Lessee shall not be bound by its acknowledgement of liability if the contest is resolved on the basis of a written opinion of the adjudicator that clearly indicates that the basis for the conclusion is one for which the Lessee has no liability under this Section 9.2 with respect to such Tax.

               (e) Settlement. Notwithstanding anything to the contrary
contained in this Section 9.2, the Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle any contest without the consent of the Lessee if such
Indemnitee (i) shall waive its right to indemnity under this Section 9.2 with respect to such Tax Claim (and any Tax Claim with respect to any other taxable year the contest of which is precluded by such waiver) and (ii) shall pay

                                       72

to the Lessee any amount previously paid or advanced by the Lessee pursuant to
Section 9.2 with respect to such Tax Claim other than amounts paid for expenses of the contest.

               (f) Reports.

                    (i) If any report, statement or return is required to be
     filed by an Indemnitee with respect to any Tax that is subject to indemnification under this Section 9.2, the Lessee shall (1) promptly notify the Indemnitee (and the Indemnitee shall promptly notify the Lessee in writing if a Responsible Officer of such Indemnitee is actually aware of the filing, it being understood and agreed that no Indemnitee shall have any obligation to determine whether any filing is necessary) in writing of such requirement and (2) either (x) if permitted by Applicable Law, the
     Lessee shall, at the Lessee's sole cost and expense, prepare such report, statement or return and timely file such report, statement or return with the appropriate taxing authority (except for any such filing that an
     Indemnitee has notified the Lessee in writing that such Indemnitee intends to file) or (y) if the Lessee is not permitted by Applicable Law to file such report, statement or return or if so directed by the Indemnitee, prepare and furnish to such Indemnitee not later than 10 days prior to the date such report, statement or return is required to be filed a proposed form of such report, statement or return for filing by the Indemnitee;
     provided, however, that such Indemnitee shall have furnished the Lessee, at the Lessee's written request and expense, with such information, not within the control of the Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee and is necessary for such filing.

                    (ii) Each Indemnitee and the Lessee will timely provide the other, at the Lessee's expense, with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this Section 9.2(e) or otherwise to comply with any tax reporting or filing requirement in connection with the transactions contemplated by the Operative Documents.

               (g) Non-Parties. If an Indemnitee is not a party to this
Agreement, the Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to the Lessee, to the terms of this Section 9.2 prior to making any payment to such Indemnitee under this Section.

SECTION 10. LESSEE'S RIGHT OF QUIET ENJOYMENT

          Each party to this Agreement acknowledges notice of the Project Lease, the Power Plant Sublease and Sublease of Power Plant Sublease and expressly, severally and as to its own actions only, agrees that, notwithstanding any provision of any other

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Operative Document, so long as no Lease Event of Default shall have occurred and be continuing, it shall not interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Lessee of the Project in accordance with the terms of the Project Lease.

SECTION 11. SUPPLEMENTAL FINANCING; OPTIONAL REFINANCING; ASSUMPTION OF NOTES

     Section 11.1. Financing Modifications. (a) Subject to the satisfaction of the provisions of Section 8 of the Project Lease, upon the written request of the Lessee delivered at least ninety (90) days prior to any proposed financing of the cost of any Modification, the Owner Lessor and the Indenture Trustee
agree, subject to Section 11.1(b), to cooperate with the Lessee to issue
Additional Senior Notes under the Indenture that will rank pari passu with the
Senior Notes and/or any Additional Senior Notes then outstanding as to the
Indenture Estate to finance such Modifications; provided, however, that the
Equity Investor shall have been given the opportunity, but shall have no obligation, to provide all or part of the funds required to finance the cost of any such Modification by making an Additional Equity Investment in such amount, if any, as it may determine in its sole and absolute discretion, but the Lessee shall have no obligation to accept such Additional Equity Investment. In connection with any such financing, the Owner Lessor and the Indenture Trustee will execute and deliver one or more supplements to the Indenture for the purpose of subjecting any such Modifications to the Lien of the Indenture; and
the Lessee and the Owner Lessor will execute and deliver an amendment to the
Project Lease to reflect the adjustments required by clause (b)(iii) below.

               (b) The obligations of the Owner Manager and the Indenture
Trustee to cooperate in the issuance of Additional Senior Notes pursuant to
Section 11.1(a) (any financing of Modifications through the issuance of such
Additional Senior Notes under the Indenture being called a "Supplemental
Financing") is subject to the conditions set forth in Section 2.12 of the
Indenture and to the following additional conditions:

                    (i) except with respect to Required Modifications, there
     shall be no more than one such financing in any calendar year;

                    (ii) the Additional Senior Notes (A) shall have a final
     maturity no later than the then-existing Lease Debt, and (B) will be fully repaid out of Periodic Lease Rent, as adjusted in accordance with clause
     (iii) below, pursuant to the Project Lease;

                    (iii) appropriate increases to Periodic Lease Rent and
     Termination Value (for incremental debt service associated with any
     Additional

                                       74

     Senior Notes) shall be made to provide for the payment of the Additional
     Senior Notes and to protect the Equity Investor's Net Economic Return;

                    (iv) no Lease Default or Lease Event of Default shall have occurred and be continuing unless the Modifications to be constructed with the proceeds of the Additional Senior Notes shall cure such default, and such Modifications shall be made in compliance with the Operative
     Documents;

                    (v) such Additional Senior Notes represent an aggregate
     amount of not less than $5,000,000, nor greater than 100% of the costs of the Modifications being financed; provided that the aggregate balance of the Lease Debt (after taking into account the Additional Senior Notes)
     shall not exceed 65% of the fair market value of the Project taking into account such Modifications (such fair market value shall, at the request of the Equity Investor or the Indenture Trustee, be determined by an appraiser selected by the Lessee, at the cost of the Lessee, and reasonably acceptable to the Equity Investor) and the Indenture Trustee;

                    (vi) the Equity Investor shall have received (A) an opinion of independent tax counsel selected by the Equity Investor and reasonably satisfactory to the Lessee to the effect that such financing will create no incremental tax risk to the Equity Investor, and (B) an indemnity, with verification, tax savings and contest rights provisions substantially the same as those set forth in the Tax Indemnity Agreement, against any incremental tax risks resulting from such financing in form and substance reasonably satisfactory to the Equity Investor from the Lessee;

                    (vii) the Lessee shall have made or delivered such
     representations, warranties, covenants, opinions, reports or certificates relating to such Supplemental Financing as the Equity Investor or the
     Indenture Trustee may reasonably request;

                    (viii) the Equity Investor shall not suffer any material
     adverse accounting effect under GAAP as a result of such Supplemental
     Financing; and

                    (ix) the Lease Rent Coverage Ratio for both of the
     immediately preceding two semiannual periods was greater than or equal to
     1.20 to 1.00 and the Projected Lease Rent Coverage Ratio for each semiannual period occurring while such Additional Senior Notes are outstanding is reasonably estimated (on a basis consistent with estimates used in connection with preparing the Projections at closing) to be greater than or equal to 1.20 to 1.00, as certified by the Lessee in an Officer's
     Certificate delivered to the Equity Investor, the Owner Lessor, and

                                       75

     the Indenture Trustee and confirmed by the Engineering Consultant in the form attached hereto as Exhibit E.

               (c) The Lessee shall pay, on an After-Tax Basis, all reasonable out-of-pocket costs and expenses of the Transaction Parties, including the reasonable fees and expenses of counsel to the Equity Investor, the Owner
Lessor, the Equity Investor, the Owner Manager, the Indenture Trustee and the
Noteholders, in each case to the extent incurred in connection with any financing pursuant to this Section 11.1.

     Section 11.2. Well Improvements.

               (a) Subject to the satisfaction of the conditions set forth in
Section 11.2(c) hereof on December 30, 2005, (i) the amounts on deposit in the
Capex Account (Debt) shall be released to or at the direction of the Owner
Lessor in accordance with Section 5.11 of the Depositary Agreement, subject to the conditions of such release set forth therein and (ii) the Equity Investor shall provide an Additional Equity Investment in an amount equal to the difference between (A) the fair market value of the Project as set forth in the appraisal delivered pursuant to Section 11.2(c)(v) hereof and (B) the Equity
Investment plus the principal amount of the Notes issued on the Closing Date
(the aggregate of the amounts in clauses (i) and (ii), the "Additional Head
Lease Rent").

               (b) Subject to the receipt of the amounts in Section 11.1(a) and the satisfaction of the conditions set forth in Section 11.2(c) hereof, upon the delivery by the Lessee of the Completion Notice, the Owner Lessor shall be obligated to pay the Additional Head Lease Rent to the Lessee in accordance with
Head Lease Supplement No. 2.

               (c) The obligations of the Equity Investor, Owner Lessor and the
Depositary Bank pursuant to Sections 11.1(a) and (b) are subject to the following conditions:

                    (i) each Financing Party shall have received the Completion
     Notice in the form attached hereto as Exhibit H and certified by the
     Geothermal Consultant and the Engineering Consultant;

                    (ii) (x) (A) Head Lease Supplement No. 2 (superseding Head
     Lease Supplement No. 1), (B) Project Lease Supplement No. 2 (superseding
     Project Lease Supplement No. 1) and (C) a supplement to the Indenture in accordance with Section 2.16 of the Indenture, in each case shall have been duly authorized by the parties thereto, shall have been duly executed and delivered by the parties thereto, and shall each be in full force and effect, and executed counterparts thereof shall have been delivered to each of the parties hereto;

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                         (y) the Periodic Lease Rent, Termination Value, EBO
     Price and FPPO Price shall be adjusted to reflect the fair market value of the Project, as set forth in the appraisal delivered pursuant to Section
     11.2(c)(v) hereof and otherwise in accordance with Section 3.4 of the
     Project Lease;

                    (iii) financing statements, instruments (including
     recordation memoranda) and other documents with respect to the filings and recordings in form and substance reasonably satisfactory to the Indenture
     Trustee, the Initial Noteholders and the Equity Investor and all such filings and recordings and all other filings and recordings and other actions (including the Owner Lessor and/or the Indenture Trustee taking possession or control of such collateral in which a security interest may be perfected by possession or control) that are necessary in order to establish, protect, preserve and perfect the Lien of the Indenture Trustee on, and perfected security interest in, all right, title, estate and interest of the Owner Lessor in and to the Well Improvements, prior and superior to all other Liens, existing or future (other than any future lien which by statute would have priority), in each case, shall have been duly executed (if required to be executed by the Lessee or the Owner Lessor, if applicable, by Applicable Law) and delivered to the Indenture Trustee or its designee in proper form for filing, registration or recordation, and all fees, taxes and other charges relating to such filings and recordings and other actions, shall have been paid (or provision thereof shall be made) by the Lessee or the Owner Lessor;

                    (iv) each of the parties hereto shall have received (A) an opinion or opinions, dated the date of the Head Lease Supplement No. 2, of
     (1) Chadbourne & Parke LLP, special counsel to the Lessee, (2) Carlsmith
     Ball LLP, Hawaii counsel to the Lessee, (3) Morris, James, Hitchens &
     Williams LLP, counsel to Owner Lessor, the Trust Company, and the Owner
     Manager and (4) Kathleen C. Johnson, Attorney at Law, counsel to the
     Indenture Trustee, in each case, addressed to such Persons and in form and substance satisfactory to such Persons, as to the authorization, validity and enforceability of, the supplements to the Head Lease, Project Lease and
     Indenture and the valid creation and perfection of a Lien over the Well
     Improvements under the Indenture, and (B) Officer's Certificates from the
     Lessee, the Owner Lessor, the Indenture Trustee and the Equity Investor,
     relating to such matters as counsel for such parties may reasonably request in connection with the delivery of their opinions required under clause (A)
     above; and

                    (v) (A) the Equity Investor shall have received an appraisal from the Appraiser with regard to the Project addressed to the Equity
     Investor and which appraisal shall (i) be based upon the assumptions attached hereto as Exhibit I, (ii) set forth the fair market value of the
     Project and (iii) be otherwise in form

                                       77

     and substance satisfactory to the Equity Investor, and (B) the Lessee and the Initial Noteholders shall have received a letter from the Appraiser with regard to the fair market value and the remaining useful life of the
     Project dated as of the date of Head Lease Supplement No. 2.

               (d) The Lessee shall pay, on an After-Tax Basis, all reasonable out-of-pocket costs and expenses of the Transaction Parties, including the reasonable fees and expenses of counsel to the Equity Investor, the Owner
Lessor, the Equity Investor, the Owner Manager, the Indenture Trustee and the
Noteholders, in each case to the extent incurred in connection with the matters contemplated by this Section 11.2.

               (e) In the event the conditions set forth in Section 11.2(c) are not satisfied on December 30, 2005 (or such later date as the Equity Investor, the Lessee and the Indenture Trustee may agree), the Equity Investor shall have no obligation to contribute the Additional Equity Investment to the Owner Lessor
pursuant to Section 11.2(a), the Lessee shall pay to the Indenture Trustee an amount equal to the excess, if any, of the Debt Payment Amount over the amount then in the Capex Account (Debt) in accordance with Section 5.11 of the
Depositary Agreement, and the Depositary Bank shall apply the amount on deposit in the Capex Account (Debt) in accordance with Section 5.11(b) of the Depositary
Agreement.

     Section 11.3. Optional Refinancing of Lease Debt. (a) The Lessee will have the right at any time, exercisable on no more than two occasions, to request the
Owner Lessor, and the Owner Lessor in such event shall reasonably consider, and shall not unreasonably refuse, to refund or refinance any Senior Note or any
Additional Senior Note, in whole, through the issuance of Additional Senior
Notes directly to the public provided that the public offering materials shall not identify the Equity Investor, to the Noteholders or to such other funding vehicle as may be used at that time. Any refinancing under this Section 11.3 shall be subject to the conditions to the issuance of Additional Senior Notes contained in Section 2.12 of the Indenture, including payment of any Make Whole
Premium payable in connection therewith, which shall be paid by the Lessee as
Supplemental Rent in accordance with the Project Lease and the other Operative
Documents on an After-Tax Basis to the Owner Lessor and the Equity Investor, and
satisfaction of the following additional conditions:

                    (i) the Owner Lessor shall be able to issue and sell such
     debt upon terms and conditions substantially the same as those then existing, or on such modified terms and conditions as may be reasonably acceptable to the Equity Investor, and in an amount adequate to accomplish such refunding or refinancing;

                                       78

                    (ii) the Additional Senior Notes shall have a final maturity and average life no later than that of the Senior Notes issued on the
     Closing Date and will be fully repaid out of Periodic Lease Rent during the
     Project Lease Term;

                    (iii) Periodic Lease Rent and Termination Value shall be
     changed to reflect the change in the interest rate;

                    (iv) no Significant Lease Default or Lease Event of Default
     shall have occurred and be continuing;

                    (v) the Equity Investor shall receive (A) a favorable legal opinion of independent tax counsel selected by the Equity Investor and reasonably satisfactory to the Lessee that the refinancing, including any payments to be made in connection therewith (as opposed to the right to request such refinancing), will not result in any incremental tax risk to the Equity Investor and (B) an indemnity, with verification, tax savings and contest rights provisions substantially the same as those set forth in the Tax Indemnity Agreement, against any incremental tax risks resulting from such refinancing in form and substance reasonably satisfactory to the
     Equity Investor from the Lessee;

                    (vi) the Equity Investor shall not suffer any adverse
     accounting effects under GAAP;

                    (vii) the refinancing, when taken as a whole, shall not have resulted in any other material adverse effect on the Owner Lessor and the
     Equity Investor, taken as a whole;

                    (viii) the Lessee shall have made or delivered such
     representations, warranties, opinions or certificates as the Equity
     Investor may reasonably request;

                    (ix) all documentation in connection with such refinancing shall be reasonably satisfactory to the Owner Lessor and the Equity
     Investor;

                    (x) all necessary authorizations, approvals and consents in connection with such refinancing shall have been obtained from each Person whose authorization, approval or consent is necessary to consummate such refinancing with respect to the Lessee, the Owner Lessor, the Equity
     Investor, the Equity Investor and the Indenture Trustee, and such authorizations, approvals and consents shall be in full force and effect on the closing date of such refinancing; and

                                       79

                    (xi) each of the Owner Lessor, the Equity Investor and the
     Indenture Trustee shall have received from the Lessee an Officer's
     Certificate dated the date of the issuance of the Additional Senior Notes stating that all conditions precedent to the issuance of such Additional
     Senior Notes have been satisfied or waived.

               (b) The Lessee shall pay (or shall arrange for payment thereof to be made from the proceeds of the financing contemplated by this Section 11.3), on an After-Tax Basis, all reasonable out-of-pocket costs and expenses of the
Transaction Parties, including the reasonable fees and expenses of counsel to the Equity Investor, the Owner Lessor, the Equity Investor, the Owner Manager,
the Indenture Trustee and the Noteholders, in each case to the extent incurred in connection with any financing pursuant to this Section 11.3.

     Section 11.4. Cooperation. The Equity Investor and the Lessee will cooperate in connection with any refinancing of the Lease Debt, and so long as such refinancing is in accordance with the terms of the Operative Documents, the
Equity Investor will execute such agreements and documents as may be necessary with respect to any such refinancing and will instruct the Owner Lessor to act accordingly.

     Section 11.5. Assumption of Senior Notes. Upon the occurrence and during the continuance of an Indenture Event of Default resulting from a Lease Event of
Default (but in any event prior to the consummation of any sale by the Indenture
Trustee of all or any portion of the Indenture Estate), the Equity Investor shall have the right (but not the obligation) to assume, on a recourse basis as joint obligor, all but not less than all of the obligations of the Owner Lessor then outstanding under the Senior Notes by providing written notice thereof to the Indenture Trustee, subject to the satisfaction of the following conditions:

                    (i) no Indenture Event of Default, nor any event that with the passage of time or the giving of notice or both would become a
     Indenture Event of Default, shall then exist other than such resulting from a then existing Lease Event of Default or any event that with the passage of time or the giving of notice or both would become a Lease Event of
     Default;

                    (ii) the Equity Investor shall become jointly and severally liable for all of the obligations of the Owner Lessor under the Senior
     Notes (including any Make Whole Premium that may become payable under the
     Lease Indenture after the assumption of the Senior Notes) and all such obligations shall become direct, primary, recourse obligations of the
     Equity Investor pursuant to an assumption agreement (which assumption agreement may be combined with the amendment of the Indenture in order to effectuate the assumption by the Equity

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     Investor, on a joint and several basis, of the obligations and liabilities of the Owner Lessor under the Senior Notes) which, among other things, (1)
     shall contain representations, warranties, covenants and defaults substantially the same as the representations, warranties, covenants and defaults (other than with respect to the payment of Rent) of the Lessee under the Project Lease and this Participation Agreement and (2) shall contain appropriate amendments to the provisions of the Indenture in order to (A) release the Project Lease from the Indenture Estate, (B) remove any cross-default to the Project Lease under the Indenture, (C) terminate all of the Indenture Trustee's rights in respect of the Project Lease, and (D)
     include the defaults referenced in clause (1) above, including applicable grace periods, as Indenture Events of Default under the Indenture;

                    (iii) after giving effect to such assumption and such
     amendment to the Indenture, the Lien of the Indenture shall be and remain a valid and first priority perfected security interest in the Indenture
     Estate securing the obligations of the Equity Investor and the Owner Lessor under the Senior Notes and the Equity Investor's obligations under such assumption agreement (as set forth in the opinion delivered pursuant to clause (v) below);

                    (iv) the Indenture Trustee shall have received one or more opinion(s) of counsel (which shall contain customary qualifications), which opinion(s) and counsel shall be reasonably satisfactory to each of them and their respective counsel, to the effect that (a) such assumption agreement has been duly authorized, executed and delivered on behalf of the Equity
     Investor, (b) such assumption agreement, the amended Indenture and the
     Senior Notes constitute legal, valid and binding obligations of the Equity
     Investor, enforceable against it in accordance with their respective terms
     (subject to customary bankruptcy and equitable qualifications) and (c) all
     Governmental Approvals and filings required in connection with such assumption have been obtained, and such opinion(s) shall address such other issues as the Indenture Trustee shall reasonably request, subject, in the case of the enforceability opinions to be rendered pursuant to clause (b), to the limitation that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

                    (v) the Equity Investor shall have paid all amounts then due and owing (including overdue interest) under the Senior Notes (other than principal thereof then due and owing as a result of any acceleration of the
     Senior Notes);

                                       81

                    (vi) after giving effect to such assumption (and the payment in clause (vi) above), no Indenture Event of Default shall have occurred and be continuing;

                    (vii) either (i) the Indenture Trustee receives an opinion of counsel of a nationally-recognized law firm in form and substance reasonably satisfactory to the Indenture Trustee stating that the
     Noteholders will not recognize income, gain or loss for U.S. federal tax purposes as a result of the assumption, or (ii) the Equity Investor shall indemnify the Noteholders against any potential adverse tax effect as a result of such assumption in form and substance reasonably acceptable to the Indenture Trustee;

                    (viii) the Indenture Trustee shall have received a
     certificate of a Responsible Officer of the Equity Investor containing representations and warranties of the Equity Investor substantially similar to those given by the Lessee hereunder and reasonably satisfactory to the
     Indenture Trustee. Such certificate shall also state that (A) the conditions precedent required by this Participation Agreement for such assumption have been complied with (assuming that all documents, opinions and other matters which must be acceptable or reasonably acceptable to a receiving party are so acceptable to such party), (B) there is no pending or, to the knowledge of the Equity Investor, threatened, action, suit, investigation or proceeding against the Equity Investor that questions the validity of any documentation related to such assumption, the Senior Notes and the Indenture (each, an "Assumption Document") or the assumption contemplated thereby or which, if adversely determined, would have a material adverse effect on the ability of the Equity Investor to perform its obligations under any Assumption Document and (C) after giving effect to the assumption by the Equity Investor, (1) each representation and warranty of the Equity Investor made pursuant to the Assumption Documents is true and correct in all material respects and (2) the Equity Investor is not insolvent within the meaning of any applicable preferential transfer, fraudulent conveyance or bankruptcy law; and

                    (ix) the Equity Investor shall have paid, at no after-tax
     cost to such parties, all reasonable documented out-of-pocket expenses
     (including reasonable attorney's fees and expenses) of the Owner Lessor, the Owner Manager and the Indenture Trustee in connection with such assumption and other transactions referred to in this Section 11.5.

     Notwithstanding the foregoing, the Equity Investor shall not have the right to assume the Senior Notes if the aggregate principal amount of Senior Notes which have been issued pursuant to the Indenture is more than $45,000,000.

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               (b) The rights of the Equity Investor under this Section 11.5 shall not be deemed to limit in any respect the Indenture Trustee's rights and remedies under the Indenture upon the occurrence of a Indenture Event of
Default; provided that upon the foregoing conditions being satisfied prior to the consummation of any sale by the Indenture Trustee of all or any portion of the Indenture Estate, all Indenture Events of Default arising from Lease Events of Default shall be deemed cured and the Lien of the Indenture shall be terminated solely with respect to the Owner Lessor's right, title and interest to the Project Lease (and all Rent thereunder) and the Equity Investor and the
Owner Lessor (to the exclusion of the Indenture Trustee) may exercise all rights of the Owner Lessor under the Project Lease.

SECTION 12. MISCELLANEOUS

     Section 12.1. Consents. The Equity Investor covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the
Owner Lessor under the terms of the Operative Documents that by its terms is not to be unreasonably withheld by the Owner Lessor.

     Section 12.2. Bankruptcy of Lessor Estate. If (i) all or any part of the
Lessor Estate becomes the property of a debtor subject to the provisions of
Title 11 of the United States Code, as amended from time to time, (ii) pursuant to such reorganization provisions the Equity Investor is required, by reason of the Equity Investor being held to have recourse liability to the debtor or the trustee of the debtor directly or indirectly, to make payment on account of any amount payable as principal or interest on the Senior Notes, and (iii) the
Indenture Trustee actually receives any Excess Amount, as defined below, which reflects any payment by the Equity Investor on account of clause (ii) above, the
Indenture Trustee shall, upon obtaining Actual Knowledge thereof or upon written request of the Equity Investor, promptly refund to the Equity Investor such
Excess Amount. For purposes of this Section 12.2, "Excess Amount" means the amount by which such payment exceeds the amount that would have been received by the Indenture Trustee if the Equity Investor had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this
Section 12.2 shall prevent the Indenture Trustee from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Equity Investor as contemplated by this Participation Agreement (other than those referred to in clause (ii) above).

          The Indenture Trustee agrees that should the Lessor Estate become a debtor subject to the provisions of the Bankruptcy Code, it shall, upon the written request of the Equity Investor, and provided that the making of the election hereinafter referred to is permitted to be made by it under Applicable
Law and will not have any adverse impact on any Noteholder or the Indenture
Estate, all as determined by the Equity Investor or the Indenture Trustee, other than as contemplated by the preceding paragraph, make the

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election referred to in Section 111 1(b)(1)(A)(i) of the Bankruptcy Code or any
successor provision if, in the absence of such election, the Indenture Trustee would have recourse against the Equity Investor for the payment of the indebtedness represented by the Senior Notes in circumstances in which such
Noteholders or the Indenture Trustee would not have recourse under the Indenture if the Lessor Estate had not become a debtor under the Bankruptcy Code.

     Section 12.3. Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 12.4. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses
(a) and (b) above, in each case addressed to such party and copy party at its address set forth below or in the case of any such party or copy party hereto, at such other address as such party or copy party may from time to time designate by written notice to the other parties hereto:

          If to the Lessee:

               Puna Geothermal Venture
               c/o Ormat Nevada Inc.
               980 Greg Street
               Sparks, Nevada 89431
               Attention: President
               Telephone No.: (775) 356-9029
               Facsimile No.: (775) 356-9039

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          If to the Owner Lessor:

               c/o Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, DE 19890-0001
               Attention: Corporate Trust Administration
               Telephone No.: 302-636-6000
               Facsimile No.: 302-636-4140

               with a copy to:

               Southern Company
               270 Peachtree Street NW
               Atlanta, GA 30303
               Attn: Mr. Chris Kysar
               Director, Finance and Capital Markets
               Telephone No.: (404) 506-5162
               Facsimile No.: (404) 506-0708

          If to the Owner Manager or the Trust Company:

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, DE 19890-0001
               Attention: Corporate Trust Administration
               Telephone No.: 302-636-6000
               Facsimile No.: 302-636-4140

          If to the Equity Investor:

               c/o Southern Company
               270 Peachtree Street NW
               Atlanta, GA 30303
               Attn: Mr. Chris Kysar
               Director, Finance and Capital Markets
               Telephone No.: (404) 506-5162
               Facsimile No.: (404) 506-0708

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          If to the Indenture Trustee:

               Union Bank of California, N.A.
               475 Sansome Street, 12th Floor
               San Francisco, CA 94111
               Attention: Corporate Trust Department
               Telephone No.: (415) 296-6754
               Facsimile No.: (415) 296-6757

A copy of all notices provided for herein shall be sent by the party giving such notice to each of the other parties hereto.

     Section 12.5. Survival. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby and in the other Operative Documents regardless of any investigation made by any such party or on behalf of any such party. In addition, the indemnification obligations by the Lessee under Section 9.1 and Section 9.2 of this Agreement shall, subject to Section 9.1(b) and Section 9.2(b), respectively, expressly survive the expiration or early termination (in either case, for whatever reason) of the Project Lease or the transfer or other disposition of the respective interests of the Equity Investor, the Owner
Lessor, the Trust Company, the Owner Manager, the Indenture Trustee and the
Noteholders in, to and under this Agreement, the Project Lease and the other
Operative Documents. Upon expiration or early termination of the Project Lease
(other than in connection with an assumption by the Lessee of the Notes), the covenants of the Lessee in Section 5 shall terminate.

     Section 12.6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Equity
Investor's Member Interest permitted under Section 7.1. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

     Section 12.7. Governing Law. This Agreement has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the law of the State of New York including all matters of construction, validity and performance.

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     Section 12.8. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 12.9. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Lessee, the Indenture Trustee and the Equity Investor.

     Section 12.10. Headings and Table of Contents. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 12.11. Limitation of Liability.

               (a) No party to this Agreement shall have any obligation or duty to the other parties with respect to the transactions contemplated hereby except those obligations or duties expressly set forth in this Agreement and the other
Operative Documents to which it is a party, and none of the Trust Company or the
Indenture Trustee shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder or thereunder. In addition, under no circumstances whatsoever shall the Equity Investor be liable to the
Lessee or any other Person in connection with the transactions contemplated hereby for any action or inaction on the part of any other party hereto, including the Owner Lessor or the Owner Manager, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Lessor or the Owner Manager, unless such action or inaction is at the written direction or with the written consent of the Equity Investor.

               (b) The Trust Company is entering into the Operative Documents to which it is a party solely as manager under the LLC Agreement and not in its individual capacity, except as expressly provided herein or therein, and in no case whatsoever shall the Trust Company be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Owner Lessor hereunder or under any other
Operative Document, as to all of which the other parties hereto agree to look solely to the Lessor Estate; provided, however, that the Trust Company shall be liable hereunder for its own gross negligence or willful misconduct or for a breach of its representations, warranties and covenants made in its individual capacity.

                                       87

               (c) The Indenture Trustee is entering into the Operative
Documents to which it is a party solely as trustee under the Indenture, and not in its individual capacity, and in no case whatsoever shall the Indenture
Trustee be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Owner
Lessor hereunder or under any other Operative Document, as to all of which the other parties hereto agree to look solely to the Indenture Estate and the Lessor
Estate, respectively; provided, however, that the Indenture Trustee shall be liable hereunder for its own negligence or willful misconduct.

               (d) Notwithstanding anything contained herein to the contrary, the right of the Indenture Trustee to perform any discretionary act enumerated herein or in any other Operative Document to which it is a party (including the right to consent to or approve of any action or document which requires its consent or approval and the right to waive any provision of, or consent to any change or amendment to, any of the Operative Documents) shall not be construed as giving rise to any expressed or implied duty owed by such trustee, and the
Indenture Trustee shall not be answerable in connection with any of the foregoing for, or have any liability whatsoever as a result of, (i) its refusal to perform, consent or approve of such discretionary acts without the prior consent or direction of the applicable percentage of the Noteholders that would be required if such consent or direction was obtained under the Indenture, or
(ii) its performance of any such discretionary act (except for any negligence or willful misconduct in the performance of such acts). In connection with any such discretionary acts, the Indenture Trustee may in its sole discretion (but shall not, except as otherwise provided in the Indenture or as otherwise required by
Applicable Law, have any obligation to) request the approval of the Noteholders, and each of the Noteholders may in its sole discretion (but shall not, except as otherwise provided in the Operative Documents to which it is a party or as otherwise required by Applicable Law, have any obligation to) request the approval of the Noteholders.

               (e) The Equity Investor will give the Lessee and the Indenture
Trustee at least 15 days' prior notice of any proposed amendment or supplement to Sections 2, 5.2, 6, 7, 8, 9, 10, 12, 13, 14 and 15 of the LLC Agreement and
deliver true, complete and fully executed copies to the Lessee and the Indenture
Trustee of any amendment or supplement to such Sections of the LLC Agreement. No amendment or supplement to the LLC Agreement that could materially adversely affect the interests of the Indenture Trustee shall become effective without the written consent of the Indenture Trustee.

               (f) None of the Trust Company, the Owner Manager, the Equity
Investor, the Equity Investor or the Indenture Trustee, or any Affiliates
thereof (other than the Owner Lessor), will be personally liable to any holder of a Senior Note or in the case of the Owner Manager or the Equity Investor, to the Indenture Trustee, for any amounts payable with respect to the Senior Notes.
All payments of principal of, premium,

                                       88

if any, and interest on, the Senior Notes (other than payments made in connection with an optional redemption or purchase by the Owner Lessor or Equity
Investor and except as provided in Section 11.5) will be made only from the
Indenture Estate or the income and proceeds received by the Indenture Trustee therefrom (including Periodic Lease Rent payable by the Lessee pursuant to the
Project Lease).

     Section 12.12. Consent to Jurisdiction; Waiver of Trial by Jury; Process
Agent.

               (a) Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New
York County (without prejudice to the right of any party to remove to the United
States District Court for the Southern District of New York) and to the
nonexclusive jurisdiction of the United States District Court for the Southern
District of New York (and any court of appeals from either thereof) for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all
Claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

               (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE
PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN
ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE
OTHER OPERATIVE DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OF THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY OF THE PARTIES HERETO
OR THEIR SUCCESSORS OR ASSIGNS.

     Section 12.13. Consent to Security Filings. Pursuant to Applicable Law,
each of the Lessee and the Owner Lessor authorizes the Indenture Trustee to file or record, or cause to be filed or recorded, financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Lessee or the Owner Lessor in such form and in such offices as appropriate in order to carry out the intent and purpose of the
Operative Documents and to establish and protect the rights and remedies created or intended to be created in favor of the Indenture Trustee

                                       89

thereunder. The Indenture Trustee shall promptly deliver, or cause to be delivered, to the Lessee copies of any such statements or amendments.

     Section 12.14. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Participation Agreement and the other
Operative Documents.

     Section 12.15. Effectiveness. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall become effective on May 19, 2005, the date of execution and delivery by each of the parties hereto.

     Section 12.16. Confidentiality. Each of the Owner Lessor, the Owner
Manager, the Equity Investor, the Indenture Trustee and the Noteholders agrees to maintain the confidential nature of, and shall not use or disclose the
Lessee's financial information or confidential information identified by the
Lessee as such (other than pursuant to a confidentiality agreement substantially similar to the terms of this Section 12.16) without first obtaining the Lessee's prior written consent; provided, that nothing in this Section 12.16 shall require the Owner Lessor, the Owner Manager, the Equity Investor, the Indenture
Trustee or the Noteholders to obtain any consent of the Lessee in connection with and the Lessee hereby authorizes the Owner Lessor, the Owner Manager, the
Equity Investor, the Indenture Trustee and each of the Noteholders to freely disclose any financial information or confidential information with respect to the Lessee, the Project, any Project Document or any Operative Document or the
parties thereto without any consent of the Lessee (a) in connection with (i)
exercising any of their respective rights under the Operative Documents, including those exercisable upon the occurrence of a Lease Event of Default or an Indenture Event of Default, (ii) providing information about the Lessee, the
Project, any Project Document or any Operative Document or the parties thereto to any Person acquiring, or potentially acquiring, any interest of the Owner
Lessor or the Equity Investor under the Operative Documents and any such
Person's directors, officers, employees, agents and consultants in connection with their credit evaluation of the Lessee or otherwise (if, in the case of any such Person potentially acquiring such an interest from the Owner Lessor or the
Equity Investor, such Person agrees to be bound by the terms of a confidentiality agreement substantially similar to the terms of this Section
12.16), (iii) any situation in which any of the Owner Lessor, the Owner Manager, the Equity Investor, the Indenture Trustee or the Noteholders is required by
Applicable Law or required or requested by any Governmental Entity to disclose information, (iv) providing information to counsel to any of the Owner Lessor, the Owner Manager, the Equity Investor, the Indenture Trustee or the Noteholders
in connection with the Transaction, (v) providing information to independent auditors or other consultants retained by any of the Owner Lessor, the Owner
Manager, the Equity Investor, the

                                       90

Indenture Trustee or the Noteholders, or (b) that is in or becomes part of the public domain otherwise than through a wrongful act of any of the Owner Lessor, the Owner Manager, the Equity Investor, the Indenture Trustee or the Noteholders
or any employees or agents thereof, (c) that is independently developed by any of the Owner Lessor, the Owner Manager, the Equity Investor, the Indenture
Trustee or the Noteholders and (d) that is disclosed to any of the Owner Lessor, the Owner Manager, the Equity Investor, the Indenture Trustee or the Noteholders
by a third party that has no obligation of confidentiality with respect to the information disclosed.

     Section 12.17. Entire Agreement. This Agreement, together with the other
Operative Documents, constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supercedes all oral and all prior written agreements and understandings with respect to such subject matter.

     Section 12.18. Expansion Project; Phase II Project.

               (a) Expansion Project. Each of the parties hereto acknowledges that the Lessee expects to add the Expansion Project to the Project in 2006 or
2007. The Expansion Project is expected to increase the capability of the
Project to generate additional power. The Expansion Project (i) will constitute a Severable Modification and an Optional Modification which, unless such
Expansion Project is financed with Additional Senior Notes and/or an Additional
Equity Investment pursuant to and in accordance with the terms and conditions of, the Operative Documents, will be financed by ONI (in which case the
Expansion Project will not be subject to the Head Lease or the Project Lease),
(ii) will not be undertaken unless and until a new power purchase agreement is entered into with respect to such additional capacity of the Expansion Project,
(iii) will not be undertaken if the Improvement Conditions have not been satisfied and (iv) will not be undertaken if the implementation of the Expansion
Project would reduce by more than a de minimis amount the rights and benefits of the Owner Lessor, and so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee, with respect to the
Project. To the extent that additional resource rights are needed for the
Expansion Project, and PGV-II is willing to provide such resource rights, the parties agree to reasonably cooperate with the Lessee in securing an assignment by PGV-II back to the Lessee of such portion of the rights in the Geothermal
Resource assigned to PGV-II pursuant to the Resource Sublease Partial Assignment as may be required for the Expansion Project.

               (b) Phase II Project. Each of the parties hereto also
acknowledges that ONI or PGV-II expects to undertake during the Basic Lease Term the Phase II Project either adjacent to the Project or at a different location on the Land (as defined in the Resource Sublease Partial Assignment). The Phase
II Project and the Project in the aggregate, are expected to have a generation capacity of up to approximately 60 MW.

                                       91

The Phase II Project shall be subject to satisfaction of the conditions and limitations set forth in the Resource Sublease Partial Assignment (which conditions and limitations are incorporated herein) and shall only be permitted if the Person that has agreed to purchase the additional contemplated electrical output of the Phase II Project agrees that it shall have no right against the
Project, the Lessee, the Owner Lessor, the Indenture Trustee, the Equity
Investor or any Noteholder with respect to any matter relating to the Phase II
Project or the power to be sold therefrom, it being understood that if the Power
Purchaser shall purchase the output of the Phase II Project, it shall enter into a new power purchase agreement. The Phase II Project will not be undertaken if the implementation thereof would reduce by more than a de minimis amount the rights and benefits of the Owner Lessor, and so long as the Lien of the
Indenture shall not have been terminated and fully discharged, the Indenture
Trustee, with respect to the Project. The parties agree that the Phase II
Project will not be part of the Project or subject to the Head Lease or the
Project Lease. The parties agree to reasonably cooperate with PGV to implement the Phase II Project including with respect to any third party consents necessary to implement such Phase II Project, it being understood that PGV-II and ONI are third party beneficiaries of this Section. The parties acknowledge that PGV and PGV-II may have to enter into co-tenancy agreements with PGV and/or the Owner Lessor with respect to certain shared facilities, as contemplated by
Section 5.23. The parties agree to enter into or consent to such co-tenancy arrangements provided there is no adverse effect on the operation, fair market value, residual value or useful life of the Project.

     Section 12.19. Assumption of the Notes. Notwithstanding the provisions of
Section 13.2 of the Project Lease, if (a)(1) the Lessee submits a Qualifying
Cash Bid, and the Owner Lessor accepts (or is deemed to have accepted) such
Qualifying Cash Bid, or (2) the Lessee purchases the Project for scrap pursuant to Section 13.2(c) of the Project Lease, (b) the Lessee (or its designee) shall have executed and delivered an assumption agreement to assume in full the Senior
Notes and the obligations and liabilities of the Owner Lessor under the
Indenture as permitted by and in accordance with Section 2.10(B) of the
Indenture, (c) the Indenture Trustee shall have been granted a first priority security interest in and to all assets and property which form the collateral under the Lessee Security Agreement and shall have received opinions of counsel, in form and substance satisfactory to the Indenture Trustee, with respect to the assumption of the Notes, (d) all other conditions contained in such Section
2.10(B) shall have been satisfied, and (d) no Lease Default or Lease Event of
Default shall have occurred and be continuing after giving effect to such assumption, then the amounts otherwise payable by the Lessee pursuant to Section
13 of the Project Lease shall be reduced by the outstanding principal amount of and accrued interest on the Notes so assumed by the Lessee. Notwithstanding the provisions of Section 10.1 of the Project Lease, in the case of a Regulatory
Event of Loss, (i) if the Lessee (or its designee) shall have executed and delivered an assumption agreement to assume in full the Senior Notes and the obligations

                                       92

and liabilities of the Owner Lessor under the Indenture as permitted by and in accordance with Section 2.10(B) of the Indenture, (ii) all other conditions contained in such Section 2.10(B) shall have been satisfied, and (iii) no
Significant Lease Default of Lease Event of Default shall have occurred or be continuing after giving effect to such assumption, then the obligation of the
Lessee to pay Termination Value shall be reduced by an amount equal to the outstanding principal amount of and accrued interest on the Notes so assumed by the Lessee.

                                       93

          IN WITNESS WHEREOF, the parties hereto have caused this Participation
Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                        PUNA GEOTHERMAL VENTURE

                                        By: ORNI 8 LLC, its partner

                                           By: Ormat Nevada Inc., its Manager

                                              By: /s/ Connie Stechman
                                                  ------------------------------
                                              Name: Connie Stechman
                                              Title: Assistant Secretary

                                        By: OrPuna LLC, its partner

                                           By: Ormat Nevada Inc., its Manager

                                              By: /s/ Connie Stechman
                                                  ------------------------------
                                              Name: Connie Stechman
                                              Title: Assistant Secretary

                                        SE PUNA, L.L.C.

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Manager

                                        By: /s/ Janel R. Harvilla
                                            ------------------------------------
                                            Name: Janel R. Harvilla
                                            Title: Financial Services Officer

                                        WILMINGTON TRUST COMPANY

                                        By: /s/ Janel R. Harvilla
                                            ------------------------------------
                                            Name: Janel R. Harvilla
                                            Title: Financial Services Officer

                                       94

                                        SE PUNA LEASE, L.L.C.

                                        By: SE Hawaii, Inc., its sole member

                                        By: /s/ Christopher J. Kysar
                                            ------------------------------------
                                            Name: Christopher J. Kysar
                                            Title: Vice President

                                        AIG ANNUITY INSURANCE COMPANY,
                                           as Noteholder

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY,
                                           as Noteholder

                                        By: AIG Global Investment Corp.,
                                            investment adviser

                                        By: /s/ John Henry Pollock
                                            ------------------------------------
                                            Name: John Henry Pollock
                                            Title: Managing Director

                                        ALLSTATE LIFE INSURANCE COMPANY,
                                           as Noteholder

                                        By: /s/ William R. Schmidt
                                            ------------------------------------
                                            Name: William R. Schmidt
                                            Title:

                                        By: /s/ Patricia W. Wilson
                                            ------------------------------------
                                            Name: Patricia W. Wilson
                                            Title:

                                        Authorized Signatories

                                       95

                                        UNION BANK OF CALIFORNIA, N.A., as
                                           Indenture Trustee

                                        By: /s/ Sonia N. Flores
                                            ------------------------------------
                                            Name: Sonia N. Flores
                                            Title: Vice President

                                       96

                                           Appendix A to Participation Agreement

                                 [See Attached]

                                              Annex A to Participation Agreement

                               Pricing Assumptions

1.  Head Lease Rent under Head Lease Supplement No. 1:   $71,000,000

2.  Senior Notes:                                        $53,409,170.88

3.  Transaction Costs:                                   $2,500,000

4.  Equity Investor's Commitment under Head Lease
       Supplement No. 1:                                 $25,174,608.67
                                                         (excluding Transaction
                                                         Costs)

5.  Cost Recovery Deductions:                            $71,000,000 - 5 year
                                                         MACRS on a half-year
                                                         convention placed in
                                                         service on the Closing
                                                         Date

                                                         Transaction Expenses -
                                                         Straight Line over
                                                         Basic Lease Term

6.  Basic Lease Term:                                    From the Closing Date
                                                         to the Basic Lease Term
                                                         Expiration Date

7.  Closing Date:                                        May 19, 2005

8.  Basic Lease Term Expiration Date:                    January 3, 2028

9.  Rent Payment Date/s:                                 June 30 and December 30
                                                         of each year during the
                                                         Basic Lease Term

10. Equity Investor Fiscal Year End:                     December 31

11. Equity Investor Federal Income Tax Rate:             35%

12. Equity Investor State Income Tax Rate:               6.4%

13. Early Buyout Option Date:                            December 30, 2010

14. Lease Debt Rate:                                     6.24%

15. Discount Rate for US GAAP:                           8.00%

16. Semi-Annual Long-term AFR @ 110%:                    5.25% p.a.

17. Minimum Lease Rent Coverage Ratio:                   1.4:1

18. Hawaii General Excise Tax:                           4.167% general excise
                                                         tax on Periodic Lease
                                                         Rent

                                  Schedule 3.1(h)(ii) to Participation Agreement

                             RECORDINGS AND FILINGS

A.   Recordings

     (1)    Memorandum of Resource Sublease Partial Assignment
            Assignor:            Puna Geothermal Venture
            Assignee:            PGV-II
            Property:            Any property subject to the Memorandum of
                                 Resource Sublease Partial Assignment
            To be filed w/:      Bureau of Conveyances, Hawaii County, Hawaii

     (2)    Memorandum of State Partial Assignment Consent
            Lessor:              State of Hawaii
            Lessee:              Puna Geothermal Venture
            Lessee:              PGV-II
            Property:            Any property subject to the Memorandum of State
                                 Partial Assignment Consent
            To be filed w/:      Bureau of Conveyances, Hawaii

     (3)    Memorandum of KLDC Partial Assignment Consent
            Master Lessor:       KLDC
            Lessor:              KLP
            Lessee:              Puna Geothermal Venture
            PGV-II               PGV-II
            Property:            Any property subject to the Memorandum of KLDC
                                 Partial Assignment Consent
            To be filed w/:      Bureau of Conveyances, Hawaii

     (4)    Memorandum of KLP Partial Assignment Consent
            Lessor:              KLP
            Lessee:              Puna Genothermal Venture
            Lessee:              PGV-II
            Property:            Any property subject to the Memorandum of KLP
                                 Partial Assignment Consent
            To be filed w/:      Bureau of Conveyances, Hawaii

     (5)    Memorandum of Second Amendment to Lease (Master Lease)
            Master Lessor:       KLDC
            Lessor:              KLP
            Property:            Any property subject to the Memorandum of
                                 Second Amendment to Lease (Master Lease)
            To be filed w/:      Bureau of Conveyances, Hawaii

     (6)    Memorandum to Third Amendment to Lease (Resource Sublease)
            Lessor:              KLP
            Lessee:              Puna Geothermal Venture
            Property:            Any property subject to the Memorandum to Third
                                 Amendment to Lease (Resource Sublease)
            To be filed w/:      Bureau of Conveyances, Hawaii

     (7)    Memorandum of Head Lease
            Head Lessor:         Puna Geothermal Venture
            Head Lessee:         Owner Lessor
            Property:            Any property subject to the Memorandum of Head
                                 Lease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (8)    Memorandum of Project Lease
            Owner Lessor:        SE Puna, L.L.C.
            Lessee:              Puna Geothermal Venture
            Property:            Any property subject to the Memorandum of
                                 Project Lease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (9)    Memorandum of Sublease of Power Plant Sublease
            Sublessor:           Puna Geothermal Venture
            Sublessee:           SE Puna, L.L.C.
            Property:            Any property subject to the Memorandum of
                                 Sublease of Power Plant Sublease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (10)   Memorandum of Sublease of Resource Sublease
            Sublessor:           Puna Geothermal Venture
            Sublessee:           SE Puna, L.L.C.
            Property:            Any property subject to the Memorandum of
                                 Sublease of Resource Sublease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (11)   Memorandum of Sub-Grant of Delivery System Grant of Easements
            Subgrantor:          Puna Geothermal Venture
            Subgrantee:          SE Puna, L.L.C.

                                       2

            Property:            Any property subject to the Memorandum of Sub-
                                 Grant of Delivery System Grant of Easements
            To be filed w/:      Bureau of Conveyances, Hawaii

     (12)   Memorandum of Sub-Sublease of Power Plant Sublease
            Sub-Sublessor:       SE Puna, L.L.C.
            Sub-Sublessee:       Puna Geothermal Venture
            Property:            Any property subject to the Memorandum of Sub-
                                 Sublease of Power Plant Sublease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (13)   Memorandum of Sub-Sublease of Resource Sublease
            Sub-Sublessor:       SE Puna, L.L.C.
            Sub-Sublessee:       Puna Geothermal Venture
            Property:            Any property subject to the Memorandum of Sub-
                                 Sublease of Resource Sublease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (14)   Memorandum of Sub-Sub-Grant of Delivery System Grant of Easements
            Subgrantee:          Puna Geothermal Venture
            Subgrantor:          SE Puna, L.L.C.
            Property:            Any property subject to the Memorandum of Sub-
                                 Sub-Grant of Delivery System Grant of Easements
            To be filed w/:      Bureau of Conveyances, Hawaii

     (15)   Memorandum of State Consent
            Lessor:              State of Hawaii
            Lessee:              Puna Geothermal Venture
            Property:            Any property subject to the Memorandum of State
                                 Consent
            To be filed w/:      Bureau of Conveyances, Hawaii

     (16)   Memorandum of KLDC Consent
            Master Lessor:       KLDC
            Lessor:              KLP
            Property:            Any property subject to the Memorandum of KLDC
                                 Consent
            To be filed w/:      Bureau of Conveyances, Hawaii

     (17)   Memorandum of KLP Consent
            Lessor:              KLP

                                       3

            Lessee:              Puna Geothermal Venture
            Property:            Any property subject to the Memorandum of KLP
                                 Consent
            To be filed w/:      Bureau of Conveyances, Hawaii

     (18)   Memorandum of KLDC Estoppel
            Master Lessor:       KLDC
            Lessor:              KLP
            Lessee:              Puna Geothermal Venture
            Property:            Any property subject to the Memorandum of KLDC
                                 Estoppel
            To be filed w/:      Bureau of Conveyances, Hawaii

     (19)   KLDC Mortgage
            Mortgagor:           KLDC
            Mortgagee:           Puna Geothermal Venture
            Property:            Any property subject to the KLDC Mortgage
            To be filed w/:      Bureau of Conveyances, Hawaii

     (20)   KLP Mortgage
            Mortgagor:           KLP
            Mortgagee:           Puna Geothermal Venture
            Property:            Any property subject to the KLP Mortgage
            To be filed w/:      Bureau of Conveyances, Hawaii

     (21)   Special Power of Attorney (PGV to Owner Lessor)

     (22)   Special Power of Attorney (Owner Lessor to Indenture Trustee)

     (23)   KLDC Mortgage Assignment
            Mortgagee:           Puna Geothermal Venture
            Mortgagor:           KLDC
            Assignor             Puna Geothermal Venture
            Assignee             SE Puna, L.L.C.
            Property:            Any property subject to the KLDC Mortgage
                                 Assignment
            To be filed w/:      Bureau of Conveyances, Hawaii

     (24)   KLP Mortgage Assignment
            Mortgagor:           KLP
            Mortgagee:           Puna Geothermal Venture

                                       4

            Assignor:            Puna Geothermal Venture
            Assignee:            SE Puna, L.L.C.
            Property:            Any property subject to the KLP Mortgage
                                 Assignment
            To be filed w/:      Bureau of Conveyances, Hawaii

     (25)   Owner Lessor Assignment of Head Lease
            Owner Lessor:        SE Puna, L.L.C.
            Indenture Trustee:   Union Bank of California
            Property:            Any property subject to the Owner Lessor
                                 Assignment of Head Lease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (26)   Owner Lessor Assignment of Project Lease
            Owner Lessor:        SE Puna, L.L.C.
            Indenture Trustee:   Union Bank of California
            Property:            Any property subject to the Owner Lessor
                                 Assignment of Project Lease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (27)   Owner Lessor Assignment of Sublease of Power Plant Sublease
            Assignor:            SE Puna, L.L.C.
            Assignee:            Union Bank of California
            Property:            Any property subject to the Owner Lessor
                                 Assignment of Sublease of Power Plant Sublease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (28)   Owner Lessor Assignment of Sublease of Resource Sublease
            Assignor:            SE Puna, L.L.C.
            Assignee:            Union Bank of California
            Property:            Any property subject to the Owner Lessor
                                 Assignment of Sublease of Resource Sublease
            To be filed w/:      Bureau of Conveyances, Hawaii

     (29)   Owner Lessor Assignment of Sub-Grant of Delivery System Grant of
            Easements
            Assignor:            SE Puna, L.L.C.
            Assignee:            Union Bank of California
            Property:            Any property subject to the Owner Lessor
                                 Assignment of Sublease of Sub-Grant of Delivery

                                       5

                                 System Grant of Easements
            To be filed w/:      Bureau of Conveyances, Hawaii

     (30)   KLDC Mortgage Assignment (Indenture Trustee)
            Mortgagee:           Puna Geothermal Venture
            Mortgagor:           KLDC
            Assignor:            Puna Geothermal Venture
            Assignee:            Union Bank of California
            Property:            Any property subject to the KLDC Mortgage
                                 Assignment (Indenture Trustee)
            To be filed w/:      Bureau of Conveyances, Hawaii

     (31)   KLP Mortgage Assignment (Indenture Trustee)
            Mortgagor:           KLP
            Mortgagee:           PGV
            Assignor:            SE Puna, L.L.C.
            Assignee:            Indenture Trustee
            Property:            Any property subject to the KLP Mortgage
                                 Assignment (Indenture Trustee)
            To be filed w/:      Bureau of Conveyances, Hawaii

     (32)   Indenture of Trust Security Agreement
            Owner Lessor:        SE Puna, L.L.C.
            Indenture Trustee:   Union Bank of California
            Property:            Indenture Estate
            To be filed w/:      Bureau of Conveyances, Hawaii

B.   Filings

      (1)   Filing of UCC-1 Financing Statement
            Debtor:              Puna Geothermal Venture
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor :           SE Puna, L.L.C.
            Collateral:          Collateral under the Lessee Security Agreement
            To be filed w/:      Bureau of Conveyances, Hawaii

      (2)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, LLC

                                       6

            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Indenture Estate
            To be filed w/:      Secretary of State, Delaware

      (3)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Indenture Estate (Fixture)
            To be filed w/:      Bureau of Conveyances, Hawaii

      (4)   Filing of UCC-1 Financing Statement
            Debtor:              ORNI 8 LLC
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor:            SE Puna, L.L.C.
            Collateral:          PGV Partnership Interest (Partnership Pledge
                                 Agreement)
            To be filed w/:      Secretary of State, Delaware

      (5)   Filing of UCC-1 Financing Statement
            Debtor:              OrPuna LLC
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor:            SE Puna, L.L.C.
            Collateral:          PGV Partnership Interest (Partnership Pledge
                                 Agreement)
            To be filed w/:      Secretary of State, Delaware

      (6)   Filing of UCC-1 Financing Statement
            Debtor:              Ormat Nevada Inc.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor:            SE Puna, L.L.C.
            Collateral:          ORNI 8/OrPuna LLC Interests (LLC Pledge
                                 Agreement)
            To be filed w/:      Secretary of State, Delaware

      (7)   Filing of UCC-1 Financing Statement
            Debtor:              Puna Geothermal Venture

                                       7

            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor :           SE Puna, L.L.C.
            Collateral:          Project Lease
            To be filed w/:      Bureau of Conveyances, Hawaii

      (8)   Filing of UCC-1 Financing Statement
            Debtor:              Puna Geothermal Venture
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor :           SE Puna, L.L.C.
            Collateral:          Assignment by Way of Security of the KLDC Real
                                 Property Mortgage
            To be filed w/:      Bureau of Conveyances, Hawaii

      (9)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of the KLDC Real
                                 Property Mortgage (Indenture Trustee)
            To be filed w/:      Secretary of State, Delaware

     (10)   Filing of UCC-1 Financing Statement
            Debtor:              Puna Geothermal Venture
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Assignor :           SE Puna, L.L.C.
            Collateral:          Assignment by Way of Security of the KLP Real
                                 Property Mortgage
            To be filed w/:      Bureau of Conveyances, Hawaii

     (11)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of the KLP Real
                                 Property Mortgage (Indenture Trustee)
            To be filed w/:      Secretary of State, Delaware

                                       8

     (12)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Project Lease
            To be filed w/:      Secretary of State, Delaware

     (13)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Head Lease
            To be filed w/:      Secretary of State, Delaware

     (14)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Owner Lessor's
                                 Rights in Sublease of Resource Sublease
            To be filed w/:      Secretary of State, Delaware

     (15)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Owner Lessor's
                                 Rights in Sub Grant of Delivery System Grant of
                                 Easements
            To be filed w/:      Secretary of State, Delaware

     (16)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Owner Lessor's
                                 Rights in Sublease of Power Plant Sublease
            To be filed w/:      Secretary of State, Delaware

     (17)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.

                                       9

            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Owner Lessor's
                                 Rights in Sub Grant of Delivery System Grant of
                                 Easements (Fixture)
            To be filed w/:      Bureau of Conveyances, Hawaii

     (18)   Filing of UCC-1 Financing Statement
            Debtor:              SE Puna, L.L.C.
            Secured Party:       Union Bank of California, N.A., as Indenture
                                 Trustee
            Collateral:          Assignment by Way of Security of Owner Lessor's
                                 Rights in Sublease of Power Plant Sublease
                                 (Fixture)
            To be filed w/:      Bureau of Conveyances, Hawaii

                                       10

                                        Schedule 5.22 to Participation Agreement

                                     Part 1

1.   Bank Name:        Bank of Hawaii
     ABA Number:       121301028
     Account Number:   0003-427145
     Reference:        PGV General Account

2.   Bank Name:        Bank of Hawaii
     ABA Number:       121301028
     Account Number:   0003-427153
     Reference:        PGV Petty Cash Account

                                     Part 2

1.   Bank Name:        Bank of Hawaii
     ABA Number:       121301028
     Account Number:   0059-020846
     Reference:        PGV Employee Fund

                                       2

                                     Part 3

1.   Bank Name:        Bank of Hawaii
     ABA Number:       121301028
     Account Number:   59-019643
     Reference:        PGV Condition 50

2.   Bank Name:        Bank of Hawaii
     ABA Number:       121301028
     Account Number:   0006-112275
     Reference:        PGV Time Certificate of Deposit

                                       3

                                            Exhibit A to Participation Agreement

                      [Form of Section 5.4(d) Certificate]

                             PUNA GEOTHERMAL VENTURE

                      Section 5.4(d) Officer's Certificate

          Reference is made to that certain Participation Agreement (the
"Participation Agreement"), dated as of May 18, 2005, by and among Puna
Geothermal Venture, a Hawaii general partnership (the "Lessee"), SE Puna,
L.L.C., a Delaware limited liability company (the "Owner Lessor"), Wilmington
Trust Company, a banking corporation organized and existing under the laws of the State of Delaware, in its individual capacity (the "Trust Company"), SE Puna
Lease, L.L.C., a Delaware limited liability company (the "Equity Investor"), AIG
Annuity Insurance Company, American General Life Insurance Company and Allstate
Life Insurance Company (each a "Noteholder" and, collectively, the
"Noteholders") and Union Bank of California, N.A., not in its individual capacity, but solely as trustee under the Indenture (the "Indenture Trustee").
Capitalized terms used herein but not otherwise defined shall have the meanings set forth in Appendix A to the Participation Agreement.

          Pursuant to Section 5.4(d) of the Participation Agreement, the
undersigned, acting solely as the [Insert title] of the Lessee, does hereby certify that the calculation of the Lease Rent Coverage Ratio for the two preceding semiannual periods as set forth in Exhibit A hereto is true and correct and the Projected Lease Rent Coverage Ratio for the then-current semiannual period and the immediately following semiannual period as set forth in Exhibit A hereto is (i) based on reasonable assumptions as to all legal and factual matters material to the estimates for such Projected Lease Rent Coverage
Ratio and (ii) has been prepared in good faith and with due care.

                  [Remainder of Page Intentionally Left Blank]

                                            Exhibit A to Participation Agreement

                                        Puna Geothermal Venture

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated as of [__________ __], 200[_]

                                            Exhibit A to Participation Agreement

                  Calculation of Lease Rent Coverage Ratio and
                       Projected Lease Rent Coverage Ratio

          A. Lease Rent Coverage Ratio for period [7/1/XX] to [12/30/XX] and
[1/1/XX] to [6/30/XX] or [1/1/XX] to [6/30/XX] and [7/1/XX] to [12/30/XX]

          (1) Project Revenues for

          [7/1/XX] to [12/30/XX] or [1/1/XX] to [6/30/XX]: ___________

          [1/1/XX] to [6/30/XX] or [7/1/XX] to [12/30/XX]: ___________

          (2) Operating Costs for

          [7/1/XX] to [12/30/XX] or [1/1/XX] to [6/30/XX]: ___________

          [1/1/XX] to [6/30/XX] or [7/1/XX] to [12/30/XX]: ___________

          (3) Periodic Lease Rent on [6/30/XX] and [12/30/XX]: ___________

          Lease Rent Coverage Ratio* for

          [7/1/XX] to [12/30/XX] or [1/1/XX] to [6/30/XX]: ___________

          [1/1/XX] to [6/30/XX] or [7/1/XX] to [12/30/XX]: ___________

----------
*    (1)-(2) / (3)

                                            Exhibit A to Participation Agreement

          B. Projected Lease Rent Coverage Ratio for period [7/1/XX] to
[12/30/XX] and [1/1/XX] to [6/30/XX] or [1/1/XX] to [6/30/XX] and [7/1/XX] to
[12/30/XX]

          (4) Project Revenues for

          [7/1/XX] to [12/30/XX] or [1/1/XX] to [6/30/XX]: ___________

          [1/1/XX] to [6/30/XX] or [7/1/XX] to [12/30/XX]: ___________

          (5) Operating Costs for

          [7/1/XX] to [12/30/XX] or [1/1/XX] to [6/30/XX]: ___________

          [1/1/XX] to [6/30/XX] or [7/1/XX] to [12/30/XX]: ___________

          (6) Periodic Lease Rent on [6/30/XX] and [12/30/XX]: ___________

          Projected Lease Rent Coverage Ratio* for

          [7/1/XX] to [12/30/XX] or [1/1/XX] to [6/30/XX]: ___________

          [1/1/XX] to [6/30/XX] or [7/1/XX] to [12/30/XX]: ___________

----------
*    (1)-(2) / (3)

                                            Exhibit B to Participation Agreement

                      [Form of Semiannual Operating Report]

                       SEMI-ANNUAL OPERATING REPORT FORMAT

     o    Executive Summary

          o    Financial

          o    Operating

          o    Well Drilling Activities (as applicable)

OPERATING AND PERFORMANCE DATA

                                                            CURRENT SIX MONTHS               YEAR TO DATE
                                                       ---------------------------   ---------------------------
OPERATING STATISTICS                                   Actual   Budget   % Var (1)   Actual   Budget   % Var (1)
--------------------                                   ------   ------   ---------   ------   ------   ---------

Peak Energy Sold (MWh) - First 25MW
Peak Energy Sold (MWh) - Additional 5MW
Off-Peak Energy Sold (MWh) - First 22MW
Off-Peak Energy Sold (MWh) - Additional MW
TOTAL ENERGY SOLD (MWH)

Peak Capacity Factor (based on PPA on Peak Max)
Off Peak Capacity Factor (based on PPA Off Peak Max)
Total Capacity Factor (weighted on and off peak)
Average Gross Power (MW)
Average Net Power (MW)
%OEC Availability
Scheduled Outage Hours
Forced Outage Hours
Number of Plant Trips (per PPA)

Gross Generation (MWh)
Parasitic Load (MWh)
Parasitic Load / Gross Generation (%)

(1)  In excess of 20% or $10,000, whichever is greater

     DISCUSSION SECTIONS WOULD INCLUDE:

          o    Operating Highlights and Description of variances

          o    Wellfield Operations

          o    Lost Production

          o    Description of Maintenance Activities (routine and major) for the period

          o    Environmental / Safety activities for the period

          o    Overview of Communications with Power Purchaser

          o    Discussion of any Regulatory, Political, or Legal Issues

          o    Community Relations

                                            Exhibit B to Participation Agreement

          o    Administrative / Other

          o    Progress and Status of Drilling Activities (until new wells are contributing)

     TRACER TEST (WHEN APPLICABLE)

          o    Discussion of Tracer Tests in planning

          o    Tracer Test Results (when available) as follows

                 Wellhead
             Pressure (psig,    Estimated   Estimated
Production      range and      Total Mass    Enthalpy       Steam      Steam Rate
   Wells        ~average)      Rate (kph)   (Btu/lbm)   Fraction (%)      (kph)     Power (MWn)
----------   ---------------   ----------   ---------   ------------   ----------   -----------

KS - ___
KS - ___
Total
                                                                      Maximum Injection Rate at
                 Wellhead      Average Injection Rate                          450 psig
 Injection   Pressure (psig,   ----------------------   Temperature   -------------------------
   Wells         range)             (kph)   (gpm)        Range (F)          (kph)   (gpm)
----------   ---------------        -----   -----       -----------         -----   -----
KS - ___
KS - ___
Total

State performance basis (number of units running, injection pumps on or off).

                                            Exhibit B to Participation Agreement

FINANCIAL DATA

                                                    CURRENT SIX MONTHS               YEAR TO DATE
                                               ---------------------------   ---------------------------
ENERGY RATE DATA                               Actual   Budget   % Var (1)   Actual   Budget   % Var (1)
----------------                               ------   ------   ---------   ------   ------   ---------

Average On-Peak Power Price (25MW)
Average On-Peak Power Price (Additional 5MW)
Average Off-Peak Power Price (22MW)
Average Off-Peak Power Price (Additional MW)

REVENUES
   Total Capacity Revenues
   Total Energy Revenues
TOTAL REVENUES

OPERATING EXPENSES
PLANT O&M
Labor
Chemicals, Parts, Tools
Systems Maintenance
Safety and General Expenses
Administrative Services

VARIABLE O&M
Field Expenses
Environmental Expenses

MAJOR MAINTENANCE

GENERAL LESSEE'S COSTS
Resource Royalties
Land Rent
Terra Thermal Royalties
Insurance
Other G&A

PROPERTY & GE TAX
Property Tax
Revenues GE Tax
Rent GE Tax

AGENT FEES
Agent Fees

TOTAL OPERATING EXPENSES

OPERATING INCOME

(1)  In excess of 20% or $10,000, whichever is greater.

                                            Exhibit B to Participation Agreement

     DISCUSSION SECTIONS WOULD INCLUDE:

          o    Financial Highlights and Discussion of Variances

          o    Well Maintenance Reserve Account detail, including the date and amount of any withdrawals and the balance at the end of the applicable period.

          o

     APPENDIX TO BE PROVIDED

          o    Turbine Vibration Monitoring Reports and data, for the applicable period.

                                            Exhibit C to Participation Agreement

                        [Form of Annual Operating Budget]

                         PGV - FORM OF OPERATING BUDGET

Revenues                 _____________

Plant O&M                _____________

Variable O&M             _____________

Major Maintenance        _____________

General Leasee's costs   _____________

Property & GE Tax        _____________

Agent Fees               _____________

TOTAL OPERATING COSTS    _____________

                                            Exhibit C to Participation Agreement

                       BUDGET [YEAR] - ITEMS SUMMARY ($K)

PLANT O&M                     _____________

Labor                         _____________
Chemichals, Parts, Tools      _____________
Systems Maintenance           _____________
Safety and General Expenses   _____________
Administrative Services       _____________

VARIABLE O&M                  _____________
Field Expenses                _____________
Environmental Expenses        _____________

MAJOR MAINTENANCE             _____________

GENERAL LEASEE'S COSTS        _____________
Resource Royalties            _____________
Land Rent                     _____________
Terra Thermal Royalties       _____________
Insurance                     _____________
Other G&A                     _____________

PROPERTY & GE TAX             _____________
Property Tax                  _____________
Revenues GE Tax               _____________
Rent GE Tax                   _____________

AGENT FEES                    _____________
Agent Fees                    _____________

                                            Exhibit D to Participation Agreement

                       [Form of Subordination Provisions]

          The indebtedness evidenced by this instrument (herein called the
"Subordinated Debt") is junior, subordinated and subject in right of payment to the prior payment in full in cash of all Rent, as defined herein, payable by
Puna Geothermal Venture, a Hawaii general partnership (the "Lessee"). Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

          As used herein, the term "Rent" shall mean all Periodic Lease Rent,
Renewal Lease Rent and Supplemental Lease Rent (as each term is defined in the
Participation Agreement defined below) payable by the Lessee under the Project
Lease Agreement, dated as of May 18, 2005 (the "Project Lease") between SE Puna,
L.L.C. (the "Owner Lessor") and the Lessee or arising out of or in connection with the Participation Agreement, dated as of May 18, 2005 (as the same may be amended, supplemented or otherwise modified from time to time, the
"Participation Agreement"), among the by and between the Lessee, the Owner
Lessor, Wilmington Trust Company, a banking corporation organized and existing under the laws of the State of Delaware, in its individual capacity (the "Trust
Company"), SE Puna Lease, L.L.C., a Delaware limited liability company (the
"Equity Investor"), AIG Annuity Insurance Company, American General Life
Insurance Company and Allstate Life Insurance Company (each a "Noteholder" and, collectively, the "Noteholders") and Union Bank of California, N.A., not in its
individual capacity, but solely as trustee under the Indenture (the "Indenture
Trustee"), and all other Operative Documents (as such term is defined in the
Participation Agreement).

          Unless and until all Rent shall have been paid in full in accordance with the terms of the Operative Documents, the Lessee will not, directly or indirectly, make or agree to make:

               (a) any payment (in cash or property, by set-off or otherwise), direct or indirect, of or on account of any principal, premium
               (if any) or interest in respect of any Subordinated Debt (or any indebtedness subordinated to any Subordinated Debt) and no such payment shall be accepted by any holder of Subordinated Debt, or

               (b) any redemption, purchase or other acquisition, direct or indirect, of any Subordinated Debt (or any indebtedness
               subordinated to any Subordinated Debt), and no holder of any
               Subordinated Debt shall be a party to any such redemption, purchase or other acquisition,

in each case, other than from amounts that are permitted to be distributed to the Lessee in accordance with Section 5.9 of the Depositary Agreement.

                                            Exhibit D to Participation Agreement

          Upon (a) any acceleration of the principal amount due on the
Subordinated Debt or (b) any payment or distribution of assets of the Lessee of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization or similar proceeding of the Lessee or its property, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings or upon an assignment for the benefit of creditors, then and in any such event all Rent shall first be paid in full in cash before the holders of the Subordinated Debt shall be entitled to receive and retain any assets so paid or distributed in respect of the Subordinated Debt (for principal, premium (if any), interest or otherwise); and, upon any such acceleration, dissolution or winding up or liquidation or reorganization or similar proceeding, any payment or distribution of assets of the Lessee of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid by the
Lessee or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of the
Subordinated Debt if received by them, directly to the Owner Lessor, the Equity
Investor, the Trust Company, the Indenture Trustee, the Noteholders or such other Person to whom such Rent is owed (collectively, the "Financing Parties"), provided that until the Lien of the Indenture has been terminated and fully discharged, the Financing Party shall be the Indenture Trustee, in accordance with the Operative Documents to the extent necessary to pay all Rent in full, after giving effect to any concurrent payment or distribution to the Financing
Parties, before any payment or distribution is made to the holders of the
Subordinated Debt.

          The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Financing Party and such
Financing Party's representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Financing Party's ratable share of the full amount of the Subordinated
Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including without limitation, the right to participate in any composition of creditors and the right to vote such
Financing Party's ratable share of the Subordinated Debt evidenced by this instrument at creditors' meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Financing Party's representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument. The holder of this instrument shall execute and deliver to each Financing Party and such Financing Party's representatives all such further instruments confirming the foregoing authorization, and all such powers of

                                            Exhibit D to Participation Agreement

attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by such Financing Party or such
Financing Party's representatives in order to enable such Financing Party to enforce all claims upon or in respect of such Financing Party's ratable share of the Subordinated Debt evidenced by this instrument.

          Should any payment or distribution be collected or received by the holder of this instrument and such collection or receipt is not expressly permitted by the foregoing provisions, such holder shall forthwith turn over the same to the Financing Parties or their representatives in the form received
(except for the endorsement or the assignment of such holder when necessary)
and, until so turned over, the same shall be held in trust by such holder as the property of the Financing Parties.

          No holder of this instrument shall, without the prior written consent of the Financing Parties, have any right to demand payment of, or accelerate the maturity of, or institute any proceedings to enforce, or exercise any rights in respect of any indebtedness evidenced by this instrument until the Rent is paid in full.

          Until the Rent shall have been paid in full, the holders of the
Subordinated Debt will not, without the prior written consent of the Financing
Parties, commence or join with any other Person in commencing any proceeding against the Lessee or any other Person with respect to the Subordinated Debt under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction, nor shall the holders of the Subordinated Debt, without the prior written consent of the Financing Parties, participate in any assignment for benefit of creditors, compositions, or arrangements with respect to the Lessee's debts with respect to the Subordinated Debt.

          The Lessee shall give prompt written notice to the holders of
Subordinated Debt of any dissolution, winding up, liquidation or reorganization of the Lessee.

          Subject to the payment in full of all Rent, the holders of the
Subordinated Debt shall be subrogated to the rights of the Financing Parties to receive payments or distributions of assets of the Lessee made with respect to the Rent until the Subordinated Debt shall be paid in full; provided, however, that nothing herein contained shall be deemed to assign or grant to any holder of Subordinated Debt, or subrogate any such holder to, any right of a Financing
Party as a mortgagee, secured party or other lien or pledgeholder to any property of the Lessee which secures such Rent.

          Nothing contained in this instrument is intended or shall impair as between the Lessee, its creditors other than the Financing Parties, and the holders of the Subordinated Debt, the obligation of the Lessee which is absolute and unconditional, to pay to the

                                            Exhibit D to Participation Agreement

holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with its terms, principal and interest hereon, subject to the rights of the Financing Parties as herein provided, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the
Lessee other than the Financing Parties.

          The terms of these subordination provisions, the subordination effected thereby, and the rights of the Financing Parties, shall not be affected by (a) any amendment of or addition or supplement to the Participation
Agreement, the other Operative Documents or Rent or any instrument or agreement relating thereto, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Participation Agreement, the other Operative
Documents or Rent or any instrument or agreement relating thereto, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission in respect of the Participation Agreement, the other Operative Documents or Rent or any instrument or agreement relating thereto; whether or not any holders of any Subordinated Debt shall have had notice or knowledge of any of the foregoing. The terms of these subordination provisions, the subordination effected thereby, and the rights of the Financing
Parties shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Rent by or on behalf of the Lessee shall be rescinded or must otherwise be restored by a Financing Party.

          Each holder of this instrument by its acceptance hereof authorizes and directs the Lessee on its behalf to take such further action as may be necessary or appropriate to effectuate the subordination as provided herein and appoints the Lessee its attorney-in-fact for any and all such purposes.

                                        Exhibit E to the Participation Agreement

                    [Form of Section 11.1(b)(ix) Certificate]

                             PUNA GEOTHERMAL VENTURE

                    Section 11.1(b)(ix) Officer's Certificate

          Reference is made to that certain Participation Agreement (the
"Participation Agreement"), dated as of May 18, 2005, by and among Puna
Geothermal Venture, a Hawaii general partnership (the "Lessee"), SE Puna,
L.L.C., a Delaware limited liability company (the "Owner Lessor"), Wilmington
Trust Company, a banking corporation organized and existing under the laws of the State of Delaware, in its individual capacity (the "Trust Company"), SE Puna
Lease, L.L.C., a Delaware limited liability company (the "Equity Investor"), AIG
Annuity Insurance Company, American General Life Insurance Company and Allstate
Life Insurance Company (each a "Noteholder" and, collectively, the
"Noteholders") and Union Bank of California, N.A., not in its individual capacity, but solely as trustee under the Indenture (the "Indenture Trustee").
Capitalized terms used herein but not otherwise defined shall have the meanings set forth in Appendix A to the Participation Agreement.

Pursuant to Section 11.1(b)(ix) of the Participation Agreement, the undersigned, acting solely as the [Insert Title] of the Lessee, does hereby certify that the
Lease Rent Coverage Ratio for both of the immediately preceding two semiannual periods was greater than or equal to 1.20 to 1.00 as calculated pursuant to
Exhibit A hereto and the Projected Lease Rent Coverage Ratio for the semiannual period occurring in the period from [______] to [______](1) shall be at least
1.20 to 1.00, as calculated pursuant to Exhibit A hereto and (i) based on reasonable assumptions as to all legal and factual matters material to the estimates for such Projected Lease Rent Coverage Ratio and (ii) prepared in good faith and with due care.

          The Engineering Consultant has reviewed this calculation and confirms the results thereof.

                  [Remainder of Page Intentionally Left Blank]

----------
(1)  Insert period during which Indebtedness will be outstanding per Section
     5.14(f)

                                        Exhibit E to the Participation Agreement

                                        Puna Geothermal Venture

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated as of [__________ __], 200[_]

Certified by:

[Engineering Consultant]

By:
   ----------------------------------
   Name:
   Title:

Dated as of [__________ __], 200[_]

                                            Exhibit E to Participation Agreement

               Calculation of Projected Lease Rent Coverage Ratio

          Projected Lease Rent Coverage Ratio for period [7/1/XX] to [12/30/XX]
or [12/31/XX] to [6/30/XX]*

          (1) Project Revenues for period: ___________

          (2) Operating Costs for period: ___________

          (3) Periodic Lease Rent on [6/30/XX] or [12/30/XX]: ___________

          Projected Lease Rent Coverage Ratio**: ____________

----------
*    Calculate for each semiannual period during term of Indebtedness

**   (1)-(2) / (3)

                                            Exhibit F to Participation Agreement

                          [Form of Transfer Agreement]

                  FORM OF EQUITY INVESTOR'S TRANSFER AGREEMENT

            TRANSFER AGREEMENT dated as of _____________, ____ (this
"Agreement"), between ___________________, a ______________ (the "Transferor"),
and ________________________________________, a _______________ (the
"Transferee").

         WHEREAS, the Transferor has, prior to or concurrently with the execution and delivery of this Agreement, by separate instrument, transferred unto the Transferee all of its right, title and interest in the Member Interest;

       WHEREAS, the parties hereto desire to (a) evidence the transfer by the Transferor to the Transferee of all of the right, title and interest of the
Transferor in and to the following documents (except as reserved below): (i) the
Participation Agreement, dated as of May 18, 2005 (as at any time amended, the
"Participation Agreement"), by and between Puna Geothermal Venture, a Hawaii general partnership (the "Lessee"), SE Puna, L.L.C., a Delaware limited liability company (the "Owner Lessor"), Wilmington Trust Company, a banking corporation organized and existing under the laws of the State of Delaware, in its individual capacity (the "Trust Company"), SE Puna Lease, L.L.C., a Delaware
limited liability company (the "Equity Investor"), AIG Annuity Insurance
Company, American General Life Insurance Company and Allstate Life Insurance
Company (each a "Noteholder" and, collectively, the "Noteholders") and Union
Bank of California, N.A., not in its individual capacity, but solely as trustee under the Indenture (the "Indenture Trustee"), (ii) the Tax Indemnity Agreement,
dated as of May 18, 2005 (as at any time amended, the "Tax Indemnity
Agreement"), between the Equity Investor and the Lessee, (iii) the Depositary
Agreement, dated as of May 18, 2005 (as at any time amended, the "Depositary
Agreement"), among the Lessee, the Indenture Trustee, Union Bank of California,
N.A., in its capacity as Depositary Bank, the Equity Investor and the Owner
Lessor, (iv) any other Operative Documents to which the Equity Investor has become a party or by which the Equity Investor has become bound, and (v) the proceeds from the foregoing, and (b) effect the assumption by the Transferee of the obligations of the Transferor, if any, arising or accruing under the
Participation Agreement, the Tax Indemnity Agreement, the Depositary Agreement
and any other Operative Documents from and after the effective date of this
Agreement (with the documents described in such clauses (i), (ii), (iii) and
(iv) of clause (a) above being herein referred to as the "Transferred
Documents"); and

                                        Exhibit F to the Participation Agreement

          WHEREAS, Section 7.1 of the Participation Agreement permits such transfer and assumption to be effected upon the fulfillment of certain conditions, which conditions heretofore have been or concurrently with the execution and delivery hereof are being fulfilled.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. FOR PURPOSES OF THIS AGREEMENT, CAPITALIZED
TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS
ASSIGNED TO THEM IN APPENDIX A TO THE PARTICIPATION AGREEMENT AND THE GENERAL
PROVISIONS OF APPENDIX A SHALL APPLY HERETO.

          SECTION 2. ASSIGNMENT. THE TRANSFEROR HEREBY IRREVOCABLY TRANSFERS
UNTO THE TRANSFEREE AS OF THE DATE HEREOF, ALL OF ITS PRESENT AND FUTURE RIGHT,
TITLE AND INTEREST IN AND TO THE TRANSFERRED DOCUMENTS AND ALL PROCEEDS OF THE
FOREGOING, TOGETHER WITH ALL OTHER DOCUMENTS AND INSTRUMENTS EVIDENCING ANY SUCH
RIGHT, TITLE AND INTEREST, EXCEPT SUCH RIGHTS OF THE TRANSFEROR AS HAVE ARISEN
OR ACCRUED IN FAVOR OF THE TRANSFEROR PRIOR TO THE DATE OF THIS AGREEMENT (SUCH
RETAINED RIGHTS TO INCLUDE, WITHOUT LIMITATION, [SPECIFIC ITEMS TO BE LISTED]).

          SECTION 3. ASSUMPTION. THE TRANSFEREE HEREBY ASSUMES, AND COVENANTS
AND AGREES TO PAY, PERFORM AND DISCHARGE, ALL OF THE OBLIGATIONS AND LIABILITIES
OF THE "EQUITY INVESTOR" ARISING OR ACCRUING FROM AND AFTER THE EFFECTIVE DATE
OF THIS AGREEMENT UNDER THE TRANSFERRED DOCUMENTS AND ALL OF THE OBLIGATIONS AND
LIABILITIES OF THE "EQUITY INVESTOR" ARISING OR ACCRUING FROM AND AFTER THE
EFFECTIVE DATE OF THIS AGREEMENT IN CONNECTION WITH THE MEMBER INTEREST. THE
TRANSFEREE HEREBY CONFIRMS THAT IT SHALL, TO THE EXTENT OF ITS ASSUMPTION
THEREOF SET FORTH HEREIN, BE BOUND BY ALL THE TERMS OF THE TRANSFERRED DOCUMENTS
AND SHALL UNDERTAKE ALL OF THE OBLIGATIONS AND LIABILITIES OF THE TRANSFEROR AS
IF THEREIN NAMED AS THE EQUITY INVESTOR.

                                        Exhibit F to the Participation Agreement

          SECTION 4. REPRESENTATIONS AND WARRANTIES. THE TRANSFEREE REPRESENTS
AND WARRANTS THAT, AS OF THE DATE HEREOF:

          Section 4.1. it is a ______________ duly organized, validly existing and in good standing under the laws of________, and has the power and authority to enter into and perform its obligations under this Agreement;

          Section 4.2. this Agreement, has been or when executed and delivered will be, duly authorized, executed and delivered by the Transferee and, assuming the due authorization, execution and delivery by and enforceability against the Transferor, this Agreement constitutes or when executed and delivered will constitute the legal, valid and binding obligations of the Transferee, enforceable against the Transferee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

          Section 4.3. the execution, delivery and performance by the Transferee of this Agreement and the consummation by the Transferee of the transactions contemplated hereby, do not and will not (i) contravene (A)
     any Applicable Law binding on the Transferee or its property, or (B) any of its organizational documents, or (ii) constitute a violation of or a default under, any indenture, mortgage or other material contract, agreement or instrument to which the Transferee is a party or by which the
     Transferee or its property is bound which, in any case, individually or in the aggregate, is reasonably likely to have a material adverse effect upon the Transferee or the Transferee's ability to perform its obligations hereunder, or result in the creation of any Equity Investor's Lien attributable to the Transferee;

          Section 4.4. assuming the representations and warranties of the Lessee contained in clauses (d), (i), (j), (k), (l), (m), (n), (o), (y) and (ff)
     of Section 3.1 of the Participation Agreement are true as of the date hereof, no authorization, determination or approval or other action by, and no notice to or filing or registration with, any Governmental Entity is required for the due execution, delivery or performance by the Transferee of this Agreement, other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given (it being understood that no representation or warranty is being made as to any
     Applicable Laws relating to the Project or the Project Site;

          Section 4.5. there is no pending or, to the Actual Knowledge of the
     Transferee, threatened action, suit, investigation or proceeding against the

                                        Exhibit F to the Participation Agreement

     Transferee before any Governmental Entity that (i) questions the validity of this Agreement, or (ii) would, if determined adversely to it, materially, adversely affect the Transferee's ability to perform its obligations under this Agreement;

          Section 4.6. the Indenture Estate is free of any Equity Investor's
     Liens attributable to the Transferee;

          Section 4.7. the Transferee is purchasing the Member Interest to be acquired by it for its own account with no present intention of distributing such Member Interest or any part thereof in any manner that would require registration under the Securities Act, but without prejudice, however, to the right of the Transferee at all times to sell or otherwise dispose of all or any part of such Member Interest in accordance with the
     Operative Documents and under an exemption from registration available under such Securities Act;

          Section 4.8. neither the Transferee nor anyone authorized by it has directly or indirectly offered or sold any interest in the Member Interest, or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities
     Act would be deemed to be part of the same offering as the offering of the
     Member Interest or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act;

          Section 4.9. the Transferee is a "United States person" within the meaning of Section 7701(a)(30) of the Code;

          Section 4.10. the Equity Investor Transferee shall be Solvent;

          Section 4.11. *[the Transferee is a direct or indirect wholly-owned
     Affiliate of the Equity Investor and all of the payment and performance obligations of the Transferee under the Operative Documents are guaranteed by the Equity Investor] [the Transferee has a tangible net worth of at least $50,000,000] [the payment and performance obligations of the
     Transferee with respect to the interest being transferred under the
     Operative Documents are guaranteed by a Person that has a tangible net worth of at least $50,000,000];

----------
*    Insert the applicable representation.

                                        Exhibit F to the Participation Agreement

          Section 4.12. neither the Transferee nor any Affiliate of the
     Transferee is a Competitor of the Lessee or any Affiliate thereof, and neither the Transferee nor any Affiliate of the Transferee is in material litigation with the Lessee or any Affiliate thereof; and

          Section 4.13. (A) with respect to a transfer by the initial Equity
     Investor (or any Affiliate thereof), the Equity Investor Transferee is not itself, nor is any of its Affiliates, a Competitor of the Lessee or an
     Affiliate thereof, (B) neither the Equity Investor Transferee nor any
     Affiliate of the Equity Investor Transferee shall be in material litigation with the Lessee or any Affiliate thereof, and (C) no Noteholder shall be prohibited from transacting business with the Equity Investor Transferee or any Affiliate of the Equity Investor Transferee.

          SECTION 5. BENEFICIARIES. THE LESSEE, THE INDENTURE TRUSTEE, THE
NOTEHOLDERS AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS ARE INTENDED
BENEFICIARIES OF, AND MAY RELY UPON THE REPRESENTATIONS, WARRANTIES, COVENANTS
AND AGREEMENTS CONTAINED IN, THIS AGREEMENT.

          SECTION 6. EFFECTIVE DATE. THIS AGREEMENT AND THE ASSIGNMENT AND
ASSUMPTION EFFECTED HEREBY SHALL BE EFFECTIVE FROM AND AFTER THE DATE FIRST
ABOVE WRITTEN UPON SATISFACTION OF THE CONDITIONS SPECIFIED IN SECTION 7.1 OF
THE PARTICIPATION AGREEMENT.

          SECTION 7. AMENDMENTS AND WAIVERS. NO TERM, COVENANT, AGREEMENT OR
CONDITION OF THIS AGREEMENT MAY BE TERMINATED, AMENDED OR COMPLIANCE THEREWITH
WAIVED (EITHER GENERALLY OR IN A PARTICULAR INSTANCE, RETROACTIVELY OR
PROSPECTIVELY) EXCEPT BY AN INSTRUMENT OR INSTRUMENTS IN WRITING EXECUTED BY
EACH PARTY TO THE PARTICIPATION AGREEMENT.

          SECTION 8. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED IN THE
STATE OF NEW YORK AND SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF
CONSTRUCTION, VALIDITY AND PERFORMANCE.

          SECTION 9. SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY;
SERVICE OF PROCESS. (I) WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING RELATING
TO THIS AGREEMENT OR ANY OF THE

                                        Exhibit F to the Participation Agreement

OTHER TRANSFERRED DOCUMENTS (HEREINAFTER, ANY "PROCEEDING"), EACH PARTY HERETO
IRREVOCABLY:

          (a) Each of the parties hereto (i) submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County
(without prejudice to the right of any party to remove to the United States
District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of
New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in such New
York State court, or in such federal court; and (iii) to the extent permitted by
Applicable Law, waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this
Agreement, the Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES
HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY
SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE
OPERATIVE DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OF THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY OF THE PARTIES HERETO
OR THEIR SUCCESSORS OR ASSIGNS.

          SECTION 10. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED BY ONE OR
MORE OF THE PARTIES HERETO ON ANY NUMBER OF SEPARATE COUNTERPARTS, AND ALL OF
SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME
INSTRUMENT.

                                        Exhibit F to the Participation Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        [TRANSFEROR]

                                        By:
                                            ------------------------------------
                                            Name
                                            Title

                                        Mailing Address of Transferor:

                                        [TRANSFEREE]

                                        By:
                                            ------------------------------------
                                            Name
                                            Title

                                        Mailing Address of Transferee:

                                            Exhibit G to Participation Agreement

                       [Form of Equity Investor Guaranty]

                            EQUITY INVESTOR GUARANTY

          This EQUITY INVESTOR GUARANTY (this "Guaranty"), dated as of
[__________ ___], 200[ ], is made by [______], a [______] (the "Guarantor"), to and for the benefit of the Guaranteed Parties (as such term is defined below).

          Reference is made to that certain Participation Agreement, dated as of
May 18, 2005 (the "Participation Agreement"), by and among, by and between Puna
Geothermal Venture, a Hawaii general partnership (the "Lessee"), SE Puna,
L.L.C., a Delaware limited liability company (the "Owner Lessor"), Wilmington
Trust Company, a banking corporation organized and existing under the laws of the State of Delaware, in its individual capacity (the "Trust Company"), the
Equity Investor, AIG Annuity Insurance Company, American General Life Insurance
Company and Allstate Life Insurance Company (each a "Noteholder" and, collectively, the "Noteholders") and Union Bank of California, N.A., not in its
individual capacity, but solely as trustee under the Indenture (the "Indenture
Trustee");

                                   WITNESSETH:

          WHEREAS, it is a condition to the effectiveness of the transfer contemplated by Section 7.1 of the Participation Agreement that the Guarantor execute and deliver this Guaranty; and

          WHEREAS, [the Guarantor directly holds all of the membership interests in the Equity Investor Transferee.]*

          NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Equity
Investor hereby agrees as follows:

----------
* Only applicable if the Equity Investor Transferee is a wholly-owned subsidiary of the Guarantor.

                                            Exhibit G to Participation Agreement

                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

          For purposes of this Guaranty, capitalized terms used herein
(including those used in the foregoing recitals) and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the
Participation Agreement and the general provisions of such Appendix A shall apply hereto; provided that the following terms shall have the following meanings:

          "Equity Investor Interest" shall have the meaning specified in Section
7.1 hereof.

          "Equity Investor Transferee" shall have the meaning specified in
Section 7.1 hereof.

          "Guaranteed Agreement" shall have the meaning specified in Section 2.1 hereof.

          "Guaranteed Obligation" shall have the meaning specified in Section
2.1 hereof.

          "Guaranteed Party" shall have the meaning specified in Section 2.1 hereof.

                                   ARTICLE II
                                    GUARANTY

          Section 2.1 Guaranteed Obligations. The Guarantor does hereby irrevocably and unconditionally guarantee as primary obligor and not as surety to each of the Lessee, the Owner Lessor, the Indenture Trustee and the
Noteholders and their respective successors and permitted assigns (each a
"Guaranteed Party" and collectively the "Guaranteed Parties") (a) the punctual payment to the Person entitled to receive such payment from the Equity Investor, when due, whether by acceleration or otherwise, of all amounts payable at any time by the Equity Investor Transferee under and in accordance with the
Operative Documents to which the Equity Investor Transferee is a party (each a
"Guaranteed Agreement" and collectively, the "Guaranteed Agreements"), however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute

                                            Exhibit G to Participation Agreement

or contingent, joint or several, and whether now or hereafter existing or due or to become due, and (b) the full and prompt performance by the Equity Investor
Transferee of each and every duty, agreement, covenant, undertaking, indemnity and obligation of the Equity Investor Transferee under and in accordance with the terms of the Guaranteed Agreements, however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, and whether now or hereafter existing or due or to become due, taking into account applicable notice and grace periods. The Guarantor hereby agrees that if for any reason the Equity Investor Transferee shall fail to pay fully and promptly any amount payable under any Guaranteed Agreement, as and when the same shall become due and payable, or if the Equity Investor Transferee shall fail to perform and discharge any duty, agreement, covenant, undertaking or obligation of the Equity Investor Transferee under any Guaranteed Agreement, then the Guarantor (i) in the event of any such failure to make payment of any amount, shall promptly upon demand by any Guaranteed Party pay such amount to the Person entitled thereto, and (ii) in the event of any failure to perform and discharge any such other duty, agreement, covenant, undertaking or obligation, shall cause the same to be promptly performed and discharged. The amounts payable by, and the duties, agreements, covenants, undertakings and obligations of, the Equity Investor Transferee hereby guaranteed are hereinafter referred to collectively as the "Guaranteed Obligations" and individually as a "Guaranteed
Obligation".

          Section 2.2 Nature of Obligations. This Guaranty shall constitute a guaranty of performance and of payment and not of collection, and the Guarantor specifically agrees that it shall not be necessary, and that the Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of the Guarantor under this Guaranty or requiring payment or performance of the
Guaranteed Obligations by the Guarantor hereunder, or at any time thereafter, that any Person: (a) file suit or proceed to obtain or assert a claim for personal judgment against the Equity Investor Transferee or any other Person that may be liable for any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from the Equity
Investor Transferee or any other Person that may be liable for such Guaranteed
Obligation; (c) exercise or assert any other right or remedy to which such
Person is or may be entitled in connection with any Guaranteed Obligation or any guaranty therefor; or (d) assert or file any claim against the assets of the
Equity Investor Transferee or any other Person liable for any Guaranteed
Obligation. Notwithstanding the foregoing, no provision of this Guaranty shall be construed to avoid any notices or demands or cure periods available to the
Equity Investor Transferee under the Guaranteed Agreements, or to require the
Guarantor to pay, perform or discharge any Guaranteed Obligation prior to the time such Guaranteed Obligation is due and payable pursuant to the Guaranteed
Agreements (other than any additional time periods that may

                                            Exhibit G to Participation Agreement

be available under, or any notices and demands that may not be given or made as a result of, any Applicable Laws (including any bankruptcy laws)).

                                   ARTICLE III
                           PLACE AND MANNER OF PAYMENT

          All payments to be made by the Guarantor under this Guaranty to a
Guaranteed Party shall be paid at the address or to the account specified from time to time by notice from such Guaranteed Party to the Guarantor, or if no such account or address is specified, to such Guaranteed Party at the address provided for in Section 12 of the Participation Agreement. The Guarantor agrees that it will make all payments due hereunder in U.S. Dollars by wire transfer in immediately available funds to the party to which such payment is to be made.

                                   ARTICLE IV
                         CHARACTER OF OBLIGATIONS; ETC.

          Section 4.1 Obligations Not Affected. Except as provided in Section
8.6 hereof, the obligations of the Guarantor hereunder shall be continuing and irrevocable, absolute and unconditional, primary and original, immediate and not contingent and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by any circumstance or conditions including, without limitation, the occurrence of any one or more of the following events:

          (a) any lack of validity or enforceability of any of the Guaranteed
Obligations under the Guaranteed Agreements or any provision thereof;

          (b) any change in the time, manner or place of performance or payment of, or in any other term of, all or any of the Guaranteed Obligations or any other modification or supplement of or any consent to any departure from the terms and conditions of any of the Guaranteed Agreements;

          (c) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to the Guaranteed
Obligations;

          (d) any merger or consolidation, change, restructuring or termination of the corporate structure or existence or ownership of the Equity Investor
Transferee or the Equity Investor, or any bankruptcy, insolvency, winding up, dissolution, liquidation, receivership, or reorganization of, or similar proceedings affecting the Equity Investor

                                            Exhibit G to Participation Agreement

Transferee or its assets or any resulting release or discharge of any of the
Guaranteed Obligations;

          (e) the recovery of any judgment against any Person or any action to enforce the same;

          (f) any failure or delay in the enforcement of the obligations of any
Person under any Guaranteed Agreement or any provision thereof;

          (g) any set-off, counterclaim, deduction, defense, abatement, suspension, deferment, diminution, recoupment, limitation or termination available with respect to any Guaranteed Obligation;

          (h) the amendment to or the release of or consent to any departure from the primary or secondary obligation of any other Person with respect to any
Guaranteed Obligation;

          (i) any compromise, alteration, amendment, modification, extension, renewal, release or other change, or consent or other action, delay, omission or failure to act, in respect of any of the terms, covenants or conditions of any
Guaranteed Agreement or Guaranteed Obligation, or any other agreement or any related document referred to therein, or any assignment or transfer of any thereof;

          (j) to the maximum extent permitted by Applicable Law, any other circumstance that might otherwise constitute a legal or equitable defense available to or a discharge of a guarantor or surety with respect to any
Guaranteed Obligation;

          (k) the partial payment or performance of the Guaranteed Obligations
(whether as a result of the exercise of any right, remedy, power or privilege or otherwise) having been accepted or received; or

          (l) any default, failure or delay, whether as a result of actual or alleged force majeure, commercial impracticability or otherwise, in the performance of the Guaranteed Obligations.

          Should any money due or owing under this Guaranty not be recoverable from the Equity Investor Transferee due to any of the matters specified in
Sections 4.1(a) through (l) above, then, in any such case, such money shall nevertheless be recoverable from the Guarantor as though the Guarantor were principal debtor in respect thereof and not merely a guarantor and shall be paid by the Guarantor forthwith.

          Section 4.2 Waiver by the Guarantor. The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by Applicable Law, diligence,

                                            Exhibit G to Participation Agreement

demand for payment, filing of claims with any court, any proceeding to enforce any provision of any Guaranteed Agreement, notice of acceptance of this
Guaranty, any right to require a proceeding first against the Equity Investor
Transferee, whether to marshal any assets or otherwise, any diligence in collection or protection of or realization upon any Guaranteed Obligation, any obligation hereunder or any collateral security for any of the foregoing, any right of protest, presentment, notice or demand whatsoever, all claims of waiver, release, surrender, alteration or compromise, and all defenses (other than the defense of payment or performance by the Equity Investor Transferee), setoffs, counterclaims, recoupments, reductions, limitations, impairments or terminations, whether arising hereunder or otherwise.

          Section 4.3 Reinstatement. The Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Equity Investor Transferee is rescinded or must be otherwise restored by any of the Guaranteed Parties, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

          Section 4.4 Subrogation. Until all of the Guaranteed Obligations and
all other obligations hereunder shall have been paid or performed in full, the
Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any performance or payment made hereunder or otherwise. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the payment and performance in full of the Guaranteed Obligations and the other obligations hereunder, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to be credited and applied to the
Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Guaranteed Agreement or to be held by the Guaranteed Parties as collateral security for any Guaranteed Obligations thereafter existing.

                                    ARTICLE V
                             RIGHTS OF THIRD PARTIES

          This Guaranty is made for the benefit of, and shall be enforceable by, each Guaranteed Party and its permitted successors and assigns to the extent of its interest hereunder. This Guaranty shall not be construed to create any right in any Person other than the Guaranteed Parties or to be a contract in whole or in part for the benefit of any Person other than the Guaranteed Parties.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

                                            Exhibit G to Participation Agreement

          As of the date hereof, the Guarantor represents and warrants that:

          Section 6.1 Organization. The Guarantor is a [_____], duly organized, validly existing and in good standing under the laws of the State of [_____], and has the power and authority to enter into and perform its obligations under this Guaranty.

          Section 6.2 Due Authorization; Enforceability; Etc. This Guaranty has
been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

          Section 6.3 No Conflicts. The execution, delivery and performance by the Guarantor of this Guaranty do not and will not (i) contravene (A) any
Applicable Law binding on the Guarantor or its property, or (B) any of its organizational documents, (ii) constitute a violation of or a default under, any indenture, mortgage or other material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or its property is bound which, in any case, individually or in the aggregate, is reasonably likely to have a material adverse effect upon the Guarantor or the Guarantor's ability to perform its obligations hereunder, or (iii) require, on the part of the
Guarantor, any authorization, determination or approval or other action by, any notice to or filing or registration with, any Governmental Entity, other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given (it being understood that no representation or warranty is being made under this Section 6.3 as to any Applicable Laws relating to the Project or the Project Site).

          Section 6.4 No Litigation. There is no pending or, to the Actual
Knowledge of the Guarantor, threatened action, suit, investigation or proceeding against the Guarantor before any Governmental Entity that would, if determined adversely to it, materially, adversely affect the Guarantor's ability to perform its obligations hereunder.

          Section 6.5 Ownership. The Guarantor is the direct holder of all membership interests in the Equity Investor Transferee.

          Section 6.6 U.S. Person. The Guarantor is a "United States person"
wihtin the meaning of Section 7701(a)(30) of the Code;

          Section 6.7 Net Worth. The Guarantor has a tangible net worth of at least $50,000,000.

                                            Exhibit G to Participation Agreement

                                   ARTICLE VII
                                  MISCELLANEOUS

          Section 7.1 Amendments. Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by all Guaranteed Parties and the
Guarantor.

          Section 7.2 Notices. Any notice, request or other communication hereunder shall be given in accordance with Section 12.4 of the Participation
Agreement. Any notice, request or other communication directed to the Guarantor shall be sent to:

               [Insert Notice Information]

          Section 7.3 Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Guarantor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          Section 7.4 No Waiver. No delay on the part of any Guaranteed Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          Section 7.5 Expenses. The Guarantor shall pay, or reimburse each
Guaranteed Party for, all costs and expenses, including reasonable and documented attorneys' fees and disbursements, incurred by it in connection with the enforcement of this Guaranty.

          Section 7.6 Term. Subject to reinstatement as set forth in Section 4.3 hereof, this Guaranty shall be in full force and effect and shall not terminate with respect to any of the Guaranteed Obligations until the payment and performance finally and indefeasibly in full of all Guaranteed Obligations.

          Section 7.7 Successors and Assigns. The terms of this Guaranty shall be binding upon the Guarantor and its successors and permitted assigns and shall inure to the benefit of, and may be enforced by, the Guaranteed Parties.

                                            Exhibit G to Participation Agreement

          Section 7.8 Governing Law. This Guaranty has been delivered in the
State of New York and shall be in all respects governed by and construed in accordance with the law of the State of New York including all matters of construction, validity and performance.

          Section 7.9 Submission to Jurisdiction; Waiver of Jury Trial. (a) The
Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the
Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the
Southern District of New York) and to the nonexclusive jurisdiction of the
United States District Court for the Southern District of New York (and any
court of appeals from either thereof) for the purposes of any suit, action or other proceeding arising out of this Guaranty or the subject matter hereof brought by any of the Guaranteed Parties; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty or the subject matter hereof may not be enforced in or by such court.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY
IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION
OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTY OR THE SUBJECT MATTER HEREOF
BROUGHT BY ANY OF THE GUARANTEED PARTIES.

          Section 7.10 Provisions Subject to Applicable Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any Applicable Law, and are intended to be limited to the extent necessary so that they will not render this Guaranty or any provision hereof invalid or unenforceable under the provisions of any
Applicable Law.

          Section 7.11 Headings. The headings of the various sections of this
Guaranty are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

          Section 7.12 Further Assurances. The Guarantor will, at the
Guarantor's expense, promptly and duly execute and deliver all such documents and assurances and take such further action as may be necessary or appropriate in order to carry out more

                                            Exhibit G to Participation Agreement

effectively the intent and purpose of this Guaranty and to establish and protect the rights and remedies created hereunder.

                                            Exhibit G to Participation Agreement

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered to each Guaranteed Party as of the date first above written.

                                        [______]

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        Exhibit H to the Participation Agreement

                           [FORM OF COMPLETION NOTICE]

                             PUNA GEOTHERMAL VENTURE

                                Completion Notice

          Reference is made to the Participation Agreement (as amended, restated, supplemented or otherwise modified from time to time, the
"Participation Agreement"), dated as of May ___, 2005, among (i) Puna Geothermal
Venture (the "Lessee"), (ii) SE Puna, L.L.C. (the "Owner Lessor"), (iii)
Wilmington Trust Company, in its individual capacity (the "Trust Company"), (iv)
SE Puna Lease, L.L.C. (the "Equity Investor"), (v) AIG Annuity Insurance
Company, American General Life Insurance Company and Allstate Life Insurance
Company (each a "Noteholder" and, collectively, the "Noteholders") and (vi)
Union Bank of California, N.A., not in its individual capacity, but solely as trustee under the Indenture (the "Indenture Trustee"). Capitalized terms used herein without definition have the respective meanings specified in the
Participation Agreement.

          This Completion Notice is delivered pursuant to Section 11.2(c)(i) of the Participation Agreement. The Lessee hereby certifies that the all conditions set forth in Section 11.2(c) of the Participation Agreement to the obligations of the Equity Investor to contribute an Additional Equity Investment pursuant to
Section 11.2(b) of the Participation Agreement to the Owner Lessor and the
immediate application of such Additional Equity Investment and the Capex Account
(Debt) Deposit to payment of costs with respect to the Production Well and
Injection Well, including those protocols set forth in the Completion Test attached to the Participation Agreement as Exhibit A to Appendix A, have been met as certified by the Geothermal Consultant and Engineering Consultant on
Exhibits A and B, respectively, hereto.

                  [Remainder of Page Intentionally Left Blank]

                                        Exhibit H to the Participation Agreement

                                        PUNA GEOTHERMAL VENTURE

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated as of [__________ __], 200[__]

                                        Exhibit H to the Participation Agreement

                         Exhibit A to Completion Notice

                       Geothermal Consultant Certification

          We have made a physical inspection of the Production Well[s] and
Injection Well[s], collectively referred to as the Well Improvements. It is our professional opinion, based upon such inspection and our participation in the administration of the completion test protocols as set forth in the Completion
Tests attached as Exhibit A to Appendix A of the Participation Agreement and
referenced in the Completion Notice of which this certificate forms a part, that the Well Improvements have satisfied the requirements as set forth in the
Completion Tests.

          We hereby certify that the above statements are complete, true and accurate to the best of our knowledge.

                                        GEOTHERMEX, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated as of [__________ __], 200[_]

                                            Exhibit H to Participation Agreement

                         Exhibit B to Completion Notice

                      Engineering Consultant Certification

          We have made a physical inspection of the Production Well[s] and
Injection Well[s], collectively referred to as the Well Improvements. It is our professional opinion, based upon such inspection and our participation in the administration of the completion test protocols as set forth in the Completion
Tests attached as Exhibit A to Appendix A of the Participation Agreement and
referenced in the Completion Notice of which this certificate forms a part, that the Well Improvements have satisfied the requirements as set forth in the
Completion Tests.

          We hereby certify that the above statements are complete, true and accurate to the best of our knowledge.

                                    STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated as of [__________ __], 200[_]

                                            Exhibit I to Participation Agreement

                       PGV BASE CASE PRO FORMA ASSUMPTIONS

               FOR THE PERIOD STARTING IN 2005 AND ENDING IN 2027

I.   REVENUE ASSUMPTIONS

PLANT CAPACITY

o    2005 On-Peak Capacity:            25.5 MW

o    2006-2027 On-Peak Capacity:       28.5 MW

o    2005-2027 Off-Peak Capacity:      24.5 MW

o    2006-2027 Off-Peak Capacity:      24.5 MW

AVAILABILITY

o    97% availability factor (on and off peak)

o    1% line loss

AVOIDED COST

2005 base year starting Short Run Avoided Cost ("SRAC") forecasts are based on
HELCO's actual historic calculations and incorporate an agreed upon 5-year reference period ending on January 1, 2005.

2005 Base Year Assumptions

o    First 25 MW, On-Peak ($/KWh)        $0.919

o    First 22 MW, Off Peak ($/KWh)       $0.752

o    Additional 5 MW, On-Peak ($/KWh)    $0.676

o    Additional 5 MW, Off-Peak ($/KWh)   $0.576

o    Avoided Cost Escalation             Each component of avoided cost will be
                                         escalated at 2% per annum, (except for
                                         the additional 5MW off peak energy,
                                         which is always $0.01 less than the
                                         additional 5MW on-peak energy, per the
                                         HELCO Power Purchase Contract, as
                                         Amended)

                                            Exhibit I to Participation Agreement

II.  EXPENSE ASSUMPTIONS

($000)                                    2005    Annual Increase
------                                   ------   ---------------
Plant O&M                                $6,740         2.5%
Variable O&M                             $  910         2.5%
Property and Revenues Gen. Excise Tax    $  132         2.5%
Other G&A Expenses                       $  151         2.5%
Agent Fees                               $   15         2.5%

Terra Thermal                            1.5% * 75% of Revenues

Resource Royalties                       3% of Annual Revenues

Land Owners Rent - 2005                  $461,250

Land Owners Rent - 2006 - 2010           1.35% of revenues + fixed component
                                         of $219,000

Land Owners Rent - 2011 - 2015           1.35% of revenues + fixed component
                                         of $240,900 (10% increase)

Land Owners Rent - 2016 - 2020           1.35% of revenues + fixed component
                                         of $264,990 (10% increase)

Land Owners Rent - 2021 - 2027           1.35% of revenues + fixed component
                                         of $291,489 (10% increase)

Insurance                                Fixed Values as-per Pro-Forma

Major Maintenance                        Fixed Values as-per Pro-Forma

Additional Amounts                       Fixed Values as-per Pro-Forma

Major Maintenance Reserve Contribution   Fixed Values as-per Pro-Forma

                                            Exhibit I to Participation Agreement

III. WORKING CAPITAL ASSUMPTIONS

($000)                2004 Base                      Annual Assumption
------                ---------                      -----------------

Accounts Receivable     $1,732                       8.33% of Revenues
Accounts Payable        $  750                  8.33% of Operating Expenses
Prepaid Expenses        $  160    50% of Insurance, Property & Excise Tax, and Royalties

                                                                  Execution Copy

                                   APPENDIX A

--------------------------------------------------------------------------------

                                   DEFINITIONS

--------------------------------------------------------------------------------

                       PUNA GEOTHERMAL GENERATION PROJECT

                            APPENDIX A - DEFINITIONS

SECTION 1. GENERAL PROVISIONS

          In this Appendix A and each Operative Document (as hereinafter defined), unless otherwise provided herein or therein:

          (a) the terms set forth in this Appendix A or in any such Operative
Document shall have the meanings herein provided for and any term used in an
Operative Document and not defined therein or in this Appendix A but in another
Operative Document shall have the meaning provided for in such other Operative
Document;

          (b) any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

          (c) words importing the singular include the plural and vice versa;

          (d) words importing a gender include any gender;

          (e) a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an
Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;

          (f) a reference to any statute, regulation, rule, proclamation, ordinance or law includes all statutes, regulations, rules, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Operative Document;

          (g) a definition of or reference to any document, instrument or agreement includes any amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

          (h) a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

          (i) if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to clause (g) above, to the document, instrument or agreement as so executed and delivered;

          (j) a reference to any Person (as hereinafter defined) includes such
Person's successors and permitted assigns;

          (k) any reference to "days" shall mean calendar days unless "Business
Days" (as hereinafter defined) are expressly specified;

          (l) if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

          (m) words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

          (n) a reference to "including" shall mean including without limiting the generality of any description preceding such term, and for purposes hereof and of each Operative Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned; and

          (o) all accounting terms not specifically defined herein or in any
Operative Document shall be construed in accordance with GAAP.

SECTION 2. DEFINED TERMS

          "365(h) Election" shall have the meaning specified in Section 4.2(A)
of the Indenture.

          "Acceptable Letter of Credit Provider" shall mean a financial institution (A) with senior long-term unsecured and unguaranteed debt rated A3 or higher by Moody's

                                       2

or A- or higher by S&P, (B) the obligations of which are guaranteed by an entity with senior long-term unsecured and unguaranteed debt rated A3 or higher by
Moody's or A- or higher by S&P or (C) whose letter of credit is confirmed by an entity with senior long-term unsecured and unguaranteed debt rated A3 or higher by Moody's or A- or higher by S&P.

          "Account Bank" shall mean Bank of Hawaii.

          "Account Funds" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Accounts" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Actual Knowledge" shall mean actual knowledge of any Responsible
Officer employed by the Owner Lessor or the Lessee or any other Person, as the case may be, provided that the Owner Lessor or the Lessee or such other Person, as the case may be, shall be deemed to have "Actual Knowledge" of any matter as to which a Responsible Officer of such Person has been given notice in accordance with the Operative Documents.

          "Additional Equity Investment" shall mean the amount, if any, provided by the Equity Investor (i) (in its sole and absolute discretion) to finance all or a portion of the cost of any Modification financed pursuant to Section
11.1(a) of the Participation Agreement or (ii) pursuant to Section 11.2 (a) of the Participation Agreement.

          "Additional Security Agreement" shall have the meaning specified in
Section 2.10(B) of the Indenture.

          "Additional Senior Notes" shall have the meaning specified in Section
2.12 of the Indenture.

          "Administrative Services Agreement" shall mean the Administrative
Services Agreement, dated as of September 1, 2004, between ONI and the Lessee pursuant to which ONI provides certain services relating to the operation of the
Project.

          "Advisor to the Lessee" shall mean Societe Generale, New York Branch, acting as advisor to the Lessee.

          "Affiliate" of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or

                                       3

indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that under no circumstance shall the Trust Company be considered to be an Affiliate of any of the Owner
Lessor or the Equity Investor, nor shall any of the Owner Lessor or Equity
Investor be considered to be an Affiliate of the Trust Company.

          "After-Tax Basis" shall mean, with respect to any payment received or deemed to have been received or accrued, the amount of such payment increased so that, after deduction of the amount of all Taxes (assuming for this purpose that the recipient of such payment is subject to taxation at the highest federal and applicable state and local marginal tax rates generally applicable to persons of the same type as the recipient for the year in which such income is taxable)
required to be paid by the recipient (less any tax savings realized as a result of the payment of the indemnified amount, in each case using the same tax rate assumptions as set forth in the immediately preceding parenthetical phrase) with respect to the receipt (actual or constructive) or accrual by the recipient of such amount, such increased payment (as so reduced) is equal to the payment otherwise required to be made or deemed to have been made or accrued.

          "Allocated Rent" shall mean the amounts designated as such in, and allocable to each Rental Period set forth in Project Lease Supplement No. 1 or if executed, Project Lease Supplement No. 2.

          "Annual Operating Budget" shall have the meaning specified in Section
5.5 of the Participation Agreement.

          "Applicable Law" shall mean as to any Person, the certificate of incorporation and by-laws or the partnership agreement or other organizational or governing documents of such Person, and all applicable laws, including all
Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any arbitration board or Governmental Entity and rules, regulations, orders, ordinances and Governmental Approvals of any Governmental Entity.

          "Applicable Rate" shall mean the Prime Rate (as published in the Wall
Street Journal from time to time) plus 2% per annum.

          "Appraisal Procedure" shall mean (except with respect to the Closing
Appraisal and any appraisal undertaken to determine Fair Market Sales Value or
Fair Market Rental Value after a Lease Event of Default shall have occurred and be continuing in connection with the exercise or remedies) an appraisal conducted by an appraiser or appraisers in accordance with the procedures set forth in this definition of "Appraisal Procedure." The Equity Investor and
Lessee will consult with the intent of selecting a mutually acceptable
Independent Appraiser. If a mutually acceptable

                                       4

Independent Appraiser is selected, the Fair Market Rental Value or Fair Market
Sales Value or remaining useful life or other determination shall be determined by such Independent Appraiser. If the Equity Investor and the Lessee are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Equity Investor (or its designee), and one shall be appointed by the Lessee (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Equity Investor or the Lessee does not appoint its appraiser within 30 days after the end of the 15-day period referenced in the immediately preceding sentence, the determination of the
Independent Appraiser appointed by the other Person (if so appointed within such period) shall be conclusive and binding on the Equity Investor and the Lessee.
If the Independent Appraisers appointed by the Equity Investor and the Lessee are unable to agree upon the value, period, amount or other determination in question within 30 days after the appointment of the second of such Independent
Appraisers, such appraisers shall jointly appoint a third Independent Appraiser or, if such Independent Appraisers do not appoint a third Independent Appraiser, the Equity Investor and the Lessee shall jointly appoint the third Independent
Appraiser. In such case, the average of the determinations of the three appraisers shall be conclusive and binding on the Equity Investor and the
Lessee, unless the determination of one Independent Appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate Independent Appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Equity Investor and the Lessee.

          "Appraiser" shall mean Standard & Poor's Corporate Value Consulting.

          "Assigned Documents" shall have the meaning specified in clause 5 of the Granting Clause of the Indenture.

          "Assumption Documents" shall have the meaning set forth in Section
11.5 of the Participation Agreement.

          "Auditors" shall have the meaning specified in Section 5.4(b) of the
Participation Agreement.

          "Bank of Hawaii Control Agreement" shall mean the Deposit Account
Control Agreement and Acknowledgment of Security Interest with respect to account numbers 0003-427153 and 0003-427145 dated as of May 18, 2005 between the
Lessee, the Account Bank and the Indenture Trustee.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
1978, 11 U.S.C. Section 101 et seq.

                                       5

          "Basic Lease Term" shall have the meaning specified in Section 3.1 of the Project Lease.

          "Basic Lease Term Expiration Date" shall have the meaning specified in
Section 3.1 of the Project Lease.

          "Burdensome Termination Date" shall have the meaning specified in
Section 13.1 of the Project Lease.

          "Burdensome Termination Notice" shall have the meaning specified in
Section 13.1 of the Project Lease.

          "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in Reno, Nevada, Puna, Hawaii,
New York, New York, San Francisco, California or Wilmington, Delaware.

          "Business Interruption Insurance Proceeds" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Capex Account" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Capex Account (Debt)" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Capex Account (Debt) Deposit" shall mean $8,968,969.04.

          "Capital Lease Obligations" with respect to any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a capital lease on the balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Casualty Insurance Proceeds" shall mean any and all proceeds of any insurance (other than Business Interruption Insurance Proceeds), indemnity, warranty or guaranty paid from time to time with respect to any Event of Loss
(other than an Event of Loss described in clause (c) of the definition thereof)
or Partial Casualty, other than a Partial Casualty with respect to the seizure, condemnation, confiscation or taking of, or requisition of title to or use of any part of the Project or the Project Site by any Governmental Entity.

                                       6

          "Change of Control" shall mean ONI shall cease to own, beneficially and of record, directly or indirectly, at least 50.1% of the voting and economic interests of the Lessee.

          "Claim" shall mean any liability (including in respect of negligence
(whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding
(whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature.

          "Closing" shall have the meaning specified in Section 2.2(a) of the
Participation Agreement.

          "Closing Appraisal" shall mean the appraisal, dated the Closing Date, prepared by the Appraiser and addressed to the Equity Investor.

          "Closing Date" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" shall mean the collective reference to all real and personal property, tangible and intangible, and the proceeds thereof, subjected from time to time to the Liens intended to be created by the Lessee Security
Documents.

          "Collateral Revenues" shall have the meaning specified in clause (8)
of the Granting Clause of the Indenture.

          "Commitment" shall mean, with respect to (a) AIG Annuity Insurance
Company, $13,000,000.00, (b) American General Life Insurance Company,
$13,704,585.44 and (c) Allstate Life Insurance Company, $26,704,585.44.

          "Competitor" shall have the meaning specified in Section 7.1(b) of the
Participation Agreement.

          "Completion" shall mean the satisfaction of the Completion Tests.

          "Completion Notice" shall have the meaning set forth in Section
11.2(c)(i) of the Participation Agreement.

                                       7

          "Completion Tests" shall mean the completion tests to be conducted in respect of the Injection Well and the Production Well as set forth on Exhibit A hereto.

          "Component" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in the Project, except to the extent constituting Modifications.

          "Consents to Assignment" shall mean each of (i) the State Consent,
(ii) the State Partial Assignment Consent, (iii) the KLP Consent, (iv) KLP
Partial Assignment Consent, (v) the KLDC Consent, (vi) KLDC Partial Assignment
Consent and (vii) the HELCO Consent.

          "Cure Notice" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Damage Event" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Debt Payment Amount" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Debt Placement Agent" shall mean SG Americas Securities, LLC.

          "Debt Portion of Periodic Lease Rent" shall mean in respect of any
Rent Payment Date, the portion of Periodic Lease Rent payable on such Rent
Payment Date equal to the scheduled principal and interest due and payable on the Senior Notes on such Rent Payment Date.

          "Debt Portion of Termination Value" shall mean in respect of any determination of Termination Value or amount determined by reference to
Termination Value payable pursuant to the Operative Documents, an amount equal to the outstanding principal of, and accrued interest on, the Senior Notes on such date of determination (other than any amounts past due and any overdue interest thereon).

          "Debt Portion of Well Expenditures" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Default Notice" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Default Period" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

                                       8

          "Delivery System Grant of Easements" shall mean that certain unrecorded Delivery System Grant of Easements dated July 9, 1990, a Short Form of which, dated July 9, 1990, was recorded in the Official Records as Document
No. 90-109526; as amended by that certain Amendment To Short Form Grant of
Easements dated September 25, 1996, recorded in the Official Records as Document
No. 96-145797; and as further amended by that certain Second Amendment To Short
Form Grant of Easements dated November 7, 1996, recorded in the Official Records as Document No. 96-166499.

          "Depositary Agreement" shall mean the Depositary Agreement, dated as of May 18, 2005, among the Lessee, the Indenture Trustee, the Depositary Bank,
the Owner Lessor and the Equity Investor.

          "Depositary Bank" shall mean Union Bank of California, N.A., in its capacity as Depositary Bank under the Depositary Agreement.

          "Depositary Bank Fee Letter" shall have the meaning specified in
Section 1.2 of the Depositary Agreement.

          "Discount Rate" shall mean 8%.

          "Distribution Account" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Distribution Conditions" shall have the meaning specified in Section
1.2 of the Depositary Agreement.

          "Dollars" or the sign "$" shall mean United States dollars or other lawful currency of the United States.

          "Drawing Event" shall mean either the Junior Rent Reserve Drawing
Event, the Senior Rent Reserve Drawing Event, the Well Maintenance Reserve
Drawing Event or the Indemnity Reserve Drawing Event, as applicable, each as defined in the Depositary Agreement.

          "Early Buyout Option" shall have the meaning specified in Section 21.1 of the Project Lease.

          "EBO Amount" shall mean the excess of the EBO Price over the EBO Date
Prepaid Rent Balance.

          "EBO Date" shall mean December 30, 2010.

                                       9

          "EBO Date Prepaid Rent Balance" shall mean the amounts specified as such in Section 5 of Project Lease Supplement No. 1 or, if executed, Project
Lease Supplement No. 2.

          "EBO Price" shall mean the amounts specified as such in Section 5 of
Project Lease Supplement No. 1 or, if executed, and Project Lease Supplement No.
2.

          "Enforcement Notice" shall have the meaning specified in Section 5.1 of the Indenture.

          "Engineering Consultant" shall mean Stone & Webster, Inc. or any successor thereto that is a nationally recognized independent engineer in the power generation industry selected by the Equity Investor and, until such time as the Indenture has been terminated and fully discharged, the Indenture Trustee and reasonably acceptable to Lessee.

          "Engineering Report" shall mean the report of the Engineering
Consultant addressed to the Equity Investor and the Noteholders.

          "Environmental Condition" shall mean any physical condition or circumstance, including the presence of any Hazardous Materials, that does or reasonably could (a) require assessment, investigation, abatement, correction, removal or remediation under any Environmental Law, (b) give rise to any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any
Environmental Law, (c) create or constitute a public or private nuisance or trespass, or (d) constitute a material violation of or material non-compliance with any Environmental Law.

          "Environmental Consultant" shall mean Environmental Management
Associates.

          "Environmental Law" shall mean any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any
Governmental Entity or other Applicable Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning or relating to the regulation, use or protection of natural resources or the environment, to the protection of human health and safety as related to the environment or exposure to Hazardous Materials, or to Releases of Hazardous Materials, or
otherwise relating to the generation, use, treatment, storage, disposal, handling or transport of Hazardous Materials, as may have previously been, now are, or may at any time hereafter be, in effect.

                                       10

          "Environmental Report" shall mean a Phase I environmental assessment report dated as of February 2004, as amended on September 22, 2004 and a bringdown of such report dated as of April 4, 2005, prepared by the
Environmental Consultant, dated no earlier than sixty (60) days prior to the
Closing Date.

          "Equity Investment" shall mean $25,174,608.67.

          "Equity Investor" shall mean SE Puna Lease, L.L.C., a Delaware limited liability company.

          "Equity Investor Agreements" shall have the meaning set forth in
Section 3.4(a) of the Participation Agreement.

          "Equity Investor Guarantor" shall mean any Person that shall guaranty the obligations of an Equity Investor Transferee under the Operative Documents in accordance with Section 7.1(a) of the Participation Agreement.

          "Equity Investor Guaranty" shall mean any guaranty agreement entered into pursuant to Section 7.1(v) of the Participation Agreement guaranteeing the obligations of an Equity Investor Transferee in the form attached to the
Participation Agreement as Exhibit G.

          "Equity Investor Transferee" shall have the meaning specified in
Section 7.1(a) of the Participation Agreement.

          "Equity Investor's Commitment" shall have the meaning set forth in
Section 2.1(a)(ii) of the Participation Agreement.

          "Equity Investor's Lien" shall mean any Lien on the Indenture Estate or any part thereof arising as a result of (a) Claims against or any act or omission of the Equity Investor that are not related to, or that are in violation of, any Operative Document or the transactions contemplated thereby or that are in breach of any covenant or agreement of the Equity Investor set forth therein, (b) Taxes against the Equity Investor that are not indemnified against by the Lessee pursuant to the Equity Investor Agreements or (c) Claims against or affecting the Equity Investor arising out of the voluntary or involuntary transfer by the Equity Investor (other than transfers requested by the Lessee and except as contemplated or permitted by the Operative Documents or in connection with the exercise of remedies during the continuance of a Lease Event of Default) of the Member Interest.

          "Equity Investor's Net Economic Return" shall mean with respect to the period between the Closing Date and the expiration of the Basic Lease Term, the
Equity

                                       11

Investor's anticipated after-tax yield, aggregate after-tax lease income and aggregate after tax-lease income over the first five years of the Basic Lease
Term, using the multiple investment sinking fund method of analysis (as described in Paragraph 44 of FASB 13), computed on the basis of the same methodology and assumptions as were utilized in determining the applicable schedules of Periodic Lease Rent, Allocated Rent and Termination Values as of
the Closing Date.

          "Equity Portion of Periodic Lease Rent" shall mean for any Rent
Payment Date the difference between (a) Periodic Lease Rent scheduled to be paid under the Project Lease on such Rent Payment Date and (b) the Debt Portion of
Periodic Lease Rent as of such Rent Payment Date.

          "Equity Portion of Termination Value", in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents, shall mean an amount equal to the excess, if any, of (a) the Termination Value on the date of determination, over
(b) the Debt Portion of Termination Value.

          "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as amended.

          "ERISA Affiliate" shall mean each Person, entity, trade or business that together with Lessee is treated as a single-employer within the meaning of
Section 414(b), (c), (m) or (o) of the Code.

          "Event of Loss" shall mean, with respect to the Project, any of the following events:

          (a) loss of the Project or use thereof due to destruction of or damage to the Project that is beyond economic repair or that renders the Project unfit for normal use, as determined by the Independent Engineer;

          (b) damage to the Project that results in an insurance settlement with respect to the Project on the basis of a total loss, or an agreed constructive or a compromised total loss;

          (c) seizure, condemnation, confiscation or taking of, or requisition of title to or use of, all or a substantial part of the Project and/or Project
Site by any Governmental Entity (a "Requisition") following exhaustion of all permitted appeals or an election by the Lessee not to pursue such appeals
(provided that no such contest shall extend beyond the earlier of (i) the date which is one year after the loss of such title, or (ii) the date which is 36 months prior to the end of the Basic Lease Term or any Renewal

                                       12

Lease Term then in effect or elected by the Lessee), but, in any case involving
Requisition of use but not of title, only if such Requisition of use continues beyond the Basic Lease Term or any Renewal Lease Term then in effect or elected by the Lessee; and

          (d) if elected by the Equity Investor, and only in such case as termination of the Project Lease and transfer of the Project shall remove the basis of the regulation described below, subjection of the Owner Lessor's or the
Equity Investor's interest in the Project, any Operative Document or the Project
Lease, or any part thereof, to any rate of return regulation by any Governmental
Entity, or subjection of the Equity Investor (or any Affiliate thereof) or the
Owner Lessor to any other public utility regulation of any Governmental Entity or law that in the reasonable opinion of the Equity Investor is materially burdensome, in either case by reason of the participation of the Owner Lessor or the Equity Investor in the transactions contemplated by the Operative Documents, and not, in any event, as a result of (i) investments, loans or other business activities of the Equity Investor or its Affiliates in respect of equipment or facilities similar in nature to the Project or any part thereof or in any other electrical, steam or other energy or utility related equipment or facilities or the general business or other activities of the Equity Investor or its
Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Equity Investor or its Affiliates, (ii) a failure of the Equity Investor or any of its Affiliates to perform routine, administrative or ministerial actions, the performance of which would not subject the Equity Investor or any of its
Affiliates to any material adverse consequence (in the reasonable opinion of the
Equity Investor or such Affiliate acting in good faith) or (iii) the breach by the Owner Lessor or the Equity Investor of any covenant set forth in any
Operative Document, except in each case (x) any breach that is imputed to the
Owner Lessor or the Equity Investor by reason of its interest in the Project or
(y) if such breach shall have been caused by any breach or act, or failure to act in breach of a duty to do so, by the Lessee or any of its Affiliates, of any
covenant set forth in any Operative Document; provided that the Lessee, the
Owner Lessor and the Equity Investor agree to cooperate and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss under this clause (d) (a "Regulatory Event of Loss"), at the cost and expense of the party requesting such cooperation and so long as there shall be no adverse consequences to the Owner Lessor or the Equity Investor (or any of its Affiliates) as a result of such cooperation or the taking of reasonable measures.

          "Excepted Payments" shall mean and include (a)(i) any indemnity
(whether or not constituting Supplemental Lease Rent and whether or not a Lease
Event of Default exists) payable to either the Trust Company, the Owner Manager, the Equity Investor or the Owner Lessor or to their respective Indemnitees and successors and permitted assigns (other than the Indenture Trustee) pursuant to
Section 9.1 or 9.2 of the Participation Agreement or under the Tax Indemnity
Agreement and for which amounts are on deposit

                                       13

in a separate Indemnity Reserve Sub-Account pursuant to Section 4.8 of the
Depositary Agreement or (ii) any amount payable by the Lessee to the Owner
Lessor or the Equity Investor to reimburse any such Person for its costs and expenses in exercising its rights or complying with its obligations under the
Operative Documents and which is available for distribution to such Persons pursuant to the Depositary Agreement, (b)(i) insurance proceeds, if any, payable to the Owner Lessor under insurance separately maintained by the Owner Lessor with respect to the Project as permitted by and in accordance with the Project
Lease or (ii) proceeds of personal injury or property damage or other liability insurance maintained under any Operative Document for the benefit of the Trust
Company, the Owner Manager, the Owner Lessor or the Equity Investor, (c) any
amount payable to the Equity Investor as the purchase price of the Equity
Investor's right and interest in the Member Interest, (d) all other fees expressly payable to the Trust Company, the Owner Manager, the Equity Investor
or the Owner Lessor under the Operative Documents and which is available for distribution to such Persons pursuant to the Depositary Agreement, (e) if the
Lessee exercises its right to assume the Senior Notes, any Termination Value (or amount calculated by reference thereto) or purchase price payable by the Lessee in connection therewith and (f) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (a) through (e) above that constitute Excepted Payments.

          "Excepted Rights" shall mean the rights of the Owner Lessor and Equity
Investor described in Section 5.6 of the Indenture.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Excluded Assets" shall mean the items set forth in Schedule III hereto.

          "Excluded Taxes" shall have the meaning specified in Section 9.2(b) of the Participation Agreement.

          "Expansion Project" shall mean the "topping" and/or "bottoming" units as may be added to the Project at the sole discretion of the Lessee.

          "EWG" shall mean an exempt wholesale generator, as defined in PUHCA.

          "Fair Market Rental Value" or "Fair Market Sales Value" shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm's length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply the property or service in question, and shall, in the case of the Owner Lessor's Leasehold Interest, be determined
(except pursuant to Section 17 of the Project Lease or as

                                       14

otherwise provided below or in the Operative Documents) on the basis (a) that the conditions contained in Sections 7 and 8 of the Project Lease shall have been complied with in all respects, (b) that the lessee or buyer shall have rights in, or an assignment of, the Operative Documents to which the Owner
Lessor is a party (or in which the Owner Lessor has rights) and the obligations relating thereto and (c) that the Owner Lessor's Leasehold Interest, as the case may be, is free and clear of all Liens (other than Owner Lessor's Liens, Equity
Investor's Liens and Indenture Trustee's Liens) taking into account (y) the remaining terms of the Sublease of the Power Plant Sublease and the Sub-Sublease
of the Power Plant Sublease, and (z) in the case of the Fair Market Rental
Value, the terms of the Project Lease and the other Operative Documents. If the
Fair Market Sales Value or Fair Market Rental Value, as the case may be, of the
Owner Lessor's Leasehold Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the
Owner Lessor or the Indenture Trustee pursuant to Section 17 of the Project
Lease, such value shall be determined by an appraiser appointed solely by the
Owner Lessor on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Owner Lessor's Liens, Equity Investor's
Liens and Indenture Trustee's Liens); provided, however, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor's Leasehold Interest, Fair
Market Sales Value or Fair Market Retail Value, as the case may be, of the Owner
Lessor's Leasehold Interest shall be deemed equal to zero dollars ($0). If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value or Fair Market Rental Value, as the case may be, of the Owner Lessor's Leasehold Interest within 30 days after a request therefor has been made, the Fair Market Sales Value or Fair Market Rental Value, as the
case may be, of the Owner Lessor's Leasehold Interest shall be determined by appraisal pursuant to the Appraisal Procedure. Any fair market value determination of a spare part or Severable Modification shall take into consideration any Liens or encumbrances to which the spare part or Severable
Modification being appraised is subject and which are being assumed by the transferee, and that such spare part or Severable Modification is being transferred on an "as-is", "where-is" basis.

          "Federal Power Act" shall mean the Federal Power Act, as amended.

          "FERC" shall mean the Federal Energy Regulatory Commission of the
United States or any successor agency or predecessor agency thereto.

          "Financing Documents" shall mean the Participation Agreement, the Head
Lease, the Project Lease, the Senior Notes, the Tax Indemnity Agreement, the
Equity Investor Guaranty, if any, the Consents to Assignment, the Real Estate
Documents and the Security Documents.

                                       15

          "Financing Parties" shall mean the collective reference to the Equity
Investor, the Owner Lessor, the Initial Noteholders and the Indenture Trustee.

          "FMV Renewal Lease Term" shall have the meaning specified in Section
15.2 of the Project Lease.

          "FPPO Price" shall mean the amounts specified as such in Section 6 of
Project Lease Supplement No. 1 or, if executed, Project Lease Supplement No. 2.

          "Funding Request" shall have the meaning set forth in Section 4(s) of the Participation Agreement.

          "Future Value" shall mean, with respect to any amount, the accreted value of such amount that gives effect to the time value of money using the
Discount Rate.

          "GAAP" shall mean generally accepted accounting principles used in the
United States consistently applied and in effect from time to time.

          "Geothermal Consultant" shall mean GeothermEx or any successor thereto that is a nationally recognized independent geothermal consultant in the geothermal power generation industry selected by the Equity Investor and, until such time as the Indenture has been terminated and fully discharged, the
Indenture Trustee and reasonably acceptable to the Lessee.

          "Geothermal Generation Facility" shall mean the ten modular generating units along with three production wells, four injection wells, separation systems and auxiliary equipment, located at Kapoho, in the District of Puna,
County of Hawaii, Island of Hawaii, in the State of Hawaii together with all improvements thereto, but not including the Excluded Assets, as more fully described on Exhibit A to Head Lease Supplement No. 1.

          "Geothermal Resource" shall have the meaning set forth in the Resource
Sublease Partial Assignment.

          "Governmental Approvals" shall mean all authorizations, consents, approvals, waivers, exceptions, variances, franchises, permissions, filings, permits, orders, licenses, registrations, judgments, written interpretations, decrees, exemptions and declarations of or with any Governmental Entity and shall include those siting and operating permits and licenses, and any of the foregoing under any applicable Environmental Law, that are required for the ownership, construction, use, operation and maintenance of the Project.

          "Governmental Entity" shall mean and include any nation or government, any state or political subdivision thereof (whether federal, state or local), any court and any

                                       16

administrative agency or other regulatory body, instrumentality, authority or other entity or official thereof exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee" shall mean, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing in any manner any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, bonds or services, to take-or-pay or to maintain financial statement conditions or otherwise), (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (iii) to reimburse any Person for the payment by such Person under any letter of credit, surety, bond or other guaranty issued for the benefit of such other Person, provided that the term
"Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranty", "Guarantee" or "Guaranteed"
used as a verb has a correlative meaning.

          "Hawaii General Excise Tax" shall have the meaning specified in
Chapter 237 of the Hawaii Revised Statutes, as amended.

          "Hazardous Materials" shall mean (a) any petroleum or petroleum products, explosives, radioactive materials, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls (PCB), in each case, to the extent regulated under any Environmental Law; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants",
"contaminants" or "pollutants", or words of similar import, under any applicable
Environmental Law and any other substance regulated pursuant to any applicable
Environmental Law.

          "Head Lease" shall mean the Head Lease Agreement dated as of May 18,
2005 by and between the Head Lessor and the Head Lessee, together with any Head
Lease Supplement thereto from and after the date such Head Lease Supplement is executed and delivered by the Head Lessor and the Head Lessee.

          "Head Lease Base Term Expiration Date" shall have the meaning specified in Section 3(a) of the Head Lease.

                                       17

          "Head Lease Event of Default" shall have the meaning specified in
Section 7(a) of the Head Lease.

          "Head Lease Rent" shall mean the amounts designated as such in Head
Lease Supplement No. 1, or, if executed, Head Lease Supplement No. 2.

          "Head Lease Supplement" shall mean a Head Lease Supplement substantially in the form of Exhibit A to the Head Lease.

          "Head Lease Supplement No. 1" shall mean the Head Lease Supplement No.
1 dated as of May 18, 2005 by and between the Lessor and the Lessee.

          "Head Lease Supplement No. 2" shall mean the Head Lease Supplement No.
2 by and between the Lessor and the Lessee, relating to the Well Improvements.

          "Head Lease Term" shall have the meaning specified in Section 3(a) of the Head Lease.

          "Head Lessee" shall mean the Owner Lessor in its capacity as lessee under the Head Lease.

          "Head Lessor" shall mean PGV in its capacity as lessor under the Head
Lease.

          "HELCO" shall mean Hawaii Electric Light Company, Inc., an electric public utility company organized and existing under the laws of the State of
Hawaii.

          "HELCO Consent" shall mean Confirmation of Purchase Power Contract and
Agreement dated as of April 7, 2005 between HELCO and PGV, in form and substance satisfactory to the Participants.

          "Improvement Conditions" shall have the meaning specified in Section
8.2 of the Project Lease.

          "Indebtedness" of any Person at any date shall mean, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as Capital
Lease Obligations in respect of which such Person is liable, (v) all obligations of such Person under interest rate or currency protection agreements or other hedging instruments, (vi) all obligations of such Person to purchase securities
(or other property) which arise out of or in connection with the sale of the same or substantially similar

                                       18

securities (or property), (vii) all deferred obligations of such Person to reimburse any bank or other Person in respect of amounts paid or advanced under a letter of credit or other instrument, (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and (ix) all Indebtedness of others Guaranteed directly or indirectly by such Person or as to which such Person has an obligation substantially the economic equivalent of a Guarantee or other arrangement to assure a creditor against loss.

          "Indemnitee" shall have the meaning specified in Section 9.1(a) of the
Participation Agreement.

          "Indemnity Reserve Requirement" shall have the meaning set forth in the Depositary Agreement.

          "Indenture" shall mean the Indenture of Trust, Mortgage and Security
Agreement, dated as of May 18, 2005, between the Owner Lessor and the Indenture
Trustee, duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will issue the Senior Notes.

          "Indenture Bankruptcy Default" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become an
Indenture Event of Default under Section 4.5(F) or (G) of the Indenture.

          "Indenture Default" shall mean any event that with the giving of notice or the passage of time would become an Indenture Event of Default.

          "Indenture Estate" shall have the meaning specified in the Granting
Clause of the Indenture.

          "Indenture Event of Default" shall have the meaning specified in
Section 4.5 of the Indenture.

          "Indenture Payment Default" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become an
Indenture Event of Default under Section 4.7C of the Indenture.

          "Indenture Trustee" shall mean Union Bank of California, N.A., not in its individual capacity, but solely as Indenture Trustee under the Indenture, and each other Person who may from time to time be acting as Indenture Trustee in accordance with the provisions of the Indenture.

          "Indenture Trustee Agreements" shall have the meaning set forth in
Section 3.6(a) of the Participation Agreement.

                                       19

          "Indenture Trustee Office" shall mean the office to be used for notices to the Indenture Trustee from time to time pursuant to Section 9.4 of the Indenture.

          "Indenture Trustee's Liens" shall mean any Lien on the Indenture
Estate or any part thereof arising as a result of (a) Claims against or any act or omission of the Indenture Trustee or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the
Indenture Trustee specified therein, (b) Taxes imposed upon the Indenture
Trustee or any Affiliate thereof that are not indemnified against by the Lessee pursuant to any Operative Document, or (c) Claims against or affecting the
Indenture Trustee or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Indenture Trustee of any portion of the interest of the Indenture Trustee in the Indenture Estate, other than pursuant to the
Operative Documents.

          "Independent Appraiser" shall mean a disinterested, licensed professional appraiser of industrial property who (a) meets the personal property qualifications criteria established by the Appraisal Foundation; (b) is a member of the Appraisal Institute or holds the senior accreditation of the
American Society of Appraisers; (c) is in the regular employ, or is a principal of, a nationally recognized appraisal firm; and (d) has substantial experience in the business of evaluating facilities similar to the Project.

          "Initial Noteholders" shall mean AIG Annuity Insurance Company,
American General Life Insurance Company and Allstate Life Insurance Company.

          "Injection Well" shall mean a geothermal well to be operated as an injection well as part of the Well Improvements to be completed by December 30,
2005.

          "Insurance Consultant" shall mean Moore-McNeil LLC or any successor thereto that is a nationally recognized independent insurance consultant in the power generation industry selected by the Equity Investor and, until such time as the Indenture has been terminated and fully discharged, the Indenture Trustee and reasonably acceptable to the Lessee.

          "IRS" shall mean the Internal Revenue Service of the United States
Department of Treasury or any successor agency.

          "Junior Rent Reserve Account" shall have the meaning set forth in
Section 1.2 of the Depositary Agreement.

          "Junior Rent Reserve Requirement" shall have the meaning set forth in the Depositary Agreement.

                                       20

          "KLDC" shall mean Kapoho Land and Development Company, Limited, a
Hawaii corporation.

          "KLDC Consent" shall mean the Master Lessor's Consent to (i) Mortgage of Lessor's Interest in Master Lease, (ii) Second Amendment to Lease (Master
Lease), (iii) Certain Subleasing of the Resource Sublease, Subleasing of the
Power Plant Sublease and Sub-Granting of the Delivery System Grant of Easements,
(iv) Certain Sub-Subleasing of the Resource Sublease, Sub-Subleasing of the
Power Plant Sublease and Sub-Sub-Granting of the Delivery System Grant of
Easements and (v) Certain Assignments dated as of May 18, 2005, between KLDC as
Master Lessor and KLP as Lessor.

          "KLDC Estoppel " shall mean the Master Lessor's Estoppel, Attornment and Non-Disturbance Agreement (Master Lease), dated as of May 18, 2005, among
KLDC as Master Lessor, KLP as Lessor and PGV as Lessee.

          "KLDC Mortgage" shall mean the Real Property Mortgage, Security
Agreement and Financing Statement, dated as of May 18, 2005, by KLDC as
Mortgagor to PGV as Mortgagee.

          "KLDC Mortgage Assignment" shall mean the Assignment by Way of
Security of KLDC Real Property Mortgage, Security Agreement and Financing
Statement, by KLDC, Mortgagor, and PGV, Mortgagee, dated as of May 18, 2005, between PGV as Assignor and Owner Lessor as Assignee.

          "KLDC Mortgage Assignment (Indenture Trustee)" shall mean the
Assignment by Way of Security of Owner Lessor's Rights in KLDC Real Property
Mortgage, Security Agreement and Financing Statement, by KLDC, Mortgagor, and
PGV, Mortgagee, dated as of May 18, 2005, between Owner Lessor as Assignor and
Indenture Trustee as Assignee.

          "KLDC Partial Assignment Consent" shall mean Master Lessor's Consent to Partial Assignment of Lessee's Interest in Lease and Agreement (Master Lease)
dated as of May 18, 2005 by and among KLDC as Master Lessor, KLP as Lessor, PGV as Lessee, and PGV-II.

          "KLP" shall mean the Kapoho Land Partnership, a Hawaii limited partnership.

          "KLP Consent" shall mean Lessor's Consent to (i) Certain Subleasing of the Resource Sublease, Subleasing of the Power Plant Sublease and Sub-Granting
of the Delivery System Grant of Easements, (ii) Certain Sub-Subleasing of the
Resource Sublease, Sub-Subleasing of the Power Plant Sublease and
Sub-Sub-Granting of the Delivery System Grant of Easements and (iii) Certain
Assignments and Estoppel

                                       21

Certificate (Resource Sublease, Power Plant Sublease and Delivery System
Easements), dated as of May 18, 2005, between KLP as Lessor and PGV as Lessee.

          "KLP Mortgage" shall mean the Real Property Mortgage, Security
Agreement and Financing Statement, dated as of May 18, 2005, by KLP as Mortgagor to PGV as Mortgagee.

          "KLP Mortgage Assignment" shall mean the Assignment by Way of Security of KLP Real Property Mortgage, Security Agreement and Financing Statement, by
KLP, Mortgagor, and PGV, Mortgagee, dated as of May 18, 2005, between PGV as
Assignor to Owner Lessor as Assignee.

          "KLP Mortgage Assignment (Indenture Trustee)" shall mean the
Assignment by Way of Security of Owner Lessor's Rights in KLP Real Property
Mortgage, Security Agreement and Financing Statement, by KLP, Mortgagor, and
PGV, Mortgagee, dated as of May 18, 2005, between Owner Lessor as Assignor and
Indenture Trustee as Assignee.

          "KLP Partial Assignment Consent" shall mean Lessor's Consent to
Partial Assignment of Lessee's Interest in Lease and Agreement (Resource
Sublease) and Estoppel Certificate dated as of May 18, 2005 by and among KLP as
Lessor, PGV as Lessee, and PGV-II.

          "Lease Debt" shall mean the debt evidenced by the Senior Notes and any other debt issued as contemplated by Section 11 of the Participation Agreement.

          "Lease Debt Rate" shall mean a rate per annum equal to 6.24%.

          "Lease Default" shall mean an event that with the passage of time or the giving of notice would become a Lease Event of Default.

          "Lease Event of Default" shall have the meaning specified in Section
16 of the Project Lease.

          "Lease Rent Coverage Ratio" shall mean, with respect to each Rent
Payment Date, the ratio of (i) all Project Revenues for the six month period immediately preceding such Rent Payment Date (or, in the case of the first Rent
Payment Date, for the period from the Closing Date to the first Rent Payment
Date) less Operating Costs for such period to (ii) the amount of Periodic Lease
Rent due and payable on such Rent Payment Date.

          "Leases" shall have the meaning specified in clause 2 of the Granting
Clause of the Indenture.

                                       22

          "Lessee" shall mean PGV in its capacity as lessee under the Project
Lease.

          "Lessee Act" shall have the meaning specified in Section 5(a)(i) of the Tax Indemnity Agreement.

          "Lessee Partner(s)" shall mean individually, and collectively, ORNI 8
LLC, a Delaware limited liability company and OrPuna LLC, a Delaware limited liability company.

          "Lessee Partnership Agreement" shall mean the Third Amended and
Restated Partnership Agreement of the Lessee, dated as of June 4, 2004, entered into by the Lessee Partners as amended by Amendment No. 1 dated as of May 17,
2005.

          "Lessee Partners Interest Pledge Agreement" shall mean the Limited
Liability Company Pledge Agreement, dated as of May 18, 2005, made by ONI, as pledgor, in favor of the Owner Lessor, in form and substance satisfactory to the
Participants, duly completed, executed and delivered on the Closing Date pursuant to which ONI shall pledge its membership interests in the Lessee
Partners to the Owner Lessor.

          "Lessee Section 467 Interest" shall have the meaning specified in
Section 3.2 of the Project Lease.

          "Lessee Security Agreement" shall mean the Security Agreement, dated as of May 18, 2005, between the Lessee and the Owner Lessor, duly completed, executed and delivered on the Closing Date pursuant to which the Lessee will grant a security interest to the Owner Lessor in certain assets of the Lessee.

          "Lessee Security Documents" shall mean the Indenture, the Lessee
Partners Interest Pledge Agreement, the PGV Interests Pledge Agreement and the
Lessee Security Agreement.

          "Lessor Estate" shall mean all the estate, right, title and interest of the Owner Lessor in, to and under the Project, the Project Site, the Project
Document Interest, the Lessee Partnership Interest Pledge Agreement, the PGV
Interests Pledge Agreement and the other Operative Documents, including all funds advanced to the Owner Lessor by the Equity Investor, all installments and other payments of Periodic Lease Rent, Renewal Lease Rent, Supplemental Lease
Rent, condemnation awards, purchase price, sale proceeds, insurance proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Owner Lessor in, to and under the
Project, the Project Site, the Project Document Interest, the Lessee Partnership
Interest Pledge Agreement, the PGV Interests Pledge Agreement and the other
Operative Documents, and any of the foregoing.

                                       23

          "Lessor Section 467 Interest" shall have the meaning specified in
Section 3.2 of the Project Lease.

          "Letter of Credit Issuer" shall mean an Acceptable Letter of Credit
Provider issuing the applicable Reserve Letter of Credit.

          "Letters of Credit" shall mean, collectively, the Junior Rent Reserve
Letter of Credit, the Senior Rent Reserve Letter of Credit, the Well Maintenance
Reserve Letter of Credit and the Indemnity Reserve Letter of Credit, each as defined in the Depositary Agreement.

          "Lien" shall mean any mortgage, security deed, security title, pledge, lien (statutory or other), charge, encumbrance, lease, security interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any obligation, including any conditional sale or other title retention agreement, pledge, hypothecation, assignment, the interest of a lessor under a Capital Lease
Obligation, and any financing lease having substantially the same economic effect as any of the foregoing.

          "Limited Recourse Amount" shall mean, as of any date of determination, an amount, not to be less than zero, equal to the Future Value (determined from the Closing Date, using the Discount Rate) of the sum of the following amounts:
(i) 89% of the Head Lease Rent, minus (ii) the present value as of the Closing
Date (determined using the Discount Rate), of all of the following payments (x)
the Periodic Lease Rents from the Closing Date to the date of determination and
(y) any other amounts (including Claims) paid by the Lessee pursuant to the
Operative Documents which relates to or arises solely as a result of the related
Limited Recourse Event.

          "Limited Recourse Event" shall have the meaning set forth in Section
17.4 of the Project Lease.

          "LLC Agreement" shall mean the Limited Liability Company Agreement, dated as of May 18, 2005, between the Owner Manager and the Equity Investor pursuant to which the Owner Lessor shall be governed and administered.

          "Loan" shall mean a loan evidenced by any Senior Note.

          "Loss Proceeds Account" shall have the meaning specified in Section
1.2 of the Depositary Agreement.

          "Loss Proceeds Account Deposits" shall have the meaning specified in
Section 1.2 of the Depositary Agreement.

                                       24

          "Majority in Interest of Noteholders" as of any date of determination, shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of the Senior Notes ; provided, however, that any
Note held by the Lessee and/or any Affiliate of the Lessee shall not be considered outstanding for purposes of this definition unless the Lessee and/or such Affiliate shall hold title to all the Senior Notes outstanding.

          "Make Whole Premium" shall mean, with respect to any Senior Notes subject to redemption pursuant to the Indenture, an amount equal to the
Discounted Present Value of such Senior Notes less the unpaid principal amount of such Senior Notes; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the "Discounted Present Value" of any Senior Notes subject to redemption pursuant to the Indenture shall be equal to the discounted present value of all principal and interest payments scheduled to become due after the date of such redemption in respect of such Senior Notes, calculated using a discount rate equal to the sum of (a) the yield to maturity on the U.S. Treasury security having an interpolated final maturity equal to the remaining average life of such Senior Notes and trading in the secondary market at the price closest to par and (b) 50 basis points.

          "Master Resource Lease" shall mean the Geothermal Resources Mining
Lease No. R-2 dated as of February 20, 1981 between the State and KLP with respect to the Geothermal Resource.

          "Master Surface Lease" shall mean the Surface Lease dated as of
February 18, 1981 between KLDC and KLP.

          "Material Adverse Effect" shall mean a materially adverse effect on
(a) the business, operations, properties, assets, results of operations or financial condition of the Lessee or the Project or documents relating to the
Project, (b) the ability of the Lessee to perform its material obligations under any of the Operative Documents to which it is a party, taken as a whole, (c) the validity or enforceability of any of the Operative Documents taken as a whole or
(d) the validity or perfection of any of the Liens granted under any of the foregoing or the material rights and remedies thereto or the exercise thereof.

          "Maturity Date" shall mean December 30, 2019.

          "Member Interest" shall mean the membership interest of the Equity
Investor in the Owner Lessor.

          "Memorandum of Head Lease" shall mean the Memorandum of Head Lease, dated as of May 18, 2005, between PGV as Head Lessor and Owner Lessor as Head

                                       25

Lessee, relating to the Head Lease, as supplemented by Head Lease Supplement No.
1 and, if executed, Head Lease Supplement No. 2.

          "Memorandum of KLDC Consent" shall mean the Memorandum of Master
Lessor's Consent to (i) Mortgage of Lessor's Interest in Master Lease, (ii)
Second Amendment to Lease (Master Lease), (iii) Certain Subleasing of the
Resource Sublease, Subleasing of the Power Plant Sublease and Sub-Granting of
the Delivery System Grant of Easements, (iv) Certain Sub-Subleasing of the
Resource Sublease, Sub-Subleasing of the Power Plant Sublease and
Sub-Sub-Granting of the Delivery System Grant of Easements and (v) Certain
Assignments (Master Lease) dated as of May 18, 2005, between KLDC as Master
Lessor and KLP as Lessor.

          "Memorandum of KLDC Estoppel" shall mean the Memorandum of Master
Lessor's Estoppel, Attornment and Non-Disturbance Agreement (Master Lease),
dated as of May 18, 2005, among KLDC as Master Lessor, KLP as Lessor and PGV as
Lessee.

          "Memorandum of KLDC Partial Assignment Consent" shall mean the
Memorandum of Master Lessor's Consent to Partial Assignment of Lessee's Interest
in Lease and Agreement (Master Lease) dated as of May 18, 2005, by and among
KLDC as Master Lessor, KLP as Lessor, PGV as Lessee, and PGV-II.

          "Memorandum of KLP Consent" shall mean the Memorandum of Lessor's
Consent to (i) Certain Subleasing of the Resource Sublease, Subleasing of the
Power Plant Sublease and Sub-Granting of the Delivery System Grant of Easements,
(ii) Certain Sub-Subleasing of the Resource Sublease, Sub-Subleasing of the
Power Plant Sublease and Sub-Sub-Granting of the Delivery System Grant of
Easement and (iii) Certain Assignments, and Estoppel Certificate (Resource
Sublease, Power Plant Sublease and Delivery System Grant of Easements), dated as of May 18, 2005, between KLP as Lessor and PGV as Lessee.

          "Memorandum of KLP Partial Assignment Consent" shall mean the
Memorandum of Lessor's Consent to Partial Assignment of Lessee's Interest in
Lease and Agreement (Resource Sublease) and Estoppel Certificate dated as of May
18, 2005 by and among by KLP as Lessor, PGV as Lessee, and PGV-II.

          "Memorandum of Project Lease" shall mean the Memorandum of Project
Lease, dated as of May 18, 2005, between the Owner Lessor and the Lessee, in form and substance satisfactory to the Participants, duly completed, executed and delivered on the Closing Date, relating to the Project Lease, as supplemented by Project Lease Supplement No. 1 and, if executed, Project Lease
Supplement No. 2.

                                       26

          "Memorandum of Resource Sublease Partial Assignment" shall mean the
Memorandum of Partial Assignment of Lessee's Interest in Lease and Agreement
(Resource Sublease) dated as of May 18, 2005 between PGV as Assignor and PGV-II as Assignee.

          "Memorandum of Second Amendment to Lease (Master Lease)" shall mean the Memorandum of Second Amendment to Lease, dated as of May 18, 2005, between
KLDC as Master Lessor and KLP as Lessor.

          "Memorandum of State Consent" shall mean the Memorandum of Lessor's
Consent to Certain Subleasing and Sub-Subleasing of the Resource Sublease, the
Power Plant Sublease, Non-Disturbance and Attornment Agreement and Estoppel
Certificate (State Lease), dated as of May 18, 2005, between the State of Hawaii as Lessor and PGV as Lessee.

          "Memorandum of State Partial Assignment Consent" shall mean the
Memorandum of the Lessor's Consent to Partial Assignment of Lessee's Interest in
Lease and Agreement (State Lease) dated as of dated as of May 18, 2005 by and among the State of Hawaii, PGV and PGV-II.

          "Memorandum of Sub-Grant of Delivery System Grant of Easements" shall mean the Memorandum of Sub-Grant of Delivery System Grant of Easements, dated as of May 18, 2005, between PGV as Subgrantor and Owner Lessor as Subgrantee.

          "Memorandum of Sublease of Power Plant Sublease" shall mean the
Memorandum of Sublease of Power Plant Sublease, dated as of May 18, 2005, between PGV as Sublessor and Owner Lessor as Sublessee.

          "Memorandum of Sublease of Resource Sublease" shall mean the
Memorandum of Sublease of Resource Sublease dated as of May 18, 2005, between
PGV as the Sublessor, and Owner Lessor as Sublessee.

          "Memorandum of Sub-Sub-Grant of Delivery System Grant of Easements"
shall mean the Memorandum of Sub-Sub-Grant of Delivery System Grant of
Easements, dated as of May 18, 2005, between PGV as Subgrantee and Owner Lessor as Subgrantor.

          "Memorandum of Sub-Sublease of Power Plant Sublease" shall mean the
Memorandum of Sub-Sublease of Power Plant Sublease, dated as of May 18, 2005, between Owner Lessor as Sub-Sublessor and PGV as Sub-Sublessee.

          "Memorandum of Sub-Sublease of Resource Sublease" shall mean the
Memorandum of Sub-Sublease of Resource Sublease dated as of May 18, 2005, between Owner Lessor as Sub-Sublessor, and PGV as Sub-Sublessee.

                                       27

          "Memorandum of Third Amendment to Lease (Resource Sublease)" shall mean the Memorandum of Third Amendment to Lease, dated as of May 18, 2005, between KLP as Lessor and PGV as Lessee.

          "Minimum Credit Rating" shall mean with respect to (i) any senior long-term unsecured securities of any Person or (ii) if such Person does not have any such rated securities, a general unsecured credit rating of such
Person, in each case, which ratings shall be at least BBB- by S&P and Baa3 by
Moody's.

          "Modifications" shall mean an addition, alteration, betterment, improvement or enlargement of the Project, including any Required Modifications and Optional Modifications.

          "Monthly Determination Date" shall have the meaning specified in
Section 1.2 of the Depositary Agreement.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Nonseverable Modifications" shall mean any Modification that is not a
Severable Modification.

          "Noteholder" shall mean any holder from time to time of an outstanding
Senior Note.

          "Notice of Action" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Obsolescence Termination Date" shall have the meaning specified in
Section 14.1 of the Project Lease.

          "Offer" shall have the meaning as provided in Section 17.1(e) of the
Project Lease.

          "Offer Price" shall have the meaning as provided in Section 17.1(e) of the Project Lease.

          "Officer's Certificate" shall mean with respect to any Person, a certificate signed (a) in the case of a corporation or limited liability company, by the Chairman of the Board, the President, or a Vice President of
such Person or any Person authorized by or pursuant to the organizational documents, the bylaws or any resolution of the board of directors, shareholders, members, board of managers, or executive committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such
Person in respect of any of the Operative Documents, (b) in the case of a partnership, by

                                       28

the Chairman of the Board of Directors, or the President or any Vice President
of a corporate general partner (and, in the case of the Lessee, which shall be
Responsible Officers of the Lessee), and (c) in the case of the Trust Company or the Indenture Trustee, a certificate signed by a Responsible Officer of the
Trust Company or the Indenture Trustee, as the case may be.

          "ONI" shall mean Ormat Nevada Inc., a Delaware corporation.

          "ONI Consent" shall mean the Consent and Agreement dated as of May 18,
2005 between ONI and PGV with respect to the Administrative Services Agreement.

          "Operating Costs" means, for any period and with respect to the
Lessee, cash amounts incurred and paid by the Lessee for the operation, administration and maintenance of the Project or any portion thereof, including premiums for insurance policies, major maintenance expenditures as set forth in the applicable Annual Operating Budget, amounts funded into the Well Maintenance
Reserve Account (but excluding amounts paid out therefrom) and other expenditures in respect of well maintenance costs of obtaining any other materials, supplies or services for the Project, utilities, costs of maintaining, renewing and amending governmental permits, franchise, licensing, property, real estate, sales and excise taxes (excluding federal or state income taxes), general and administrative expenses (including all royalties and rents), employee salaries, wages and other employment-related costs, business management and administrative services fees (including costs associated with the
Administrative Services Agreement), costs required to be paid by Lessee under any Operative Document (other than scheduled Periodic Lease Rent), legal and other Transaction Costs and all other fees payable to the Noteholders (other than amounts constituting scheduled Periodic Lease Rent), and all other fees and expenses necessary for the continued operation and maintenance of the Project and the conduct of the business of the Lessee. Operating Costs shall not include
(i) capital expenditures (including expenditures referred to under
"Alterations"), (ii) payments for restoration or repair of the Project from the
Loss Proceeds Account or (iii) Permitted Investments.

          "Operative Documents" shall mean the collective reference to the
Financing Documents and the Project Documents.

          "Optional Modification" shall have the meaning specified in Section
8.2 of the Project Lease.

          "Overdue Rate" shall mean the Lease Debt Rate plus 2%.

          "Owner Lessor" shall mean SE Puna, LLC in its capacity as lessor under the Project Lease.

                                       29

          "Owner Lessor Assignment of Head Lease" shall mean Assignment By Way of Security of Head Lease dated as of May 18, 2005, by the Owner Lessor to
Indenture Trustee.

          "Owner Lessor Assignment of Project Lease" shall mean Assignment By
Way of Security of Project Lease dated as of May 18, 2005 by the Owner Lessor to
Indenture Trustee.

          "Owner Lessor Assignment of Sub-Grant of Delivery System Grant of
Easements" shall mean the Assignment by Way of Security of Owner Lessor's Rights
in Sub-Grant of Delivery System Grant of Easements, dated as of May 18, 2005, by
Owner Lessor as Assignor to Indenture Trustee as Assignee.

          "Owner Lessor Assignment of Sublease of Power Plant Sublease" shall mean the Assignment by Way of Security of Owner Lessor's Rights in Sublease of
Power Plant Sublease, dated as of May 18, 2005, by Owner Lessor as Assignor to
Indenture Trustee as Assignee.

          "Owner Lessor Assignment of Sublease of Resource Sublease" shall mean
Assignment by Way of Security of Owner Lessor's Rights in Sublease of Resource
Sublease (Owner Lessor to Indenture Trustee) dated as of May 18, 2005 by Owner
Lessor as Assignor for the benefit of the Indenture Trustee as Assignee.

          "Owner Lessor's Account" shall mean the Account No. 069429-000 maintained by the Owner Lessor with Wilmington Trust Company, ABA# 0311-000-92,
Ref: PUNA Geothermal Venture, Attention: Tracy McLamb or such other account of the Owner Lessor, as the Owner Lessor may from time to time specify in a notice to the Indenture Trustee pursuant to Section 9.4 of the Indenture.

          "Owner Lessor's Leasehold Interest" shall mean all right, title and interest of the Owner Lessor in and to the Project under the Head Lease.

          "Owner Lessor's Lien" shall mean any Lien on the Indenture Estate or any part thereof arising as a result of (a) Claims against or any act or omission of the Owner Lessor or the Trust Company or Affiliate thereof that are not related to, or that are in violation of, any Operative Document or the transactions contemplated thereby or that are in breach of any covenant or agreement of the Owner Lessor or the Equity Investor specified therein, (b)
Taxes imposed upon the Owner Lessor or the Equity Investor or any Affiliate
thereof that are not indemnified against by the Lessee pursuant to any Operative
Document, or (c) Claims against or affecting the Owner Lessor or the Equity
Investor or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Owner Lessor or the Equity Investor of any portion of the interest of the Owner Lessor, or the

                                       30

Equity Investor in the Owner Lessor's Leasehold Interest, other than transfers requested by the Lessee or pursuant to the Operative Documents or in connection with the exercise of remedies during the continuance of a Lease Event of
Default.

          "Owner Manager" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as independent manager under the LLC Agreement and each other Person that may from time to time be acting as independent manager in accordance with the provisions of the LLC
Agreement.

          "Partial Casualty" shall mean any loss of any part of the Project or use thereof due to destruction or damage or seizure, condemnation, confiscation or taking of or requisition of title to or use of, any part of the Project or, if it prevents the Lessee from operating or maintaining any part of the Project or the Project Site by any Governmental Entity that does not constitute an Event of Loss.

          "Participants" shall mean the Equity Investor and the Noteholders.

          "Participation Agreement" shall mean the Participation Agreement, dated as of May 18, 2005, among the Lessee, the Owner Lessor, Trust Company, in its individual capacity, the Equity Investor, the Initial Noteholders and the
Indenture Trustee.

          "Payment Accounts" shall have the meaning set forth in Section 1.2 of the Depositary Agreement.

          "Periodic Lease Rent" shall mean the amounts designated as such in, and payable on each Rent Payment Date set forth in Schedule 1 to Project Lease
Supplement No. 1, or if executed, Project Lease Supplement No. 2 or any other
Project Lease Supplement executed and delivered by the Owner Lessor and the
Lessee.

          "Permitted Encumbrances" shall mean all matters shown as exceptions on
Schedule B to each of the Title Policies as approved by the Indenture Trustee and the Equity Investor and as in effect on the Closing Date.

          "Permitted Indebtedness" shall have the meaning specified in Section
5.14 of the Participation Agreement.

          "Permitted Investments" shall mean an investment in any of the following: (i) direct obligations of the Department of the Treasury of the
United States of America; (ii) obligations of any federal agencies which obligations are backed by the full faith and credit of the United States of
America; (iii) commercial paper rated in at least two top tier ratings categories by Moody's or S & P; (iv) auction rate securities rated in any one of the two highest rating categories by Moody's or S & P; (v) investment agreements with banks

                                       31

(foreign and domestic), broker/dealers, and other financial institutions rated at the time of bid in any one of the three highest rating categories by Moody's and S & P; (vi) repurchase agreements with banks (foreign and domestic), broker/dealers, and other financial institutions rated at the time of bid in any one of the three highest rating categories by Moody's and S&P, provided, that
(1) collateral is limited to the securities specified in clauses (i) and (ii)
above, (2) the margin levels for collateral must be maintained at a minimum of
102% including principal and interest, (3) the Collateral Agent shall have a first priority perfected security interest in the collateral, (4) the collateral will be delivered to a third party custodian, designated by the Issuer, acting for the benefit of the Collateral Agent and all fees and expenses related to collateral custody will be the responsibility of the Issuer, (5) the collateral must have been or will be acquired at the market price and marked to market weekly and collateral level shortfalls cured within 24 hours and (6) unlimited right of substitution of collateral is allowed provided that substitution collateral must be permitted collateral substituted at a current market price and substitution fees of the custodian shall be paid by the Issuer; and (vii)
money market funds rated "AAAm" or "AAAm-G" or better by S&P.

          "Permitted Liens" shall mean (a) the interests of the Lessee, the
Equity Investor, the Owner Lessor and the Indenture Trustee under any of the
Operative Documents, (b) all Owner Lessor's Liens, Equity Investor's Liens and
Indenture Trustee's Liens, (c) the reversionary interests of the Lessee in the
Project Site, (d) Liens for (i) taxes, assessments or governmental charges not delinquent and that remain payable without penalty or (ii) taxes, assessments or governmental charges being contested in good faith, if the Lessee has established adequate reserves in the Operating Account or the Distribution
Account for such taxes, (e) suppliers', vendors', workmen's, repairmen's, employee's, mechanics', materialmen's, construction or other like Liens arising in the ordinary course of business for amounts the payment of which is either
(i) not yet delinquent or (ii) being contested in good faith, if (1) the Lessee has established adequate reserves in the Operating Account or the Distribution
Account for the discharge of such Liens and (2) such proceedings do not involve a material risk of the sale, forfeiture or loss of the Project, the Project Site or the Project Document Interest (or any material part of any thereof) or are bonded for the amount required under Applicable Law to release any such Liens and, in either case, will not result in the imposition of any criminal liability or any material civil liability against the Owner Lessor, the Equity Investor or the Indenture Trustee, (f) pre-judgment Liens for claims against the Lessee which are contested in good faith and Liens arising out of judgments or awards against the Lessee with respect to which an appeal or proceeding for review is being prosecuted in good faith and to which a stay of execution has been obtained pending such appeal or review and so long as such proceedings do not involve a material risk of the sale, forfeiture or loss of the Project, the
Project Site or the Project Document Interest (or any material part of any thereof) and are bonded for the amount required under Applicable

                                       32

Law to release any such Liens and will not result in the imposition of any criminal liability or any material civil liability against the Owner Lessor, the
Equity Investor or the Indenture Trustee, (g) Permitted Encumbrances, other than the Liens listed on Schedule 3.1(h)(i) to the Participation Agreement, (h) Liens
to secure Permitted Indebtedness, (i) Liens listed on Schedule 3.1(h)(i) to the
Participation Agreement, (j) such defects, easements, rights of way, restrictions, physical irregularities and statutory liens that do not legally or operationally impair the value or utility of the Project and that do not individually or in the aggregate impair the value of the security interests granted under the Operative Documents, (k) liens in connection with worker's compensation, unemployment insurance or other social security or pension obligations and (l) other Liens incidental to the conduct of the Lessee's business (other than for borrowed money) which do not in the aggregate materially impair the operation of the Lessee's business and which, could not reasonably be expected to result in a claim against the Lessee or the Project in excess of $500,000.

          "Person" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or Governmental Entity.

          "PGV" shall mean Puna Geothermal Venture, an Hawaii general partnership.

          "PGV Interests Pledge Agreement" shall mean the Partnership Pledge
Agreement, dated as of May 18, 2005, made by the Lessee Partners, as pledgor, in favor of the Owner Lessor, in form and substance satisfactory to the
Participants, duly completed, executed and delivered on the Closing Date pursuant to which the Lessee Partners shall pledge their partnership interests in the Lessee to the Owner Lessor.

          "PGV-II" shall mean PGV-II Inc., a Delaware corporation.

          "Phase II Project" shall mean the separate geothermal generation project that may be constructed by ONI, PGV-II or an Affiliate thereof (other than PGV), adjacent to the Project, which, together with the Project, has a projected output of up to approximately 60 MW.

          "Plan" shall mean (a) any "employee benefit plan" (as defined in
Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) any "plan" (as defined in section 4975(e)(l) of the Code) that is subject to section 4975 of the Code, (c) any other plan or arrangement that is subject to federal, state, local, non-United States or other laws or regulations that are substantially similar to such provisions of ERISA or the Code, and (d) any entity the underlying assets of which may be deemed to hold such plans' assets.

                                       33

          "Pledgor" shall mean ONI, as pledgor under the Lessee Partners
Interest Pledge Agreement.

          "Power Plant Sublease" shall mean the Power Plant Sublease, dated as of July 9, 1990, by and between KLP as Lessor and Lessee as Lessee.

          "Power Purchase Agreement" or "PPA" shall mean the Purchase Power
Contract for Unscheduled Energy Made Available from a Qualifying Facility, dated as of March 24, 1986, as amended, restated, supplemented or modified from time to time, between the Lessee (as successors in interest to Thermal Power Company)
and HELCO, including the Interim Agreement entered into in connection therewith dated as of December 15, 2004.

          "Power Purchaser" shall mean Hawaiian Electric Light Company, the public utility on the island of Hawaii.

          "PPA Period" shall mean the period during which the Power Purchase
Agreement is in effect.

          "Pricing Assumptions" shall mean the "Pricing Assumptions" attached as
Annex A to the Participation Agreement.

          "Production Well" shall mean a geothermal well to be operated as a production well as part of the Well Improvements to be completed by December 30,
2005.

          "Project" shall mean that certain Geothermal Generation Facility consisting of ten modular generating units along with three production wells, four injection wells, separation systems and auxiliary equipment, located at
Kapoho, in the District of Puna, County of Hawaii, Island of Hawaii, in the
State of Hawaii together with all improvements thereto, including Nonseverable
Modifications thereto, but not including the Excluded Assets.

          "Project Document Interest" shall mean all right, title and interest of the Lessee in the Project Documents collaterally assigned to the Owner Lessor pursuant to the Lessee Security Agreement.

          "Project Documents" shall mean (i) the Power Purchase Agreement, (ii)
the Administrative Services Agreement, (iii) the Transmission Agreements, (iv)
the Power Plant Sublease, (v) the Delivery System Grant of Easements, (vi) the
Resource Sublease, (vii) the Lessee Partnership Agreement, (viii) the TPC
Royalty Contract, (ix) the

                                       34

Resource Sublease Partial Assignment, (x) the KLDC Partial Assignment Consent,
(xi) the KLP Partial Assignment Consent, and (xii) the State Partial Assignment
Consent.

          "Project Lease" shall mean the Project Lease Agreement dated as of May
18, 2005 by and between the Lessor and the Lessee, together with any Project
Lease Supplement thereto from and after the date such Project Lease Supplement is executed and delivered by the Lessor and the Lessee.

          "Project Lease Supplement" shall mean a Project Lease Supplement substantially in the form of Exhibit A to the Project Lease.

          "Project Lease Supplement No. 1" shall mean a Project Lease Supplement
No. 1 dated as of May 18, 2005 by and between the Lessor and the Lessee.

          "Project Lease Supplement No. 2" shall mean a Project Lease Supplement
No. 2 by and between the Lessor and the Lessee, relating to the Well
Improvements.

          "Project Lease Term" shall mean the term of the Project Lease, including the Basic Lease Term and all Renewal Lease Terms.

          "Project Revenues" shall mean all of the following, without duplication, received by the Lessee: (i) all income, revenues, payments, proceeds, amounts and cash receipts, except for the proceeds received under the
Head Lease on the Closing Date, (ii) proceeds of any Business Interruption
Insurance; (iii) all payments received by the Lessee under the Power Purchase
Agreement and any other Project Documents, (iv) the cash proceeds (net of customary transaction costs) of any sale, transfer or other disposition of any asset by the Lessee, (v) any payments in respect of refunds of Taxes, (vi) all other revenues from the operation of the Project; and (vi) the investment income on amounts in the Accounts (but solely to the extent deposited in the Revenue
Account); all as determined on a cash basis; provided, however, that Project
Revenues shall not include any Casualty Insurance Proceeds or Requisition
Proceeds.

          "Project Site" shall mean (i) the parcels of land described in Exhibit
A to the Power Plant Sublease and all rights of way, easements, rights, privileges, permits and other appurtenances to such parcels and (ii) the easement rights in the parcel of land described Exhibit A to the Delivery System
Grant of Easements and all rights of way, easements, rights, privileges, permits and other appurtenances to such parcels.

          "Projected Lease Rent Coverage Ratio" shall mean, with respect to each
Rent Payment Date, the ratio of (i) all Project Revenues projected for the six month period immediately following such Rent Payment Date less Operating Costs projected for such

                                       35

period to (ii) the amount of Periodic Lease Rent due and payable on the next succeeding Rent Payment Date.

          "Projections" shall mean the detailed financial projections for the
Project covering the period from the Closing Date through the end of the Basic
Lease Term demonstrating that for the period from the Closing Date to the end of the Basic Lease Term, the average Lease Rent Coverage Ratio will be at least
1.50 to 1.00 and the minimum Lease Rent Coverage Ratio will be at least 1.40 to
1.00, as annexed to the Engineering Report.

          "Proportional Rent" shall mean the product of the Head Lease Rent multiplied by the percentage set forth for such Rental Period in Schedule 2 to
Project Lease Supplement No. 1 or, if executed, Project Lease Supplement No. 2 under the caption "Proportional Rent Percentage".

          "Prudent Industry Practice" shall mean, at a particular time, either
(a) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive geothermal power generating industry operating in the United States at such time, or (b) with respect to any matter to which the practices referred to in clause (a) do not apply, any of the practices, methods and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good competitive electric generation business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties, the requirements of insurance policies and the requirements of governmental bodies of competent jurisdiction.

          "PUHCA" shall mean The Public Utility Holding Company Act of 1935, as amended.

          "Purchase Date" shall mean the EBO Date or the last day of the Basic
Lease Term, as applicable.

          "Qualifying Cash Bid" shall have the meaning specified in Section 13.2 of the Project Lease.

          "Real Estate Documents" shall mean each of the documents specified in
Schedule I hereto.

                                       36

          "Reasonable Basis" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with
Formal Opinion 85-352 issued by the Standing Committee on Ethics and
Professional Responsibility of the American Bar Association (or any successor to such opinion).

          "Rebuilding Closing Date" shall have the meaning specified in Section
10.3(c) of the Project Lease.

          "Rebuilding Start Date" shall have the meaning specified in Section
10.3(a) of the Project Lease.

          "Redemption Date" shall mean, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Indenture or the respective Note, which date shall be a Termination Date.

          "Registrar", with respect to the Senior Notes, shall have the meaning specified in Section 2.8 of the Indenture.

          "Regulatory Event of Loss" shall have the meaning specified in clause
(d) of the definition of "Event of Loss."

          "Related Party" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; provided that the
Owner Manager, the Owner Lessor and the Equity Investor shall not be treated as
Related Parties to each other except that the Owner Lessor and the Owner Manager shall be treated as a Related Party to the Equity Investor to the extent that the Owner Lessor or the Owner Manager acts or omits to act at the written direction or with the written consent of the Equity Investor.

          "Release of Hazardous Materials" shall mean the release of any
Hazardous Material into or upon or under any land or water or air, or otherwise into the indoor or outdoor environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

          "Removable Modification" shall have the meaning specified in Section
8.3 of the Project Lease.

          "Renewal Lease Rent" shall mean the lease rent payable during the
Wintergreen Renewal Lease Term or any FMV Renewal Lease Term, in each case as determined in accordance with Section 15.4 of the Project Lease.

                                       37

          "Renewal Lease Term" shall mean the Wintergreen Renewal Lease Term or any FMV Renewal Lease Term.

          "Rent" shall mean Periodic Lease Rent, Renewal Lease Rent and
Supplemental Lease Rent.

          "Rent Payment Date" shall mean each June 30 and December 30, during the Project Lease Term, commencing on June 30, 2005.

          "Rental Period" shall mean each full or partial taxable year during the Project Lease Term.

          "Replacement Component" shall have the meaning specified in Section
7.2(a) of the Project Lease.

          "Replacement Contract" shall mean any contract entered into as contemplated by Section 16(j) of the Project Lease to replace any Project
Document (other than the PPA) that is in default by a party thereto (other than the Lessee), such contract and the parties to such contract to be reasonably satisfactory to the Equity Investor and the Indenture Trustee.

          "Replacement PPA" shall mean any power purchase agreement entered into in replacement of the PPA following a default by HELCO thereunder, which replacement agreement shall be on terms and conditions substantially similar to the PPA and reasonably satisfactory to the Equity Investor and the Indenture
Trustee.

          "Request Letter" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Required Modification" shall have the meaning specified in Section
8.1 of the Project Lease.

          "Requisition" shall have the meaning specified in clause (c) of the definition of "Event of Loss."

          "Requisition Proceeds" shall mean any and all payments (in any form whatsoever) made or paid from time to time in connection with any seizure, condemnation, confiscation or taking of, or requisition of title to or use of any portion of the Project or the Project Site by any Governmental Facility.

          "Reserve Letter of Credit" shall mean one or more irrevocable, direct pay letters of credit issued by the Letter of Credit Issuer in favor of the
Depositary Bank with (i) reimbursement obligations with respect thereto being the obligations of any Person

                                       38

other than the Lessee, (ii) an aggregate stated amount equal to an amount when added to the amounts on deposit in the Senior Rent Reserve Account, the Junior
Rent Reserve Account, the Well Maintenance Reserve Account or the Indemnity
Reserve Account, as applicable, equal the Senior Rent Reserve Requirement,
Junior Rent Reserve Requirement, the Well Maintenance Reserve Requirement or the
Indemnity Reserve Requirement, respectively, on any given date and (iii) that is drawable at an office of the Letter of Credit Issuer or a confirming bank in New
York City upon presentation of a drawing certificate pursuant to which the beneficiary thereof certifies that the applicable Drawing Event has occurred and is continuing, each of which shall (A) permit a drawing thereon by the
Depositary Bank (a) if such Letter of Credit is not extended or replaced at least 30 days prior to its expiration, (b) if such Letter of Credit is not replaced within 30 days following the date of any downgrade of the credit rating of the Letter of Credit Issuer below that provided in the definition of
Acceptable Letter of Credit Provider and (c) upon the occurrence of the applicable Drawing Event and (B) provide for an automatic draw of the entire undrawn amount thereof if the applicable Letter of Credit Issuer shall not have extended such Letter of Credit or received notice from the Depositary Bank or the Owner Lessor of the replacement of such Letter of Credit at least 30 days prior to its expiration.

          "Resource Sublease" shall mean the Lease and Agreement dated as of
March 1, 1981, between KLP and the Lessee (as assignee of Dillingham Corporation and Thermal Power Company pursuant to an Assignment of Lease and Agreement, dated as of May 3, 1982) with respect to the Geothermal Resource, including the
Amendment to Lease and Agreement dated as of July 9, 1990 between KLP and the
Lessee and the Second Amendment to Lease and Agreement dated as of December 31,
1996 between KLP and the Lessee, provided, however, that the term "Resource
Sublease" excludes the bifurcated subleasehold estate created in favor of, and held by, PGV-II pursuant to the Resource Sublease Partial Assignment."

          "Resource Sublease Partial Assignment" shall mean the Partial
Assignment of Lessee's Interest in Lease and Agreement (Resource Sublease) dated as of May 18, 2005 by and between PGV and PGV-II.

          "Responsible Officer" shall mean (a) with respect to any Person (other than the Owner Lessor, the Lessee, the Depositary Bank and the Indenture
Trustee), any official thereof having responsibility for the administration of the Transaction, (b) with respect to the Owner Lessor, any officer in the
Corporate Trust Administration Department of the Trust Company (or a successor group of the Owner Manager) having responsibility for the administration of the
Transaction, (c) with respect to the Lessee, the President or any Vice President or any officer of the sole member of the Lessee Partners or any other Person or
Persons authorized to act on behalf of the Lessee by the Lessee Partners or the sole member of the Lessee Partners (with written notice to the Equity

                                       39

Investor and, so long as the Lien of the Indenture shall not have been terminated and fully discharged, the Indenture Trustee), and (d) with respect to each of the Depositary Bank or the Indenture Trustee, any officer within the corporate trust department of any of the aforementioned parties, including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer or any other officer of any of the aforementioned who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Operative Documents to which the Depositary Bank or the
Indenture Trustee may be a party.

          "Revenue Account" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "S&P" shall mean Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc., or any successor thereto.

          "Scheduled Closing Date" shall mean May 19, 2005, or any date set for the Closing in a notice of postponement pursuant to Section 2.3(a) of the
Participation Agreement.

          "SEC" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the Closing Date such Commission is not existing and performing the duties now assigned to it under the Securities Exchange Act, then the body performing such duties at such time.

          "Second Amendment to Lease (Master Lease)" shall mean the Second
Amendment to Lease, dated as of May 18, 2005, between KLDC as Master Lessor and
KLP as Lessor.

          "Section 467 Interest" shall mean and include the Lessor Section 467
Interest and the Lessee Section 467 Interest.

          "Section 467 Loan" shall mean any loan arising under and pursuant to
Section 467 of the Code in connection with the Project Lease.

          "Secured Indebtedness" shall have the meaning specified in Section
1(B) of the Indenture.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

                                       40

          "Security Documents" "shall mean, collectively, each of the documents specified on Schedule II hereto.

          "Senior Note Register" shall have the meaning specified in Section 2.8 of the Indenture.

          "Senior Notes" shall mean each of the Senior Notes, together with each note issued in exchange, substitution or replacement therefor pursuant to
Section 2.8 or 2.9 of the Indenture.

          "Senior Rent Reserve Account" shall have the meaning specified in
Section 1.2 of the Depositary Agreement.

          "Senior Rent Reserve Requirement" shall have the meaning set forth in
Section 1.2 of the Depositary Agreement.

          "Severable Modification" shall mean any Modification that can be removed without causing material damage to the Project.

          "Significant Lease Default" shall mean any of: (a) the failure by
Lessee to make any payment of Rent after the same shall have become due and payable and (b) any event or circumstance that is, or with the passage of time or the giving of notice or both would become, a "Lease Event of Default" under clause (i), (j) or (k) of Section 16 of the Project Lease.

          "Significant Partial Casualty" shall mean a Partial Casualty, the cost of repair and/or replacement of which is equal or greater than seventy percent
(70%) of the full replacement value of the Project (based on true replacement prices available to the Lessee as an Affiliate of the equipment manufacturer).

          "Solvent" shall mean, with respect to a proposed Equity Investor
Transferee and its Subsidiaries considered as a whole, based on a pro forma balance sheet, that (i) the assets and the property of the Equity Investor
Transferee and its Subsidiaries, considered as a whole, exceed the aggregate liabilities (including contingent and unliquidated liabilities) of the Equity
Investor Transferee and its Subsidiaries, considered as a whole, (ii) after giving effect to the assignment contemplated in Section 7.1 of the Participation
Agreement, the Equity Investor Transferee and its Subsidiaries, considered as a whole, will not be left with unreasonably small capital, and (iii) after giving effect to the assignment contemplated in Section 7.1 of the Participation
Agreement, the Equity Investor Transferee and its Subsidiaries, considered as a whole, are able to both service and pay their liabilities as they mature. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed as the amount that, in

                                       41

light of all the facts and circumstances existing at such time, represents the amount that is likely to become an actual or matured liability.

          "Special Power of Attorney (Owner Lessor to Indenture Trustee)" shall mean the Special Power of Attorney dated May 18, 2005, by which the Owner Lessor appoints Indenture Trustee its true and lawful attorney-in-fact.

          "Special Power of Attorney (PGV to Owner Lessor)" shall mean the
Special Power of Attorney dated May 18, 2005, by which PGV appoints Owner Lessor its true and lawful attorney-in-fact.

          "State Consent" shall mean the Lessor's Consent to Certain Subleasing and Sub-Subleasing of the Power Plant Sublease, Non-Disturbance and Attornment
Agreement and Estoppel Certificate, dated as of April 1, 2005, by and between the State of Hawaii and the Lessee, in form and substance satisfactory to the
Participants.

          "State Partial Assignment Consent" shall mean Lessor's Consent to
Partial Assignment of Lessee's Interest in Lease and Agreement (State Lease)
dated as of April 1, 2005, by and among the State of Hawaii as Lessor, PGV as
Sublessee and PGV-II.

          "Statement Date" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Statement Period" shall have the meaning specified in Section 1.2 of the Depositary Agreement.

          "Sub-Grant of Delivery System Grant of Easements" shall mean the
Sub-Grant of Delivery System Grant of Easements, dated as of May 18, 2005, between PGV as Subgrantor and Owner Lessor as Subgrantee.

          "Sublease of Power Plant Sublease" shall mean the Sublease of Power
Plant Sublease, dated as of May 18, 2005, between PGV as Sublessor and Owner
Lessor as Sublessee.

          "Sublease of Resource Sublease" shall mean Sublease of Resource
Sublease dated as of May 18, 2005, between PGV as the Sublessor, and Owner
Lessor as Sublessee.

          "Sub-Sub-Grant of Delivery System Grant of Easements" shall mean the
Sub-Sub-Grant of Delivery System Grant of Easements, dated as of May 18, 2005, between Owner Lessor as Sub-Subgrantor and Lessee as Sub-Subgrantee.

                                       42

          "Sub-Sublease of Power Plant Sublease" shall mean the Sub-Sublease of
Power Plant Sublease, dated as of May 18, 2005, between Owner Lessor as
Sub-Sublessor and Lessee as Sub-Sublessee.

          "Sub-Sublease of Resource Sublease" shall mean the Sub-Sublease of
Resource Sublease dated as of May 18, 2005, between Owner Lessor as
Sub-Sublessor, and PGV as Sub-Sublessee.

          "Supplemental Financing" shall have the meaning specified in Section
11.1(b) of the Participation Agreement.

          "Supplemental Lease Rent" shall mean any and all amounts, liabilities and obligations (other than Periodic Lease Rent and Renewal Lease Rent) that the
Lessee assumes or agrees to pay under the Operative Documents (whether or not identified as "Supplemental Lease Rent") to the Owner Lessor or any other
Person, including Termination Value.

          "Tax" or "Taxes" shall mean all present and future fees, taxes
(including income, receipts, capital, excise and sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible)), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

          "Tax Advance" shall have the meaning specified in Section
9.2(d)(iii)(4) of the Participation Agreement.

          "Tax Claim" shall have the meaning specified in Section 9.2(d)(i) of the Participation Agreement.

          "Tax Event" shall mean any event or transaction treated, for Federal income tax purposes, as a taxable sale or exchange of the Senior Notes.

          "Tax Indemnity Agreement" shall mean the Tax Indemnity Agreement, dated as of May 18, 2005, between the Lessee and the Equity Investor.

          "Tax Requirements" shall mean the aggregate amount of Federal and state income taxes payable by the Partners on the date that such taxes are due to be paid by the Partners.

          "Tax Savings" shall have the meaning specified in Section 9.2(c)(vi)
of the Participation Agreement.

                                       43

          "Term" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Termination Date" shall mean the thirtieth (or in the case of
February, the twenty-eighth) day of each month.

          "Termination Value" for any Termination Date shall mean (x) during the
Basic Lease Term, an amount equal to the product of the Head Lease Rent and the percentage set forth under the heading "Termination Value Percentage" on
Schedule 3 to Project Lease Supplement No. 1 or, if executed, Project Lease
Supplement No. 2 for such Termination Date, and (y) during any Renewal Lease
Term, an amount determined pursuant to Section 15.5 of the Project Lease.

          "Third Amendment to Lease (Resource Sublease)" shall mean the Third
Amendment to Lease, dated as of May 18, 2005, between KLP as Lessor and PGV as
Lessee.

          "Title Company" shall mean Title Guaranty of Hawaii, Incorporated, a
Hawaii corporation.

          "Title Policies" shall mean each of the title policies issued on the
Closing Date to the Owner Lessor and the Indenture Trustee relating to the
Transaction.

          "Total Aggregate Claims" shall mean all Claims relating to the Lessee, the Project, the Project Site, or the Project Documents and which is the subject of any representation or warranty of the Lessee contained in Section 3 of the
Participation Agreement (excluding the representation set forth in Section
3.1(v)(i) therein) or any covenant of the Lessee set forth in Section 5 of the
Participation Agreement.

          "TPC Royalty Contract" shall mean the Accrual Agreement dated as of
September 1, 1990, by and between the Lessee and Thermal Power Company, a
California corporation.

          "Transaction" shall mean, collectively, each of the transactions contemplated under the Participation Agreement and the other Operative
Documents.

          "Transaction Costs" shall mean the following costs to the extent substantiated or otherwise supported in reasonable detail:

          (a) the cost of reproducing and printing the Operative Documents and all costs and fees, including filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Security Documents, and any other document required to be filed or

                                       44

recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Lessor or the Indenture Trustee;

          (b) the reasonable fees and expenses of the Debt Placement Agent;

          (c) the reasonable fees and expenses of Dewey Ballantine LLP counsel to the Equity Investor for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative
Documents and the LLC Agreement;

          (d) the reasonable fees and expenses of Morris, James, Hitchens and
Williams LLP, counsel for the Owner Lessor, the Owner Manager, and the Trust
Company for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

          (e) the reasonable fees and expenses of White & Case LLP, counsel to the Noteholders, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative
Documents;

          (f) the reasonable fees and expenses of McCorriston Miller Mukai
MacKinnon LLP, Hawaii counsel to the Equity Investor and Noteholders;

          (g) the reasonable fees and expenses of Kathleen C. Johnson, Attorney at Law, counsel for the Indenture Trustee and the Depositary Bank, for services rendered in connection with the negotiation, execution and delivery of the
Participation Agreement and the other Operative Documents;

          (h) the reasonable out-of-pocket expenses of the Noteholders, the
Equity Investor (and its advisors) and the Owner Lessor;

          (i) any fees payable to Noteholders and the initial fees and expenses of the Trust Company, the Indenture Trustee and the Depositary Bank in
connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which either one is or will be a party;

          (j) the fees and expenses of the Appraiser, for services rendered in connection with delivering the Closing Appraisal required by the Participation
Agreement;

                                       45

          (k) the fees and expenses of the Engineering Consultant, for services rendered in connection with delivering the Engineering Report and the
Environmental Update required by the Participation Agreement;

          (l) the fees and expenses of the Geothermal Consultant, for services rendered in connection with delivering the Geothermal Consultant's reports, respectively, required by the Participation Agreement;

          (m) the fees and expenses of the Insurance Consultant;

          (n) the fees and expenses of Environmental Consultant for services rendered in connection with delivering the Environmental Report;

          (o) the premiums and any other fees and expenses relating to the Title
Policies; and

          (p) the costs of the Equity Investor's internal engineering consultants as evidenced by a work order charge.

          Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature (other than those expressly referred to above) nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above), such as computer time procurement (other than reasonable out-of-pocket expenses of the
Equity Investor), financial analysis and consulting, advisory services (except as specifically set forth in (a)-(n) above), and costs of a similar nature.

          "Transaction Party" or "Transaction Parties" shall mean, individually or collectively, as the context may require, all or any of the parties to any of the Operative Documents.

          "Transfer Agreement" shall mean an assignment and assumption agreement in form and substance substantially in the form of Exhibit F to the
Participation Agreement.

          "Transmission Agreements" shall mean, collectively, the (a) Agreement for Phase I Work on Interconnection Facilities, dated June 27, 1986, between PGV and HELCO, (b) Agreement to Design 69 KV Transmission Lines, Substation at
Pohoiki, Modifications to Substations at Puna and Kaumana and Temporary 34.5
Facility to Interconnect PGV's Geothermal Electric Plant with HELCO's System
Grid (Phase II), dated May 23, 1990, between PGV and HELCO, (c) Agreement to
Construct 69 KV Transmission Lines, Substation at Pohoiki, Modifications to
Substations at Puna and

                                       46

Kaumana and Temporary 34.5 Facility to Interconnect PGV's Geothermal Electric
Plant with HELCO's System Grid (Phase III), dated May 23, 1990, between PGV and
HELCO and (d) Transmission Line Agreement, dated March 7, 1995, between PGV and
HELCO.

          "Treasury Regulations" shall mean regulations, including temporary regulations, promulgated or proposed under the Code.

          "Trust Company" shall mean Wilmington Trust Company.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939.

          "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial
Code as in effect in the applicable jurisdiction.

          "Value" shall have the meaning specified in Section 1.2 of the
Depositary Agreement.

          "Verifier" shall have the meaning specified in Section 3.4(d) of the
Project Lease.

          "Well Improvements" shall mean the Injection Well together with the
Production Well.

          "Well Maintenance Reserve Account" shall have the meaning specified in
Section 1.2 of the Depositary Agreement.

          "Well Maintenance Reserve Requirement" shall have the meaning set forth in Section 1.2 of the Depositary Agreement.

          "Wintergreen Renewal Lease Term" shall have the meaning specified in
Section 15.1 of the Project Lease.

                                       47

                                   SCHEDULE I

                             "REAL ESTATE DOCUMENTS"

1.   Sublease of Resource Sublease

2.   KLDC Estoppel

3.   Resource Sublease Partial Assignment

4.   Second Amendment to Lease (Master Lease)

5.   State Partial Assignment Consent

6.   KLP Partial Assignment Consent

7.   KLDC Partial Assignment Consent

8.   Memorandum of KLDC Partial Assignment Consent

9.   Memorandum of KLP Partial Assignment Consent

10.  Memorandum of Resource Sublease Partial Assignment

11.  Memorandum of State Partial Assignment Consent

12.  Memorandum of Sublease of Resource Sublease

13.  Memorandum of Sub-Sublease of Resource Sublease

14.  Memorandum of KLDC Estoppel

15.  Memorandum of KLDC Consent

16.  Memorandum of KLP Consent

17.  Memorandum of Project Lease

18.  Memorandum of Head Lease

19.  Memorandum of Second Amendment to Lease (Master Lease)

20.  Memorandum of State Consent

21.  Memorandum of Sub-Grant of Delivery System Grant of Easements

22.  Memorandum of Sub-Sub-Grant of Delivery System Grant of Easements

23.  Memorandum of Sublease of Power Plant Sublease

24.  Memorandum of Sub-Sublease of Power Plant Sublease

25.  Memorandum of Third Amendment to Lease (Resource Sublease)

26.  Special Power of Attorney (PGV to Owner Lessor)

27.  Special Power of Attorney (Owner Lessor to Indenture Trustee)

28.  Sub-Sublease of Resource Sublease

29.  Sub-Grant of Delivery System Grant of Easements

30.  Sub-Sub-Grant of Delivery System Grant of Easements

31.  Sublease of Power Plant Sublease

32.  Sub-Sublease of Power Plant Sublease

33.  Third Amendment to Lease (Resource Sublease)

                                       2

                                   Schedule II

                              "SECURITY DOCUMENTS"

1.   Indenture

2.   Depositary Agreement

3.   Lessee Partners Interest Pledge Agreement

4.   PGV Interests Pledge Agreement

5.   Lessee Security Agreement

6.   Bank of Hawaii Control Agreement

7.   KLDC Mortgage

8.   KLP Mortgage

9.   KLP Mortgage Assignment

10.  KLDC Mortgage Assignment

11.  KLP Mortgage Assignment (Indenture Trustee)

12.  KLDC Mortgage Assignment (Indenture Trustee)

13.  Owner Lessor Assignment of Sublease of Resource Sublease

14.  Owner Lessor Assignment of Sub-Grant of Delivery System Grant of Easements

15.  Owner Lessor Assignment of Project Lease

16.  Owner Lessor Assignment of Head Lease

17.  Owner Lessor Assignment of Sublease of Power Plant Sublease

                                       2

                                  Schedule III

                                "EXCLUDED ASSETS"

1.   Caterpillar brand front end loader

2.   Liquid Nitrogen Skid and Handling Equipment

3.   480/13.8 KV ABB Transformer

4.   1,000 Gal. Gasoline and Diesel Tanks - Hawaii Petroleum

5.   TNT Storage Container - Lincoln Pasquel

6.   49' Manlift - Bacon Universal

7.   Office equipment

                                       3

                                                                      SCHEDULE 1
                                                                              TO
                                                                   PROJECT LEASE

                                    INSURANCE

                           INSURANCE PROVISIONS - PUNA

SECTION 1. (A) PROPERTY INSURANCE.

The Lessee will, subject to Section 8 below, maintain (or cause to be maintained) in full force and effect at all times "All Risk" property insurance customarily carried by prudent operators of geothermal power generating facilities of comparable size and risk of the Project, and against loss or damage from such causes as are customarily insured against, which includes coverage for boiler and machinery, in a minimum amount not less than 100% of the full replacement value of the Project (based on true replacement prices available to the Lessee as an Affiliate of the equipment manufacturer). Such insurance coverages are further subject to sublimits of $15,000,000 per occurrence and in the annual aggregate for catastrophic perils (i.e., flood, wind, earthquake, hurricane and volcanic eruption). Such insurance coverages shall further be subject to a deductible, as to the Lessee's interest, not to exceed (i) $250,000 per occurrence for property (physical) damage and boiler and machinery breakdown, (ii) regarding occurrence of earthquake, wind, flood and volcanic eruption 5% of the loss or a minimum of $500,000, and (iii) such other higher amounts for catastrophic perils customarily maintained by prudent operators of geothermal power generating facilities of comparable size and risk of the Project.

     (b) Stipulated Loss Insurance

The Lessee will, subject to Section 8 below, maintain (or cause to be maintained) in full force and effect at all times Stipulated Loss Insurance in an amount not less than the difference between the Termination Value and the
Actual Cost Value, which shall mean replacement cost new less depreciation. Such insurance shall be payable in the event the Lessee elects or is deemed to have elected to terminate this Project Lease in accordance with Section 10.1.

SECTION 2. BUSINESS INTERRUPTION INSURANCE.

The Lessee will, subject to Section 8 below, maintain (or cause to be maintained) "Business Interruption" insurance (as a separate policy or as an extension of the "All Risk" property insurance policy required above) covering a total or partial loss of net revenue income as a result of indemnifiable physical loss or damage arising from an occurrence under the "All Risk" property policy. The limits of liability shall be sufficient to cover 12 months of
Periodic Lease Rent, provided, however, that in the event that the Lessee shall not maintain Stipulated Loss Insurance as a result of such coverage being unavailable on a commercially reasonable basis, the Lessee shall use its commercially reasonable efforts to obtain "Business Interruption" insurance to cover 18 months of Periodic Lease Rent. The indemnity period of this business interruption shall be 12 months. Waiting period deductibles shall be consistent with industry practice subject

                                        1

to a maximum waiting period of (i) 45 days for each occurrence resulting from property damage and (ii) 60 days for each occurrence resulting from boiler and machinery breakdown.

SECTION 3. CONTROL OF WELL INSURANCE.

The Lessee will, subject to Section 8 below, maintain (or caused to be maintained) in full force and effect at all times "Control of Well" insurance providing coverage for the interest in the wells for (a) costs to bring a well under control, (b) re-drilling, re-completion and /or re-conditioning expenses,
(c) seepage, pollution and contamination resulting from a well out of control and (d) loss or damage to property of others in the care, custody or control of the Lessee. The limit of liability with respect to the combined effects of clauses (a) and (b) above shall not be less than $20,000,000 per occurrence and
$20,000,000 in the aggregate. Sublimits are not less than $1,000,000 for clauses
(c) and (d) above. Deductibles with respect to the combined effects of this paragraph shall be consistent with industry practice subject to a maximum a deductible of not more than $250,000 per occurrence

SECTION 4. LIABILITY INSURANCE.

The Lessee with respect to the Project, will, subject to Section 8 below, maintain (or caused to be maintained) commercial general liability insurance, including contractual liability coverage, including sudden and accidental or named perils pollution liability coverage, subject to such coverage being commercially available on commercially reasonable terms, business automobile liability insurance and employers liability insurance and workers compensation
(as applicable), insuring against claims for bodily injury (including death) and property damage to third parties arising out of the ownership, operation, maintenance, condition and use of the Project and the Project Site, with limits of not less than $15,000,000 per occurrence and $15,000,000 in the aggregate (to be maintained at all times) or such other higher amount customarily maintained by prudent operators of geothermal power generating facilities of comparable size and risk of the Project. A maximum deductible of $250,000.00 per occurrence shall be allowed.

The Lessee will annually review the liability insurance maintained by it or on its behalf and will, if necessary, revise such coverage and limits (including deductibles) in order that the liability insurance maintained by it or on its behalf is consistent with that maintained by prudent operators of similar facilities of comparable size and risk to the Project; provided, that the Lessee may not decrease coverage or limits below the requirements set forth herein without the written consent of the Indenture Trustee (or, if the Lien of the
Indenture has been terminated and fully discharged, Owner Lessor), such consent shall not be unreasonably withheld and which will be based on an analysis by an independent insurance expert from an internationally recognized insurance brokerage firm selected by the Lessee and reasonably acceptable to Indenture
Trustee (or, if the Lien of the Indenture has been terminated and fully discharged, the Owner Lessor). Such liability insurance may be purchased either in a single limit or in combination with a general and an excess policy.

                                        2

SECTION 5. PROVISIONS WITH RESPECT TO INSURANCE.

In respect of the insurance required to be maintained or caused to be maintained under this Schedule 1, the Lessee will (a) place the insurance maintained pursuant to this Section with reputable insurance companies authorized to do business in Hawaii having (i) an A.M. Best Insurance Reports rating of at least
"A-" or better and a financial size category of VIII or (ii) a Standard & Poor's financial strength rating of "BBB" or higher, (b) name the Trust Company, the
Owner Lessor, the Equity Investor and the Indenture Trustee (as Indenture
Trustee and on behalf of the Noteholders) and their respective officers, directors, employees, affiliates and assigns as additional insureds, as their interests may appear (and, with respect to the insurance maintained pursuant to
Section 1 and 2 of this Schedule 1, name the Indenture Trustee (or, if the Lien of the Indenture has been terminated and fully discharged, the Owner Lessor), as sole payee, (c) cause the insurance companies to agree to waive all rights of subrogation or action howsoever arising which they may have or acquire arising out of any occurrence in respect of which any claim is admitted or paid thereunder against the Trust Company, the Owner Lessor, the Equity Investor and
the Indenture Trustee and their respective directors, officers, employees and assigns, and (d) cause such insurance or self-insurance to be primary without right of contribution of any other insurance carried by or on behalf of the
Trust Company, the Owner Lessor, the Equity Investor and the Indenture Trustee
(as Indenture Trustee and on behalf of the Noteholders) with respect to their respective interests in the Project and the Project Site.

All policies shall provide that the respective interests of the Trust Company, the Owner Lessor, the Equity Investor and the Indenture Trustee shall not be invalidated by any act or neglect of the Lessee or any other person, or any breach or violation by the Lessee or any other person of any warranties, declarations or conditions contained in the property insurance policies, any action or inaction of the Lessee or others or by the use of the Project or the
Project Site for purposes more hazardous than permitted by such policies. All liability insurance policies required to be maintained hereunder shall be endorsed to provide that, in as much as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the manner as if there were a separate policy covering each insured. The Lessee shall, at its own expense, promptly make or cause to be made all proofs of loss and take all other steps necessary to collect the proceeds of such insurance.

The Lessee shall notify the insurance companies that the Lessee has granted a first ranking assignment by way of security to the Owner Lessor and the
Indenture Trustee over the title and benefit of this insurance and its interest and rights in the subject matter of this insurance, and confirm that they have not been notified of any other pledge or assignment of or security interest in the Lessee's interest in this insurance.

The insurance companies shall not be entitled to any recourse against or to offset any sums payable to the Trust Company, the Owner Lessor, the Equity
Investor, the Noteholders or the Indenture Trustee against premium or other monies owing by the Lessee, nor any sums owing to the Lessee under the policies against any monies owing by the Lessee under any other policy or contract.

                                        3

All of the insurance policies required by this Schedule 1 may cover other operations, facilities and properties of the Lessee or its Affiliates as long as the limits of insurance available to the Project and the Project Site are not less than the requirements set forth herein.

Claims and losses, if any, under any insurance policies required to be carried under this Schedule 1 shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by the Lessee, subject to the approval of the Indenture Trustee (or, if the Lien of the Indenture has been terminated and fully discharged the Owner Lessor) if a Lease Event of Default has occurred and is continuing.

All loss payments under any policy of insurance maintained pursuant to Section 1 and 2 of this Schedule 1 shall be made to the Depositary Bank and applied in accordance with the terms of the Depositary Agreement.

The Lessee shall promptly notify the Owner Lessor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture
Trustee, of any claim in excess of $500,000.00 under any insurance policy maintained pursuant to this Schedule 1. If any insurance policies for this
Project contain(s) aggregate limits applying to facilities other than this
Project, and such limits are diminished by any incident, occurrence, claim, settlement or judgment against such insurance which has caused the carrier to establish a reserve, the Lessee shall take or cause to be taken immediate steps to restore such aggregate limits or shall provide other equivalent insurance protection for such aggregate limits at all times.

SECTION 6. REPORTS.

The Lessee shall annually provide (A) the Owner Lessor, the Equity Investor and the Indenture Trustee a report from an independent insurance broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in compliance with all insurance requirements set forth in this Schedule 1 and (B) a certificate of a Responsible
Officer of the Lessee certifying that all premiums in respect of such policies are current and that such coverage is in compliance with all insurance requirements set forth in this Schedule 1.

The insurance policies shall provide for at least 45 (forty-five) days' prior written notice to the Owner Lessor, the Equity Investor and the Indenture
Trustee of any act or omission or of any event of which the insurance companies have knowledge and which the insurance companies consider may invalidate or render unenforceable in whole or in part this insurance or any claim under it or which might entitle the insurance companies to terminate, rescind or repudiate this policy in whole or part, or treat it as avoided, terminated or suspended, against any insured party. The insurance policies shall provide that if an insurance policy is cancelled for any reason whatsoever, including non-payment of premium, or any changes are initiated by the Lessee which affect the interests of the additional insureds, such cancellation or change shall not be effective as to the additional insureds until 45 (forty-five) days (except for non-payment of premium which shall be ten (10) days), after receipt by the
Indenture Trustee, Equity Investor and Owner Lessor of written notice sent by registered mail from the applicable insurance company, such registered mail to be received at the respective addresses set forth in Section 12.4 of the
Participation Agreement.

                                        4

SECTION 7. ADDITIONAL INSURANCE BY THE OWNER LESSOR.

At any time the Owner Lessor (either directly or in the name of the Equity
Investor) or Indenture Trustee may at its own expense and for its own account carry insurance with respect to its interest in the Project and the Project
Site, provided, that such insurance does not in any way interfere with the
Lessee's ability to obtain insurance with respect to the Project described in this Schedule 1. Any insurance payments received from policies maintained by the
Owner Lessor or Indenture Trustee pursuant to the previous sentence shall be retained by the Owner Lessor or Indenture Trustee, as the case may be, without reducing or otherwise affecting the Lessee's obligations hereunder.

SECTION 8. AMENDMENT OF INSURANCE REQUIREMENTS; UNAVAILABILITY OF INSURANCE.

If any insurance required to be maintained by the Lessee pursuant to this
Schedule 1 (including the limits or deductibles or any other terms under policies for such insurance) ceases to be available on a commercially reasonable basis, the Lessee shall provide written notice to the Owner Lessor, the Equity
Investor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee, which written notice shall be accompanied by a letter from the Lessee's insurance broker stating that such insurance is unavailable on a commercially reasonable basis and explaining in detail the basis for such conclusions. Such notice shall be given not less than thirty (30) days' prior to the scheduled date for renewal of any such policy.

In the event that a resolution acceptable to both parties cannot be reached, within ten (10) days, the parties shall make arrangements, at the Lessee's expense, for the formation of an insurance panel consisting of the Lessee's insurance advisor (or broker) and the Owner Lessor's and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture
Trustee's insurance advisor (or broker), and an independent insurance expert from a internationally recognized insurance brokerage firm, chosen by the Lessee and reasonably acceptable to the Owner Lessor and, so long as the Lien of the
Indenture has not been terminated and fully discharged, the Indenture Trustee.
Such independent expert shall conduct a separate review of the relevant insurance requirements of this Schedule 1 and the market for such insurance at the time, giving due consideration to the representations of both insurance advisors, and upon conclusion of such review shall issue a written report stating whether such insurance is available or unavailable on a commercially reasonable basis and explaining in detail the basis for such conclusions.

If the insurance expert concludes that such insurance is not available on a commercially reasonable basis, the insurance expert shall provide a written recommendation and certification (which shall include the amount and type of insurance which is available upon a commercially reasonable basis) not less than fifteen (15) days before the date for renewal of such insurance. The Lessee shall, prior to the expiration of the insurance then in effect, obtain such insurance recommended and certified by such insurance expert that is available on a commercially reasonable basis. The recommendation of the insurance expert shall be conclusive and binding upon the Lessee and the Owner Lessor and the
Lessee shall, for so long as such insurance shall

                                        5

be unavailable on a commercially reasonable basis, be required to carry such insurance that the insurance expert has recommended and certified is available on a commercially reasonable basis; provided, however, that if any required insurance hereunder that had previously been unavailable on a commercially reasonable basis shall become available on a commercially reasonable basis, the
Lessee shall obtain such required insurance as promptly as practicable after the
Lessee has been given notice of such availability, so long as such insurance can be obtained without causing unreasonable (as determined by the insurance expert)
cost inefficiencies or disruptions mid-term in the existing insurance programs.

All reasonable fees, costs and expenses associated with the insurance panel
(including the review by the insurance expert) shall be for the sole account of the Lessee.

                                        6

                                                     Schedule 1 to Project Lease

                           INSURANCE PROVISIONS - PUNA

SECTION 1. (A) PROPERTY INSURANCE.

The Lessee will, subject to Section 8 below, maintain (or cause to be maintained) in full force and effect at all times "All Risk" property insurance customarily carried by prudent operators of geothermal power generating facilities of comparable size and risk of the Project, and against loss or damage from such causes as are customarily insured against, which includes coverage for boiler and machinery, in a minimum amount not less than 100% of the full replacement value of the Project (based on true replacement prices available to the Lessee as an Affiliate of the equipment manufacturer). Such insurance coverages are further subject to sublimits of $15,000,000 per occurrence and in the annual aggregate for catastrophic perils (i.e., flood, wind, earthquake, hurricane and volcanic eruption). Such insurance coverages shall further be subject to a deductible, as to the Lessee's interest, not to exceed (i) $250,000 per occurrence for property (physical) damage and boiler and machinery breakdown, (ii) regarding occurrence of earthquake, wind, flood and volcanic eruption 5% of the loss or a minimum of $500,000, and (iii) such other higher amounts for catastrophic perils customarily maintained by prudent operators of geothermal power generating facilities of comparable size and risk of the Project.

     (b) Stipulated Loss Insurance

The Lessee will, subject to Section 8 below, maintain (or cause to be maintained) in full force and effect at all times Stipulated Loss Insurance in an amount not less than the difference between the Termination Value and the
Actual Cost Value, which shall mean replacement cost new less depreciation. Such insurance shall be payable in the event the Lessee elects or is deemed to have elected to terminate this Project Lease in accordance with Section 10.1.

SECTION 2. BUSINESS INTERRUPTION INSURANCE.

The Lessee will, subject to Section 8 below, maintain (or cause to be maintained) "Business Interruption" insurance (as a separate policy or as an extension of the "All Risk" property insurance policy required above) covering a total or partial loss of net revenue income as a result of indemnifiable physical loss or damage arising from an occurrence under the "All Risk" property policy. The limits of liability shall be sufficient to cover 12 months of
Periodic Lease Rent, provided, however, that in the event that the Lessee shall not maintain Stipulated Loss Insurance as a result of such coverage being unavailable on a commercially reasonable basis, the Lessee shall use its commercially reasonable efforts to obtain "Business Interruption" insurance to cover 18 months of Periodic Lease Rent. The indemnity period of this business interruption shall be 12 months. Waiting period deductibles shall be consistent with industry practice subject to a maximum waiting period of (i) 45 days for each occurrence resulting from property damage and (ii) 60 days for each occurrence resulting from boiler and machinery breakdown.

SECTION 3. CONTROL OF WELL INSURANCE.

The Lessee will, subject to Section 8 below, maintain (or caused to be maintained) in full force and effect at all times "Control of Well" insurance providing coverage for the interest in the wells for (a) costs to bring a well under control, (b) re-drilling, re-completion and /or re-conditioning expenses,
(c) seepage, pollution and contamination resulting from a well out of control and (d) loss or damage to property of others in the care, custody or control of the Lessee. The limit of liability with respect to the combined effects of clauses (a) and (b) above shall not be less than $20,000,000 per occurrence and
$20,000,000 in the aggregate. Sublimits are not less than $1,000,000 for clauses
(c) and (d) above. Deductibles with respect to the combined effects of this paragraph shall be consistent with industry practice subject to a maximum a deductible of not more than $250,000 per occurrence

SECTION 4. LIABILITY INSURANCE.

The Lessee with respect to the Project, will, subject to Section 8 below, maintain (or caused to be maintained) commercial general liability insurance, including contractual liability coverage, including sudden and accidental or named perils pollution liability coverage, subject to such coverage being commercially available on commercially reasonable terms, business automobile liability insurance and employers liability insurance and workers compensation
(as applicable), insuring against claims for bodily injury (including death) and property damage to third parties arising out of the ownership, operation, maintenance, condition and use of the Project and the Project Site, with limits of not less than $15,000,000 per occurrence and $15,000,000 in the aggregate (to be maintained at all times) or such other higher amount customarily maintained by prudent operators of geothermal power generating facilities of comparable size and risk of the Project. A maximum deductible of $250,000.00 per occurrence shall be allowed.

The Lessee will annually review the liability insurance maintained by it or on its behalf and will, if necessary, revise such coverage and limits (including deductibles) in order that the liability insurance maintained by it or on its behalf is consistent with that maintained by prudent operators of similar facilities of comparable size and risk to the

                                        2

Project; provided, that the Lessee may not decrease coverage or limits below the requirements set forth herein without the written consent of the Indenture
Trustee (or, if the Lien of the Indenture has been terminated and fully discharged, Owner Lessor), such consent shall not be unreasonably withheld and which will be based on an analysis by an independent insurance expert from an internationally recognized insurance brokerage firm selected by the Lessee and reasonably acceptable to Indenture Trustee (or, if the Lien of the Indenture has
been terminated and fully discharged, the Owner Lessor). Such liability insurance may be purchased either in a single limit or in combination with a general and an excess policy.

SECTION 5. PROVISIONS WITH RESPECT TO INSURANCE.

In respect of the insurance required to be maintained or caused to be maintained under this Schedule 1, the Lessee will (a) place the insurance maintained pursuant to this Section with reputable insurance companies authorized to do business in Hawaii having (i) an A.M. Best Insurance Reports rating of at least
"A-" or better and a financial size category of VIII or (ii) a Standard & Poor's financial strength rating of "BBB" or higher, (b) name the Trust Company, the
Owner Lessor, the Equity Investor and the Indenture Trustee (as Indenture
Trustee and on behalf of the Noteholders) and their respective officers, directors, employees, affiliates and assigns as additional insureds, as their interests may appear (and, with respect to the insurance maintained pursuant to
Section 1 and 2 of this Schedule 1, name the Indenture Trustee (or, if the Lien of the Indenture has been terminated and fully discharged, the Owner Lessor), as sole payee, (c) cause the insurance companies to agree to waive all rights of subrogation or action howsoever arising which they may have or acquire arising out of any occurrence in respect of which any claim is admitted or paid thereunder against the Trust Company, the Owner Lessor, the Equity Investor and
the Indenture Trustee and their respective directors, officers, employees and assigns, and (d) cause such insurance or self-insurance to be primary without right of contribution of any other insurance carried by or on behalf of the
Trust Company, the Owner Lessor, the Equity Investor and the Indenture Trustee
(as Indenture Trustee and on behalf of the Noteholders) with respect to their respective interests in the Project and the Project Site.

All policies shall provide that the respective interests of the Trust Company, the Owner Lessor, the Equity Investor and the Indenture Trustee shall not be invalidated by any act or neglect of the Lessee or any other person, or any breach or violation by the Lessee or any other person of any warranties, declarations or conditions contained in the property insurance policies, any action or inaction of the Lessee or others or by the use of the Project or the
Project Site for purposes more hazardous than permitted by such policies.

                                        3

All liability insurance policies required to be maintained hereunder shall be endorsed to provide that, in as much as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the manner as if there were a separate policy covering each insured. The Lessee shall, at its own expense, promptly make or cause to be made all proofs of loss and take all other steps necessary to collect the proceeds of such insurance.

The Lessee shall notify the insurance companies that the Lessee has granted a first ranking assignment by way of security to the Owner Lessor and the
Indenture Trustee over the title and benefit of this insurance and its interest and rights in the subject matter of this insurance, and confirm that they have not been notified of any other pledge or assignment of or security interest in the Lessee's interest in this insurance.

The insurance companies shall not be entitled to any recourse against or to offset any sums payable to the Trust Company, the Owner Lessor, the Equity
Investor, the Noteholders or the Indenture Trustee against premium or other monies owing by the Lessee, nor any sums owing to the Lessee under the policies against any monies owing by the Lessee under any other policy or contract.

All of the insurance policies required by this Schedule 1 may cover other operations, facilities and properties of the Lessee or its Affiliates as long as the limits of insurance available to the Project and the Project Site are not less than the requirements set forth herein.

Claims and losses, if any, under any insurance policies required to be carried under this Schedule 1 shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by the Lessee, subject to the approval of the Indenture Trustee (or, if the Lien of the Indenture has been terminated and fully discharged the Owner Lessor) if a Lease Event of Default has occurred and is continuing.

All loss payments under any policy of insurance maintained pursuant to Section 1 and 2 of this Schedule 1 shall be made to the Depositary Bank and applied in accordance with the terms of the Depositary Agreement.

The Lessee shall promptly notify the Owner Lessor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture
Trustee, of any claim in excess of $500,000.00 under any insurance policy maintained pursuant to this Schedule 1. If any insurance policies for this
Project contain(s) aggregate limits applying to facilities other than this
Project, and such limits are diminished by any incident, occurrence, claim, settlement or judgment against such insurance which has caused the carrier to establish a reserve, the Lessee shall take or cause to be taken immediate steps to

                                        4

restore such aggregate limits or shall provide other equivalent insurance protection for such aggregate limits at all times.

SECTION 6. REPORTS.

The Lessee shall annually provide (A) the Owner Lessor, the Equity Investor and the Indenture Trustee a report from an independent insurance broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in compliance with all insurance requirements set forth in this Schedule 1 and (B) a certificate of a Responsible
Officer of the Lessee certifying that all premiums in respect of such policies are current and that such coverage is in compliance with all insurance requirements set forth in this Schedule 1.

The insurance policies shall provide for at least 45 (forty-five) days' prior written notice to the Owner Lessor, the Equity Investor and the Indenture
Trustee of any act or omission or of any event of which the insurance companies have knowledge and which the insurance companies consider may invalidate or render unenforceable in whole or in part this insurance or any claim under it or which might entitle the insurance companies to terminate, rescind or repudiate this policy in whole or part, or treat it as avoided, terminated or suspended, against any insured party. The insurance policies shall provide that if an insurance policy is cancelled for any reason whatsoever, including non-payment of premium, or any changes are initiated by the Lessee which affect the interests of the additional insureds, such cancellation or change shall not be effective as to the additional insureds until 45 (forty-five) days (except for non-payment of premium which shall be ten (10) days), after receipt by the
Indenture Trustee, Equity Investor and Owner Lessor of written notice sent by registered mail from the applicable insurance company, such registered mail to be received at the respective addresses set forth in Section 12.4 of the
Participation Agreement.

SECTION 7. ADDITIONAL INSURANCE BY THE OWNER LESSOR.

At any time the Owner Lessor (either directly or in the name of the Equity
Investor) or Indenture Trustee may at its own expense and for its own account carry insurance with respect to its interest in the Project and the Project
Site, provided, that such insurance does not in any way interfere with the
Lessee's ability to obtain insurance with respect to the Project described in this Schedule 1. Any insurance payments received from policies maintained by the
Owner Lessor or Indenture Trustee pursuant to the previous sentence shall be retained by the Owner Lessor or Indenture Trustee, as the case may be, without reducing or otherwise affecting the Lessee's obligations hereunder.

                                        5

SECTION 8. AMENDMENT OF INSURANCE REQUIREMENTS; UNAVAILABILITY OF INSURANCE.

If any insurance required to be maintained by the Lessee pursuant to this
Schedule 1 (including the limits or deductibles or any other terms under policies for such insurance) ceases to be available on a commercially reasonable basis, the Lessee shall provide written notice to the Owner Lessor, the Equity
Investor and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture Trustee, which written notice shall be accompanied by a letter from the Lessee's insurance broker stating that such insurance is unavailable on a commercially reasonable basis and explaining in detail the basis for such conclusions. Such notice shall be given not less than thirty (30) days' prior to the scheduled date for renewal of any such policy.

In the event that a resolution acceptable to both parties cannot be reached, within ten (10) days, the parties shall make arrangements, at the Lessee's expense, for the formation of an insurance panel consisting of the Lessee's insurance advisor (or broker) and the Owner Lessor's and, so long as the Lien of the Indenture has not been terminated and fully discharged, the Indenture
Trustee's insurance advisor (or broker), and an independent insurance expert from a internationally recognized insurance brokerage firm, chosen by the Lessee and reasonably acceptable to the Owner Lessor and, so long as the Lien of the
Indenture has not been terminated and fully discharged, the Indenture Trustee.
Such independent expert shall conduct a separate review of the relevant insurance requirements of this Schedule 1 and the market for such insurance at the time, giving due consideration to the representations of both insurance advisors, and upon conclusion of such review shall issue a written report stating whether such insurance is available or unavailable on a commercially reasonable basis and explaining in detail the basis for such conclusions.

If the insurance expert concludes that such insurance is not available on a commercially reasonable basis, the insurance expert shall provide a written recommendation and certification (which shall include the amount and type of insurance which is available upon a commercially reasonable basis) not less than fifteen (15) days before the date for renewal of such insurance. The Lessee shall, prior to the expiration of the insurance then in effect, obtain such insurance recommended and certified by such insurance expert that is available on a commercially reasonable basis. The recommendation of the insurance expert shall be conclusive and binding upon the Lessee and the Owner Lessor and the
Lessee shall, for so long as such insurance shall be unavailable on a commercially reasonable basis, be required to carry such insurance that the insurance expert has recommended and certified is available on a commercially reasonable basis; provided, however, that if any required insurance hereunder that had previously been unavailable on a commercially reasonable basis shall become available on a commercially reasonable basis, the Lessee shall obtain such required insurance as promptly as practicable after the Lessee has been given notice of such availability, so long as such insurance can be

                                        6

obtained without causing unreasonable (as determined by the insurance expert)
cost inefficiencies or disruptions mid-term in the existing insurance programs.

All reasonable fees, costs and expenses associated with the insurance panel
(including the review by the insurance expert) shall be for the sole account of the Lessee.

                                       7

                                                                       Exhibit A

                                     FORM OF
                         PROJECT LEASE SUPPLEMENT NO. _

          This PROJECT LEASE SUPPLEMENT NO. __, dated as of _________________, is between SE PUNA, L.L.C., a Delaware limited liability company (the "Owner
Lessor"), and PUNA GEOTHERMAL VENTURE, a Hawaii general partnership (the
"Lessee").

                                   WITNESSETH:

          WHEREAS, the Owner Lessor and the Lessee have heretofore entered into that certain Project Lease Agreement, dated as of [__, 2005] (the "Project
Lease"). The terms used herein are used with the meanings specified in the
Project Lease; and

          WHEREAS, the Project Lease provides for the execution and delivery of a Project Lease Supplement substantially in the form hereof for, among other things, the purpose of leasing the Project and confirming Periodic Lease Rent,
Allocated Rent and Termination Values with respect thereto.

          NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               Section 1. Lease. The Owner Lessor hereby leases the Project, upon the terms and conditions set forth in the Project Lease, to the Lessee for the Basic Lease Term (and Renewal Lease Term, if any) and the Lessee
     hereby leases the Project upon the terms and conditions set forth in the
     Project Lease, from the Owner Lessor for such Basic Lease Term (and Renewal
     Lease Term, if any). The Head Lease Rent for the Project, designated as such in the Head Lease Supplement therefor, is $________.

               Section 2. Payment of Periodic Rent. The Lessee hereby agrees to pay to the Owner Lessor basic lease rent for the lease of the Project (the
     "Periodic Lease Rent"), payable with respect to the Basic Lease Term thereof, as follows: each payment of Periodic Lease Rent shall be payable on each Rent Payment Date in the amount equal to, subject to Section 3.4 of the Project Lease, the product of (x) the Head Lease Rent therefor multiplied by (y) the percentage set forth opposite such Rent Payment Date on Schedule 1 hereto under the caption "Periodic Lease Rent Percentage."

               Section 3. Allocation of Rent. The Periodic Lease Rent allocated to each Rental Period for the use by the Lessee of the Project shall be an amount equal to the product of (x) the Head Lease Rent therefor multiplied by (y) the percentage set forth opposite such Rental Period in Schedule 2 hereof under the caption "Allocation Percentage" (the "Allocated Rent").

                                        1

               Section 4. Termination Values. Termination Values for any
     Termination Date in respect of the Project shall be an amount equal to the product of (x) the Head Lease Rent therefor multiplied by (y) the percentage set forth under the heading "Termination Value Percentages" on
     Schedule 3 hereto.

               Section 5. EBO Price; EBO Date Prepaid Rent Balance. The EBO
     Price in respect of the Project shall mean an amount equal to [$___]
     [$___]. The EBO Date Prepaid Rent Balance shall mean an amount equal to
     [$___] [$___].

               Section 6. FPPO Price. The FPPO Price in respect of the Project shall mean an amount equal to [$___] [$___].

               Section 7. Miscellaneous. (a) This Project Lease Supplement No. _
     shall be construed in connection with and as part of the Project Lease, and all terms, conditions and covenants contained in the Project Lease, except as herein modified, shall be and remain in full force and effect.

          (b)This Project Lease Supplement No. __ may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

          [FOR INSERTION IN PROJECT LEASE SUPPLEMENT NO. 2 ONLY:(C) THIS PROJECT
LEASE SUPPLEMENT NO. 2 SUPERSEDES PROJECT LEASE SUPPLEMENT NO. 1. ]

          IN WITNESS WHEREOF, the Owner Lessor and the Lessee have caused this
Project Lease Supplement No. _ to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         SE PUNA, L.L.C.

                                         By: Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Owner Manager

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                         PUNA GEOTHERMAL VENTURE

                                         By: ORNI 8 LLC, its partner

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                         By: OrPuna LLC, its partner

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

*Receipt of the original counterpart of the foregoing Project Lease Supplement
No. __ is hereby acknowledged on this [____] day of May 2005.

                                             Union Bank of California, N.A.,
                                             as Indenture Trustee

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

----------
*    This acknowledgment executed in the original counterpart only.

--------------------------------------------------------------------------------
                                   SCHEDULE 1
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. _
                               PERIODIC LEASE RENT

          (expressed as a percentage of Head Lease Rent and in dollars)

--------------------------------------------------------------------------------

    RENT        PERIODIC LEASE   PERIODIC LEASE
PAYMENT DATE   RENT PERCENTAGE        RENT
------------   ---------------   --------------

--------------------------------------------------------------------------------
                                   SCHEDULE 2
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. _

     ALLOCATED RENT, PROPORTIONAL RENT AND SECTION 467 INTEREST PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)

--------------------------------------------------------------------------------

    RENTAL PERIOD
---------------------                PROPORTIONAL   SECTION 467
 FROM AND     TO AND    ALLOCATION       RENT         INTEREST
INCLUDING   INCLUDING   PERCENTAGE    PERCENTAGE     PERCENTAGE
---------   ---------   ----------   ------------   -----------

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                                     TO THE
                         PROJECT LEASE SUPPLEMENT NO. _

                          TERMINATION VALUE PERCENTAGES

                 (expressed as a percentage of Head Lease Rent)

--------------------------------------------------------------------------------

                                       [2]
                     [1]           SECTION 467
TERMINATION   TERMINATION VALUE   LOAN BALANCE
   DATE           PERCENTAGE       PERCENTAGE    =[1] - [2]
-----------   -----------------   ------------   ----------